As filed with the Securities and Exchange Commission on April 30, 2003

                                                       Registration Nos. 33-5033
                                                                        811-4642
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER  THE SECURITIES ACT OF 1933

    PRE-EFFECTIVE AMENDMENT NO.                                              [ ]

    POST-EFFECTIVE AMENDMENT NO. 46                                          |X|

                                     AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


    AMENDMENT NO. 48                                                         |X|


                        (CHECK APPROPRIATE BOX OR BOXES)

                              --------------------

                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              --------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                          VARIABLE PRODUCTS OPERATIONS
                         PHOENIX LIFE INSURANCE COMPANY
                (FKA, PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY)
                                  800/541-0171
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              --------------------


                              JOHN R. FLORES, ESQ.

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              --------------------

    Approximate Date of Proposed Public Offering:


  It is proposed that this filing will become effective (check appropriate box):
  [ ] immediately upon filing pursuant to paragraph (b)
  |X| on May 1, 2003 pursuant to paragraph (b), or
  [ ] 60 days after filing   pursuant to paragraph (a)(1)
  [ ] on ( ) pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on ( ) pursuant to paragraph (a)(2) of Rule 485


  If appropriate, check the following box:
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                                     PART A

                                                             [logo] PHOENIX
                                                            WEALTH MANAGEMENT(R)



      THE PHOENIX
          EDGE
            SERIES FUND

--------------------------------------------------------------------------------
         VARIABLE PRODUCTS FUND PROSPECTUSES - BOOK 1 OF 2
--------------------------------------------------------------------------------

                          May 1, 2003



                          These securities have not been approved
                          or disapproved by the Securities and
                          Exchange Commission ("SEC"), nor has
                          the SEC determined if this prospectus
                          is accurate or complete. Any
                          representation to the contrary is a
                          criminal offense.

                          THE PHOENIX EDGE SERIES FUND


PROSPECTUS                                                           MAY 1, 2003


    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its many separate series. Generally, each series operates as if it were a separate fund.

    The shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through certain separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC") (collectively, "we," "company," "companies," "us" or "our"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be available through a particular contract.

MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
[diamond] Phoenix-Aberdeen International Series
[diamond] Phoenix-Engemann Capital Growth Series
[diamond] Phoenix-Engemann Small & Mid-Cap Growth Series
[diamond] Phoenix-Goodwin Money Market Series

[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series

[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond Series
[diamond] Phoenix-Kayne Large-Cap Core Series
[diamond] Phoenix-Kayne Small-Cap Quality Value Series
[diamond] Phoenix-Oakhurst Growth and Income Series
[diamond] Phoenix-Oakhurst Strategic Allocation Series
[diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond] Phoenix-Seneca Strategic Theme Series

MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
[diamond]  Phoenix-Duff & Phelps Real Estate Securities Series

MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
[diamond] Phoenix-AIM Mid-Cap Equity Series
[diamond] Phoenix-Alliance/Bernstein Enhanced Index Series
[diamond] Phoenix-Alliance/Bernstein Growth + Value Series
[diamond] Phoenix-Janus Flexible Income Series
[diamond] Phoenix-Lazard International Equity Select Series
[diamond] Phoenix-Lazard Small-Cap Value Series
[diamond] Phoenix-Lazard U.S. Multi-Cap Series
[diamond] Phoenix-Lord Abbett Bond-Debenture Series
[diamond] Phoenix-Lord Abbett Large-Cap Value Series
[diamond] Phoenix-Lord Abbett Mid-Cap Value Series
[diamond] Phoenix-MFS Investors Growth Stock Series
[diamond] Phoenix-MFS Investors Trust Series

[diamond] Phoenix-MFS Value Series

[diamond] Phoenix-Northern Dow 30 Series
[diamond] Phoenix-Northern Nasdaq-100 Index(R) Series

[diamond] Phoenix-Sanford Bernstein Global Value Series
[diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series
[diamond] Phoenix-Sanford Bernstein Small-Cap Value Series
[diamond] Phoenix-State Street Research Small-Cap Growth Series


    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

    These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:                    [envelope]  PHOENIX LIFE INSURANCE COMPANY
                                                                          PO Box 8027
                                                                          Boston, MA 02266-8027
                                                              [telephone] TEL. 800/541-0171



                                                 The Phoenix Edge Series Fund  1

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------
GUIDE TO THE PROSPECTUS....................................   3
THE SERIES:
   Phoenix-Aberdeen International Series...................   4
   Phoenix-AIM Mid-Cap Equity Series.......................   6
   Phoenix-Alliance/Bernstein Enhanced Index Series........   9
   Phoenix-Alliance/Bernstein Growth + Value Series........  12
   Phoenix-Duff & Phelps Real Estate Securities Series ....  15
   Phoenix-Engemann Capital Growth Series .................  18
   Phoenix-Engemann Small & Mid-Cap Growth Series .........  21
   Phoenix-Goodwin Money Market Series ....................  24
   Phoenix-Goodwin Multi-Sector Fixed Income Series........  27

   Phoenix-Goodwin Multi-Sector Short Term Bond Series.....  30
   Phoenix-Hollister Value Equity Series ..................  32
   Phoenix-Janus Flexible Income Series....................  35
   Phoenix-Kayne Large-Cap Core Series.....................  38
   Phoenix-Kayne Small-Cap Quality Value Series............  40
   Phoenix-Lazard International Equity Select Series.......  42
   Phoenix-Lazard Small-Cap Value Series...................  44
   Phoenix-Lazard U.S. Multi-Cap Series....................  46
   Phoenix-Lord Abbett Bond-Debenture Series...............  48
   Phoenix-Lord Abbett Large-Cap Value Series..............  50
   Phoenix-Lord Abbett Mid-Cap Value Series................  52
   Phoenix-MFS Investors Growth Stock Series...............  54
   Phoenix-MFS Investors Trust Series .....................  57
   Phoenix-MFS Value Series................................  60
   Phoenix-Northern Dow 30 Series..........................  63
   Phoenix-Northern Nasdaq-100 Index(R) Series.............  65
   Phoenix-Oakhurst Growth and Income Series...............  68
   Phoenix-Oakhurst Strategic Allocation Series............  71
   Phoenix-Sanford Bernstein Global Value Series ..........  74
   Phoenix-Sanford Bernstein Mid-Cap Value Series..........  76
   Phoenix-Sanford Bernstein Small-Cap Value Series........  79
   Phoenix-Seneca Mid-Cap Growth Series ...................  82
   Phoenix-Seneca Strategic Theme Series...................  85
   Phoenix-State Street Research Small-Cap Growth Series...  88
MORE ABOUT INVESTMENT STRATEGIES...........................  90
DESCRIPTION OF PRINCIPAL RISKS.............................  91
MANAGEMENT OF THE FUND.....................................  96
   The Advisors............................................  96
   The Subadvisors.........................................  97
   Fees and Expenses Paid by the Fund......................  98
MORE ABOUT THE FUND........................................  99
   Organization of the Fund................................  99
   Shares of Beneficial Interest...........................  99
   Taxes...................................................  99
   Net Asset Value......................................... 100
   Disclaimers............................................. 100


2  The Phoenix Edge Series Fund

GUIDE TO THE PROSPECTUS
--------------------------------------------------------------------------------
    THIS GUIDE PROVIDES IMPORTANT INFORMATION ABOUT HOW TO USE AND UNDERSTAND THIS PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU READ THE REST OF THE PROSPECTUS.


    This prospectus discusses the multiple series of the Fund. Each series has its own investment objectives, strategies, restrictions and risks, and operates in many ways like a separate mutual fund. Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., and Duff & Phelps Investment Management Co. are the investment advisors to the series. For most of the series, the advisors have retained subadvisors to provide day-to-day portfolio management.


    We are providing this guide to the prospectus to help you understand the information provided for each series and the Fund as a whole. Please read it carefully before you read the rest of the prospectus.

THE SERIES
    In the first section of the prospectus following this guide, you will find a description of each series. This description includes the series' investment objectives, the principal investment strategies used to seek to achieve its objectives, and the principal risks involved in these strategies.

    THERE IS NO GUARANTEE THAT ANY SERIES WILL ACHIEVE ITS OBJECTIVE.

    Some of these descriptions identify specific percentage limitations applicable to certain investments or strategies. These percentage limitations are applied at the time of purchase.

    This section also tells you the fees and estimated expenses of each series, the series' investment advisor and subadvisor, the individuals who will be managing each series, and performance and financial information for each series unless the series is new.

MORE ABOUT INVESTMENT STRATEGIES
    In the next section, you will find more information about investment strategies and practices that some or all of the series use, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information ("SAI").

DESCRIPTION OF PRINCIPAL RISKS
    The description of each series lists the principal risks applicable to that series. In the section entitled "Description of Principal Risks," you will find a discussion of each principal risk, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    In addition, you should be aware of the following risks that apply to all series:

THE VALUE OF YOUR SHARES WILL FLUCTUATE
    The value of your shares of a series is based on the market value of the series' portfolio holdings. These values change, and can decrease as well as increase.

    Common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the subadvisor's ability to anticipate changes that can adversely affect the value of a series' investments. Debt security values change when interest rates change. Generally, when interest rates go up, the value of a debt security goes down; and when interest rates go down, the value of a debt security goes up.

    Changes in the market's perception of the issuer's creditworthiness, in economic, political, or market conditions, in relative values of currencies, and in the average maturity of a series' investments -- as well as the advisor's or subadvisor's ability to anticipate such changes -- can also affect the value of a series' shares.

YOU COULD LOSE MONEY
    You should understand that loss of money is a risk of investing in any of the series.

MANAGEMENT OF THE FUND
    This section provides information about the series' advisors and subadvisors, including the fees paid by each series for advisory services.

MORE ABOUT THE FUND
    The last section of the prospectus gives you additional information about the Fund, its organization, taxes, dividends, distributions, and net asset value.

                                                 The Phoenix Edge Series Fund  3

PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The series may invest in any region of the world. Under normal circumstances, the series will invest at least 80% of its assets in non-U.S. issuers located in not less than three countries. From time to time, the series may have more than 25% of its assets invested in any major industrial or developed country.

[diamond] The series will invest primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both. The series may invest in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the advisor will analyze the international equity and fixed-income markets and assess the degree of risk and level of return that can be expected from each market.

[diamond] Country and geographic allocations are based on such economic, monetary and political factors as:

          o  prospects for relative economic growth among countries;

          o  expected levels of inflation;

          o  government policies influencing business decisions;

          o  relative price levels of the various capital markets;

          o  the outlook for currency relationships; and

          o  the range of individual investment opportunities available.

[diamond] Within the designated country allocations, the subadvisor uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

[diamond] The series may invest in convertible securities, preferred stock, warrants and rights to purchase common stock, bonds, notes and other debt instruments of companies and obligations of U.S. or foreign governments or supranational agencies (such as the World Bank).

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Foreign Investment Risk

          o Foreign Currency Risk

[diamond] Growth Stock Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Fixed Income Securities Investment Risk

          o Interest Rate Risk

          o Credit Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1993                      38.44
                    1994                       0.03
                    1995                       9.59
                    1996                      18.65
                    1997                      12.04
                    1998                      27.92
                    1999                      29.49
                    2000                     -15.81
                    2001                     -24.04
                    2002                     -14.81

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.89% (quarter ended March 1998) and the lowest return for a quarter was -22.03% (quarter ended September 2002).

--------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/02)(2)       1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------
  Phoenix-Aberdeen
  International Series    -14.81%      -2.03%       6.18%
--------------------------------------------------------------
  MSCI EAFE Index(3)      -15.66%      -2.62%       4.30%
--------------------------------------------------------------
  S&P 500 Total
  Return Index(4)         -22.10%      -0.56%       9.37%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index is an arithmetic, market value-weighted average of performance of over 1,000 stocks listed on 21 principal stock markets of Europe, Australia, Asia and the Far East. The index is not available for direct investment.

(4) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

4  Phoenix-Aberdeen International Series

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                          .75%

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                           .30%
                                                        -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                  1.05%
                                                        =====
EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------

  Phoenix-Aberdeen
  International Series   $107      $335      $580     $1,284

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. Aberdeen Fund Managers, Inc. ("Aberdeen"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Aberdeen in the "Management of the Fund" section of the prospectus.

PORTFOLIO MANAGEMENT
    Aberdeen's strategy committee determines and monitors the series' regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the series' portfolio.


FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2002          2001         2000         1999        1998
                                                                       ----          ----         ----         ----        ----
Net asset value, beginning of period.............................     $  9.78       $13.25        $17.19       $15.46      $14.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................        0.12         0.06          0.08         0.23        0.12(1)
   Net realized and unrealized gain (loss).......................       (1.56)       (3.23)        (2.77)        4.13        3.94
                                                                       ------       ------        ------       ------      ------
   TOTAL FROM INVESTMENT OPERATIONS..............................       (1.44)       (3.17)        (2.69)        4.36        4.06
                                                                       ------       ------        ------       ------      ------

LESS DISTRIBUTIONS
   Dividends from net investment income..........................       (0.10)          --         (0.06)       (0.39)         --
   Dividends from net realized gains.............................          --        (0.30)        (1.19)       (2.24)      (3.13)
                                                                       ------       ------        ------       ------      ------
     TOTAL DISTRIBUTIONS.........................................       (0.10)       (0.30)        (1.25)       (2.63)      (3.13)
                                                                       ------       ------        ------       ------      ------

CHANGE IN NET ASSET VALUE........................................       (1.54)       (3.47)        (3.94)        1.73        0.93
                                                                       ------       ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................      $ 8.24       $ 9.78        $13.25       $17.19      $15.46
                                                                       ======       ======        ======       ======      ======
Total return.....................................................      (14.81)%     (24.04)%      (15.81)%      29.49%      27.92%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................    $113,174     $160,224      $233,609     $298,973    $241,915

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................        1.05%        1.02%         1.02%        1.01%       0.98%
   Net investment income.........................................        1.18%        0.72%         0.54%        0.81%       0.72%
Portfolio turnover rate..........................................          34%          74%           94%          79%         93%

(1) Computed using average shares outstanding.

                                        Phoenix-Aberdeen International Series  5

PHOENIX-AIM MID-CAP EQUITY SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of mid-cap companies. In complying with the 80% investment requirement, the series' investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the series direct investments. The series considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

[diamond] The series may invest up to 20% of its assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities. For risk management purposes or cash management purposes, the series may hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


TEMPORARY DEFENSE STRATEGY LANGUAGE

[diamond] In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the series may temporarily hold all or a portion of its assets in cash, cash equivalents or high quality debt instruments. A larger position in cash or cash equivalents could detract from the series objective, but could also reduce the series exposure in the event of a market downturn.

[diamond] To the extent the series holds cash or cash equivalents rather than equity securities for risk management, the series may not achieve its investment objective.


[diamond] The series may also invest up to 25% of its assets in foreign securities.

[diamond] In selecting investments, the subadvisor seeks to identify those companies that are, in its view, undervalued relative to current or projected earnings, or to the current market value of assets owned by the company. The primary emphasis of the subadvisor's search for undervalued equity securities is in four categories:

          o  out-of-favor cyclical growth companies;

          o established growth companies that are undervalued compared to historical relative valuation parameters;

          o companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and

          o companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

    The subadvisor considers whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Smaller Market Capitalization Risk
[diamond] Foreign Investment Risk
[diamond] Initial Public Offering Investment Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2002                     -10.89

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 6.11% (quarter ended December 2002) and the lowest return for a quarter was -14.62% (quarter ended September 2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                        LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)      1 YEAR    THE SERIES(3)
-----------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series      -10.89%      -4.33%
-----------------------------------------------------------------

  Russell Midcap(R) Index(4)             -16.19%      -5.83%

-----------------------------------------------------------------
  S&P 500 Total Return Index(5)          -22.10%     -14.54%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 29, 2001.

6  Phoenix-AIM Mid-Cap Equity Series

(4) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. The index is not available for direct investment.


(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES ASSETS)

Management Fees                                         .85%

Distribution [and/or Service] (12b-1) Fees             None

Other Expenses                                         2.58%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)              3.43%
                                                       =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.10% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------

  Phoenix-AIM Mid-Cap
  Equity Series            $346    $1,054    $1,785   $3,714

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. AIM Capital Management, Inc. ("AIM"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and AIM in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT

    The subadvisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the series' portfolio are David Pointer and Ronald S. Sloan.

    DAVID POINTER is a portfolio manager with AIM. He has been responsible for the Phoenix-AIM Mid-Cap Equity Series since 2003 and has been associated with AIM and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.


    RONALD S. SLOAN is a Senior Portfolio Manager with AIM. He has been responsible for the AIM Mid-Cap Equity Fund since 1998 and has been associated with AIM and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research and Management, Inc.

                                            Phoenix-AIM Mid-Cap Equity Series  7

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.



                                                                                          YEAR ENDED       FROM INCEPTION
                                                                                          DECEMBER 31,       10/29/01 TO
                                                                                              2002             12/31/01
                                                                                              ----             --------
Net asset value, beginning of period...................................................       $10.66           $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)........................................................           --(4)            --(4)
   Net realized and unrealized gain (loss).............................................        (1.17)            0.66
                                                                                             -------           ------
     TOTAL FROM INVESTMENT OPERATIONS..................................................        (1.17)            0.66
                                                                                             -------           ------

LESS DISTRIBUTIONS
   Dividends from net investment income................................................           --(4)            --
   Distributions from net realized gains...............................................        (0.01)              --
                                                                                             -------           ------
     TOTAL DISTRIBUTIONS...............................................................        (0.01)              --
                                                                                             -------           ------

CHANGE IN NET ASSET VALUE                                                                      (1.18)            0.66
                                                                                             -------           ------
NET ASSET VALUE, END OF PERIOD.........................................................      $  9.48           $10.66
                                                                                             =======           ======
Total return...........................................................................       (10.89)%           6.55%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)...............................................       $7,887           $3,752

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)...............................................................         1.09%(5)         1.05%(2)
   Net investment income (loss)........................................................        (0.07)%           0.16%(2)
Portfolio turnover.....................................................................           47%              12%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.43% and 7.13% for the periods ended December 31, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.
(4) Amount is less than $0.01.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

8  Phoenix-AIM Mid-Cap Equity Series

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal conditions, the series will invest at least 80% of its assets in common stocks and other equity securities.

[diamond] The series invests in a diversified portfolio of securities of large- and medium-capitalization companies within the market sectors reflected in the S&P 500. The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors: industrial, financial, public utilities, and transportation.

[diamond] The subadvisor will evaluate each of the economic sectors represented in the S&P 500. The series will invest in securities that the subadvisor believes to be undervalued and which offer growth potential and an overall volatility of return similar to that of the S&P 500.

[diamond] The subadvisor will seek to reduce the series' volatility relative to the S&P 500 by attempting to generally match the series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The subadvisor then uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1998                      31.68
                    1999                      18.86
                    2000                     -11.47
                    2001                     -11.90
                    2002                     -23.68

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.09% (quarter ended December 1998) and the lowest return for a quarter was -17.39% (quarter ended September 2002).

--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED                                THE
  12/31/02)(2)                    1 YEAR   5 YEARS   SERIES(3)
--------------------------------------------------------------
  Phoenix-Alliance/Bernstein      -23.68%   -1.41%   -0.26%
  Enhanced Index Series
--------------------------------------------------------------
  S&P 500 Total Return Index(4)   -22.10    -0.56%    0.50%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since July 15, 1997.

(4) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                          .45%

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                           .28%
                                                         ----

TOTAL ANNUAL SERIES OPERATING EXPENSES(5)                .73%
                                                         ====


(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.20% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were .65% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.



                             Phoenix-Alliance/Bernstein Enhanced Index Series  9

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------

  Phoenix-Alliance/
  Bernstein
  Enhanced Index        $75       $235      $409      $912
  Series
--------------------------------------------------------------

MANAGEMENT OF THE SERIES


THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Alliance Capital Management L.P. ("Alliance"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT

    Day-to-day investment decisions for the series will be made by Bernstein's Investment Policy Group for Enhanced Markets, which is chaired by Steven Pisarkiewicz. Mr. Pisarkiewicz joined Bernstein in 1989 and assumed his current position as Chief Investment Officer for Enhanced Market Services in 1998.




10  Phoenix-Alliance/Bernstein Enhanced Index Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                         2002        2001(3)       2000        1999         1998
                                                                         ----        ----          ----        ----         ----
Net asset value, beginning of period................................    $10.81       $12.44       $14.64      $13.08       $10.49
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................................      0.08         0.09         0.11        0.12         0.12
  Net realized and unrealized gain (loss)...........................     (2.63)       (1.57)       (1.75)       2.33         3.19
                                                                        ------       ------       ------      ------       ------
    TOTAL FROM INVESTMENT OPERATIONS................................     (2.55)       (1.48)       (1.64)       2.45         3.31
                                                                        ------       ------       ------      ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income..............................    (0.09)        (0.08)       (0.11)      (0.12)       (0.12)
  Dividends from net realized gains.................................        --        (0.07)       (0.45)      (0.77)       (0.60)
                                                                        ------       ------       ------      ------       ------
    TOTAL DISTRIBUTIONS.............................................     (0.09)       (0.15)       (0.56)      (0.89)       (0.72)
                                                                        ------       ------       ------      ------       ------
CHANGE IN NET ASSET VALUE...........................................     (2.64)       (1.63)       (2.20)       1.56         2.59
                                                                        ------       ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD......................................    $ 8.17       $10.81       $12.44      $14.64       $13.08
                                                                        ======       ======       ======      ======       ======

Total return........................................................    (23.68)%     (11.90)%     (11.47)%     18.86%       31.68%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).............................   $82,978     $105,493     $115,625    $131,860      $69,522

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1).............................................      0.63%(2)     0.55%(2)     0.55%       0.55%        0.55%
  Net investment income.............................................      0.91%        0.80%        0.80%       0.95%        1.08%
Portfolio turnover..................................................        44%          40%          63%         45%          45%


(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.73%, 0.70%, 0.69%, 0.75% and 0.82% for the periods ended December 31, 2001, 2000,
    1999, and 1998, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.





                            Phoenix-Alliance/Bernstein Enhanced Index Series  11

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks of large capitalization U.S. companies included in the Russell 1000 Index (the "Russell 1000"). The Russell 1000 is a market capitalization-weighted index that measures the performance of the 1,000 largest U.S. companies.

[diamond] Normally, about 60-85 companies will be represented in the series, with 25-35 companies primarily from the Russell 1000 Growth Index (the "Growth Index") constituting approximately 50% of the series assets, and 35-50 companies primarily from the Russell 1000 Value Index (the "Value Index") constituting the remainder of the series assets. Daily cash flows will be divided between the two portfolio segments for purposes of maintaining the targeted 50%/50% allocation between growth and value stocks. While it is not expected that the allocation of assets between the series' growth and value assets will deviate more than 10% from the target allocation, it is possible that this deviation may be higher due to factors such as market fluctuation, economic conditions, corporate transactions and declaration of dividends. In the event the allocation of the series' assets between growth and value stocks differs by more than 10% from the target 50%/50% allocation, the subadvisor will rebalance each portfolio segment's assets in order to maintain the target allocation. As a result, assets may be allocated from the portfolio segment that has appreciated more or depreciated less to the other. Rebalancing will entail transaction costs which over time may be significant.

[diamond] The Growth Index measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. This combination of growth stocks and value stocks is intended to enhance performance of the series over time, and reduce the series' overall risk in comparison to funds which invest exclusively in growth or value stocks. During particular periods, the series may outperform or underperform funds which invest exclusively in growth or in value stocks.

[diamond] The subadvisor's investment strategy for the portion of the series assets invested in growth stocks emphasizes stock selection. The subadvisor relies heavily upon the fundamental analysis and rigorous research of its internal research staff. The subadvisor selects investments based on strong management, superior industry positions, excellent balance sheets and superior earnings growth; where all of these strengths have not been reflected in the company's stock price. In managing the series, the subadvisor seeks to take advantage of market volatility. During market declines, the subadvisor will add to positions, causing the series to become somewhat more aggressive. Conversely, in rising markets, the subadvisor will trim or eliminate positions and as a result the series will become more conservative.

[diamond] The subadvisor's method of selecting the investments for the portion of the series' assets invested in value stocks is to measure each stock's long-term expected return by comparing the price of the security to the company's long-term cash flows. The subadvisor will only purchase those stocks that it has above-average confidence in the reliability of its analysts' forecasts. The subadvisor may delay its purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay its sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon. The subadvisor will control risk within the value portion of the series by reviewing whether there is undue portfolio exposure to industry sector and other risk factors. The subadvisor will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

[diamond] In addition to investing in equity securities, the series also may:

          o invest up to 20% of the growth portion of its net assets in convertible securities;

          o invest up to 5% of the growth portion of its net assets in rights or warrants;

          o invest up to 15% of its total assets in foreign securities (For these purposes, a foreign security is a security issued by a non-U.S. company, which is defined as a company that: (i) is organized outside the United States; (ii) has its principal place of business outside the United States; and (iii) issues securities traded principally in a foreign country. Companies that do not fall within the definition of a non-U.S. company would be considered a U.S. company and therefore not subject to the above limitation on foreign securities. American Depository Receipts are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the series.); and

          o purchase and sell exchange-traded index options and stock index futures contracts, write covered exchange-traded call options on its securities up to 15% of the growth portion of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of the growth portion of its total assets.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset



12 Phoenix-Alliance/Bernstein Growth + Value Series classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Growth Stock Investment Risk

[diamond] Value Investing Risk

[diamond] Reduced Diversification Risk

[diamond] Foreign Investment Risk

[diamond] Portfolio Turnover Risk

[diamond] Derivative Investment Risk

[diamond] Convertible Securities Investment Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1998                      -25.06

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 6.06% (quarter ended December 2002) and the lowest return for a quarter was -15.91% (quarter ended September 2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-Alliance/Bernstein Growth +    -25.06%     -17.15%
  Value Series
-----------------------------------------------------------------
  Russell 1000(R) Index(4)               -21.65%     -13.96%

-----------------------------------------------------------------
  S&P 500 Total Return Index(5)          -22.10%     -14.54%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 29, 2001.


(4) The Russell 1000(R)Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The index is not available for direct investment.


(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                       .85%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       2.91%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(2)            3.76%
                                                     =====

(2) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.10% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-----------------------------------------------------------------
                               1 YEAR 3 YEARS  5 YEARS 10 YEARS
-----------------------------------------------------------------

 Phoenix-Alliance/Bernstein     $379   $1,150  $1,941   $4,006
 Growth + Value Series

-----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Alliance Capital Management L.P. ("Alliance") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT

    SETH J. MASTERS is the Chief Investment Officer for Style Blend Services and has overall responsibility for rebalancing and administration of the growth and value components of the Phoenix-Alliance/Bernstein Growth + Value Series to ensure the portfolio meets its stated investment objectives.

                            Phoenix-Alliance/Bernstein Growth + Value Series  13

    Day-to-day investment decisions for the growth portion of the series will be made by Stephanie Simon.

    STEPHANIE SIMON is Vice President and Large Cap Portfolio Manager and joined ACMC in 1998 after serving as Chief Investment Officer for Sargent Management Company from 1996 to 1998.

    Day-to-day investment management decisions for the value portion of the series will be made by Marilyn Goldstein Fedak.

    MARILYN GOLDSTEIN FEDAK has served as Executive Vice President and Chief Investment Officer - U.S. Value Equities of ACMC since October 2000 and, prior to that, served as Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc., from 1993 to 2000.



FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                  FROM INCEPTION
                                                                                                   YEAR ENDED       10/29/01 TO
                                                                                                DECEMBER 31, 2002     12/31/01
                                                                                                -----------------     --------
Net asset value, beginning of period..........................................................       $10.69           $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...............................................................         0.04             0.01
   Net realized and unrealized gain (loss)....................................................        (2.72)            0.69
                                                                                                     ------           ------
     TOTAL FROM INVESTMENT OPERATIONS.........................................................        (2.68)            0.70
                                                                                                     ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income.......................................................        (0.04)           (0.01)
                                                                                                     ------          -------
     TOTAL DISTRIBUTIONS......................................................................        (0.04)           (0.01)
                                                                                                     ------          -------
CHANGE IN NET ASSET VALUE.....................................................................        (2.72)            0.69
                                                                                                     ------           ------
NET ASSET VALUE, END OF PERIOD................................................................       $ 7.97           $10.69
                                                                                                     ======           ======

Total return..................................................................................       (25.06)%           7.03%(3)


RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)......................................................       $5,076           $3,707

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)......................................................................         1.08%            1.05%(2)
   Net investment income......................................................................         0.53%            0.80%(2)
Portfolio turnover............................................................................           25%               1%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.76% and 7.93% for the period ended December 31, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.


14  Phoenix-Alliance/Bernstein Growth + Value Series

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Capital appreciation and income with approximately equal emphasis.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series intends to invest at least 80% of its assets in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. The series intends to emphasize investment in equity REITs.

[diamond] In determining whether an issuer is "principally engaged" in the real estate industry, the advisor seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

[diamond] The advisor uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the advisor screens the universe of eligible securities for those that it believes offer the potential for initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

[diamond] Securities are evaluated for sale if their market value exceeds the advisor's estimated value, its financial performance is expected to decline or if the advisor believes the security's issuer fails to adjust its strategy to the real estate market cycle.

[diamond] The series may invest in common stock, rights or warrants to purchase common stock, preferred stock, and convertible debt.

[diamond] The series is non-diversified under federal securities laws.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    Because the series invests in real estate securities, the value of its shares will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include: (i) possible declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) overbuilding; (v) extended vacancies of properties; (vi) increases in competition, property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs of clean-up of and liability for environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from flood, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) dependency on property management skill; (xiii) the appeal of properties to tenants; and (xiv) changes in interest rates.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] REIT Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1996                      33.09
                    1997                      22.05
                    1998                     -21.19
                    1999                       4.78
                    2000                      30.78
                    2001                       6.62
                    2002                      12.08

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.66% (quarter ended December 1996) and the lowest return for a quarter was -13.12% (quarter ended September 1998).

                         Phoenix-Duff & Phelps Real Estate Securities Series  15

--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED                                THE
  12/31/02)(2)                    1 YEAR   5 YEARS   SERIES(3)
--------------------------------------------------------------
  Phoenix-Duff & Phelps Real      12.08%    5.23%     12.50%
  Estate Securities Series
--------------------------------------------------------------
  NAREIT Equity Index(4)           3.81%    3.30%     10.87%
--------------------------------------------------------------
  S&P 500 Total Return Index(5)  -22.10%   -0.56%      9.07%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since May 1, 1995.


(4) The National Association of Real Estate Investment Trusts ("NAREIT") Index is an unmanaged, commonly used indicator of REIT performance which includes net dividends reinvested. The index is not available for direct investment.


(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                            .75%

Distribution [and/or Service] (12b-1) Fees                 None

Other Expenses                                             .37%
                                                          -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)                 1.12%
                                                          =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.10% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------

  Phoenix-Duff & Phelps
  Real Estate              $114      $356      $613     $1,356
  Securities Series

--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the series and is responsible for its day-to-day portfolio management. You will find more information about DPIM in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    MICHAEL SCHATT is responsible for managing the assets of the series. Mr. Schatt has been a Senior Vice President of DPIM since 1997 and has also served as a Vice President of the Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Portfolio Fund, and Phoenix Duff & Phelps Utilities Income Inc. His current responsibilities include serving as co-portfolio manager of the Real Estate Securities Fund of Phoenix Multi-Portfolio Fund and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLP (now PricewaterhouseCoopers LLP), and has over 20 years experience in the real estate industry.


16  Phoenix-Duff & Phelps Real Estate Securities Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                          2002         2001        2000         1999        1998
                                                                          ----         ----        ----         ----        ----
Net asset value, beginning of period.............................         $15.70       $15.33      $12.21       $12.28      $16.38
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................           0.63(3)      0.62        0.63         0.65        0.78
   Net realized and unrealized gain (loss).......................           1.26         0.37        3.07        (0.09)      (4.20)
                                                                          ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS............................           1.89         0.99        3.70         0.56       (3.42)
                                                                          ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................          (0.65)       (0.62)      (0.58)       (0.63)      (0.65)
   Dividends from net realized gains.............................          (0.09)          --          --           --       (0.02)
   Tax return of capital.........................................             --           --          --           --       (0.01)
                                                                          ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                                   (0.74)       (0.62)      (0.58)       (0.63)      (0.68)
                                                                          ------       ------      ------       ------      ------

CHANGE IN NET ASSET VALUE........................................           1.15         0.37        3.12        (0.07)      (4.10)
                                                                          ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD...................................         $16.85       $15.70      $15.33       $12.21      $12.28
                                                                          ======       ======      ======       ======      ======
Total return.....................................................          12.08%        6.62%      30.78%        4.78%     (21.19)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ........................        $63,452      $41,506     $34,815      $27,350     $36,408

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).........................................           1.09%(2)     1.00%(2)    1.00%        1.00%       1.00%
   Net investment income.........................................           3.96%        4.21%       4.63%        5.06%       5.07%
Portfolio turnover...............................................             27%          37%         26%          28%         18%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.12%, 1.16%,1.32%, 1.31%, and 1.01% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.



                         Phoenix-Duff & Phelps Real Estate Securities Series  17

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Intermediate and long-term capital appreciation, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series will invest at least 65% of its assets in common stocks.

[diamond] The subadvisor seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadvisor believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadvisor manages the series' portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadvisor focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

[diamond] Generally, stocks are sold when the subadvisor believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.

[diamond] The series may invest in small companies as well as large companies.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Growth Stock Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Portfolio Turnover Risk

[diamond] Smaller Market Capitalization Risk


TEMPORARY DEFENSIVE STRATEGY
    If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1993                      16.69
                    1994                       1.48
                    1995                      30.85
                    1996                      12.58
                    1997                      21.07
                    1998                      30.01
                    1999                      29.67
                    2000                     -17.77
                    2001                     -34.57
                    2002                     -24.81

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December 1999) and the lowest return for a quarter was -29.19% (quarter ended September 2001).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
  RETURNS (FOR THE PERIOD
  ENDED 12/31/02)(2)                1 YEAR   5 YEARS  10 YEARS
-----------------------------------------------------------------
  Phoenix-Engemann Capital         -24.81%   -7.37%     3.98%
  Growth Series
-----------------------------------------------------------------
  S&P 500 Growth Index(3)          -23.59%   -1.08%     8.79%
-----------------------------------------------------------------
  S&P 500 Total Return Index(4)    -22.10%   -0.56%     9.37%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


(3) The S&P 500 Growth Index measures total return performance of companies with lower book-to-price ratios. The index is not available for direct investment.


(4) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

18  Phoenix-Engemann Capital Growth Series

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         .65%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                          .10%
                                                        ----

TOTAL ANNUAL SERIES OPERATING EXPENSES                  .75%
                                                        ====
EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------

  Phoenix-Engemann         $77      $240     $418      $932
  Capital Growth Series

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. Roger Engemann & Associates, Inc. ("Engemann"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Roger Engemann and Gretchen Lash oversee the research and portfolio management function at Engemann. The portfolio managers named below are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception; he earned the right to use the Chartered Financial Analyst designation in 1972. Ms. Lash is the Chief Investment Officer for Engemann. Before joining Engemann in October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co., where she oversaw approximately $1 billion in large-cap growth institutional accounts, managed accounts and mutual funds. She earned the right to use the Chartered Financial Analyst designation in 1992.


    Ms. Lash, John Tilson and Scott Swanson serve as co-portfolio managers of the fund and as such are responsible for the day-to-day management of the fund's portfolio. Mr. Tilson is an Executive Vice President of Portfolio Management of Engemann and has been with Engemann since 1983. He earned the right to use the Chartered Financial Analyst designation in 1974. Mr. Swanson is a Vice President of Engemann and has been with Engemann since 1990. He earned the right to use the Chartered Financial Analyst designation in 1991.



                                      Phoenix-Engemann Capital Growth Series  19

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   -----------------------
                                                                 2002         2001(2)        2000          1999          1998
                                                                 ----         ----           ----          ----          ----
Net asset value, beginning of period...................         $14.41        $22.49         $28.57       $23.93        $19.16
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)........................           0.01            --(1)          --(1)      0.03          0.03
   Net realized and unrealized gain (loss).............          (3.58)        (7.72)         (4.91)        6.97          5.65
                                                                ------        ------         ------       ------        ------
     Total from investment operations..................          (3.57)        (7.72)         (4.91)        7.00          5.68
                                                                ------        ------         ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income................             --         (0.01)            --(1)     (0.06)        (0.03)
   Dividends from net realized gains...................             --         (0.35)         (1.17)       (2.31)        (0.88)
                                                                ------        ------         ------       ------        ------
     TOTAL DISTRIBUTIONS...............................             --         (0.36)         (1.17)       (2.37)        (0.91)
                                                                ------        ------         ------       ------        ------
   Capital contribution from Adviser...................             --            --             --         0.01            --
                                                                ------        ------         ------       ------        ------
CHANGE IN NET ASSET VALUE..............................          (3.57)        (8.08)         (6.08)        4.64          4.77
                                                                ------        ------         ------       ------        ------
NET ASSET VALUE, END OF PERIOD.........................         $10.84        $14.41         $22.49       $28.57        $23.93
                                                                ======        ======         ======       ======        ======
Total return...........................................         (24.81)%      (34.57)%       (17.77)%      29.67%        30.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..................       $571,076      $937,569     $1,680,036   $2,269,090    $1,876,296

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses..................................           0.75%(3)      0.72%(3)       0.68%        0.68%         0.69%
   Net investment income...............................           0.08%         0.01%          0.03%        0.11%         0.15%
Portfolio turnover.....................................            115%           58%            82%         106%          102%

(1) Amount is less than $0.01.
(2) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


20  Phoenix-Engemann Capital Growth Series

PHOENIX-ENGEMANN SMALL & MID-CAP
GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
  Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 80% of its assets in equity securities of companies that have market capitalizations of below $2.5 billion at the time of purchase. As of March 31, 2003, the capitalization range of companies included in the Russell 2000 Value Index was $2.7 million to $2.2 billion.


[diamond] The series expects to invest principally in common stocks, with an emphasis on U.S. corporations with rapidly growing earnings per share. The advisor may also select other stocks that, in the opinion of the advisor, are undervalued by other criteria of their fundamental net worth.

[diamond] The advisor uses a bottom-up selection process to select stocks for the series.

[diamond] Generally, a stock is sold when the characteristics and factors used to select it change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the stock has appreciated to the point where it is no longer attractive.

[diamond] The series may invest in initial public offerings, and may sell these investments immediately. This practice will increase portfolio turnover rates and may increase costs to the series, affecting series performance.

[diamond] The series may invest in preferred stocks, warrants and convertible debt obligations, and in other debt obligations that, in an advisor's opinion, offer the possibility of capital appreciation over the course of approximately two or more years. These will generally include direct and indirect obligations of the U.S. Government and its agencies, states, municipalities and their agencies, or corporate issuers that are rated within the four highest rating categories.

[diamond] The series may invest in unrated fixed-income securities believed to be of comparable quality. However, due to their perceived risk, unrated securities may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for an advisor to accurately predict risk.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk

[diamond] Initial Public Offering Investment Risk
          o  Special Situations Risk


TEMPORARY DEFENSIVE STRATEGY
    If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.


    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR           ANNUAL RETURN
    2002                     -28.80

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 31.57% (quarter ended December 2001) and the lowest return for a quarter was -36.67% (quarter ended September 2001).

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                           LIFE OF
(FOR THE PERIOD ENDED 12/31/02)(2)     1 YEAR       THE SERIES(3)
-----------------------------------------------------------------
Phoenix-Engemann Small &
Mid-Cap Growth Series                 -28.80%          -29.02%
-----------------------------------------------------------------
Russell 2000(R) Growth Index(4)       -30.26%          -23.71%
-----------------------------------------------------------------
S&P 500 Total Return Index(5)         -22.10%          -18.60%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 15, 2000.

                              Phoenix-Engemann Small & Mid-Cap Growth Series  21

(4) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures small-company stocks. The index is not available for direct investment.


(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)
                                                         .90%
Management Fees

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                          1.32%
                                                        -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)               2.22%
                                                        =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.30% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. Therefore, the series operating expenses after reimbursement were 1.25% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------

Phoenix-Engemann Small &      $226     $696   $1,192   $2,559
Mid-Cap Growth Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. Roger Engemann & Associates, Inc. ("Engemann"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Roger Engemann and Gretchen Lash oversee the research and portfolio management function at Engemann. The portfolio managers named below are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception; he earned the right to use the Chartered Financial Analyst designation in 1972. Ms. Lash is the Chief Investment Officer for Engemann. Before joining Engemann in October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co., where she oversaw approximately $1 billion in large-cap growth institutional accounts, managed accounts and mutual funds. She earned the right to use the Chartered Financial Analyst designation in 1992.

    LOU HOLTZ is a Vice President of Engemann and has been with Engemann since 1996. Mr. Holtz earned the right to use the Chartered Financial Analyst designation in 1996.

    YOSSI LIPSKER is a Vice President of Engemann and has been with Engemann since 1995.




22  Phoenix-Engemann Small & Mid-Cap Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                  YEAR ENDED DECEMBER 31          FROM INCEPTION
                                                                                  ----------------------            8/15/00 TO
                                                                                  2002               2001           12/31/00
                                                                                  ----               ----           --------
Net asset value, beginning of period.......................................     $ 6.21             $ 8.48            $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................................      (0.05)(6)          (0.04)(6)          0.01
  Net realized and unrealized gain (loss)..................................      (1.74)             (2.23)            (1.53)
                                                                                ------             ------            ------
    TOTAL FROM INVESTMENT OPERATIONS.......................................      (1.79)             (2.27)            (1.52)
                                                                                ------             ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income.....................................         --                 --(4)             --
                                                                                ------             ------            ------
    TOTAL DISTRIBUTIONS....................................................         --                 --                --
                                                                                ------             ------            ------
CHANGE IN NET ASSET VALUE..................................................      (1.79)             (2.27)            (1.52)
                                                                                ------             ------            ------
NET ASSET VALUE, END OF PERIOD.............................................     $ 4.42             $ 6.21           $ 8.48
                                                                                =======            =======           ======

Total return...............................................................     (28.80)%           (26.72)%          (15.18)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)....................................    $10,959            $13,465            $7,270

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)....................................................       1.23%(5)           1.15%(5)          1.15%(1)
  Net investment income (loss).............................................      (0.99)%            (0.55)%            0.21%(1)
Portfolio turnover.........................................................         65%                31%               21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.22%, 2.13% and 3.93% for the periods ended December 31, 2002, 2001 and 2000, respectively.
(4) Amount is less than $0.01.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.


                              Phoenix-Engemann Small & Mid-Cap Growth Series  23

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maintain a stable $10.00 per share price.

[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] At least 95% of the series' assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The series will invest exclusively in the following instruments:

          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

             - the Government National Mortgage Association ("GNMA"),

             - the Federal Home Loan Mortgage Corporation ("FHLMC"),

             - the Federal National Mortgage Association ("FNMA"),

             - Student Loan Marketing Association ("SLMA"),

             - other federal agencies;

          o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

          o Dollar-denominated obligations guaranteed by banks or savings and loan associations;

          o Federally insured obligations of other banks or savings and loan associations;

          o  Commercial paper;

          o  Short-term corporate obligations; and

          o  Repurchase agreements.

[diamond] The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series, affecting series performance.

PRINCIPAL RISKS
    Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series. An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk

[diamond] Government Securities Investment Risk

[diamond] Repurchase Agreement Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.


24  Phoenix-Goodwin Money Market Series

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based money market performance index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1993                       2.87
                    1994                       3.83
                    1995                       5.72
                    1996                       5.09
                    1997                       5.18
                    1998                       5.09
                    1999                       4.82
                    2000                       6.03
                    2001                       3.82
                    2002                       1.42

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was .31% (quarter ended December 2002).

    The series' 7-day yield on December 31, 2002 was 1.06%.

-----------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/02)(2)      1 YEAR    5 YEARS    10 YEARS
-----------------------------------------------------------
  Phoenix-Goodwin         1.42%      4.23%       4.38%
  Money Market Series
-----------------------------------------------------------

  Lehman Brothers
  Aggregate Bond         10.26%      7.55%       7.51%
  Index(3)

-----------------------------------------------------------
  Salomon 90-Day          1.74%      4.32%       4.51%
  T-Bills(4)
-----------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.


(4) The Salomon Brothers Treasury Bill Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total-return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         .40%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                          .16%
                                                        ----

TOTAL ANNUAL SERIES OPERATING EXPENSES                  .56%
                                                        ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------

  Phoenix-Goodwin       $58       $181       $315      $707
  Money Market Series

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.


                                         Phoenix-Goodwin Money Market Series  25

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                YEAR ENDED DECEMBER 31,
                                                                                -----------------------
                                                                 2002         2001         2000        1999          1998
                                                                 ----         ----         ----        ----          ----
Net asset value, beginning of period.......................     $10.00        $10.00      $10.00        $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................       0.14          0.38        0.59          0.47        0.50
  Net realized gain........................................         --            --(3)       --            --          --
                                                                ------        ------      ------        ------      ------
   TOTAL FROM INVESTMENT OPERATIONS........................       0.14          0.38        0.59          0.47        0.50
                                                                ------        ------      ------        ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income.....................      (0.14)        (0.38)      (0.59)        (0.47)      (0.50)
  Dividends from net realized gains........................         --            --(3)       --            --          --
                                                                ------        ------      ------        ------      ------
   TOTAL DISTRIBUTIONS.....................................      (0.14)        (0.38)      (0.59)        (0.47)      (0.50)
                                                                ------        ------      ------        ------      ------

NET ASSET VALUE, END OF PERIOD.............................     $10.00        $10.00      $10.00        $10.00      $10.00
                                                                ======        ======      ======        ======      ======

Total return...............................................       1.42%         3.82%       6.03%         4.82%       5.09%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)....................   $255,759      $260,629    $179,968     $235,584     $196,811

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)....................................       0.56%(2)      0.55%2      0.55%         0.55%       0.55%
  Net investment income....................................       1.41%         3.63%       5.83%         4.73%       4.99%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Amount is less than $0.01.


26  Phoenix-Goodwin Money Market Series

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term total return.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in a portfolio of fixed-income securities. Under normal circumstances, the series will invest at least 80% of its assets in various sectors of the fixed-income securities market.

[diamond] The advisor will invest in any of several sectors of the fixed-income securities market:

          o high-yield (high-risk) fixed-income securities (sometimes referred to as "junk-bonds");

          o  high quality fixed-income securities;

          o  preferred stock;

          o  convertible securities;

          o  U.S. and foreign-debt obligations;

          o  certificates of deposit;

          o  commercial paper;

          o  bankers' acceptances; and

          o government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.

[diamond] Securities are selected using a sector-rotation approach. The advisor seeks to adjust the proportion of series investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the advisor for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond] The series generally will be invested in each market sector, but may also invest any amount of its assets (except for the junk-bond and foreign-debt limits shown below) in any one sector and may choose not to invest in certain sectors.

[diamond] The series may invest up to 35% of its assets in high-yield
          (high-risk) corporate fixed-income securities.

[diamond] The series may invest up to 50% of its assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established- and emerging-market countries.

[diamond] The advisor seeks to match the average duration and maturity of the series' portfolio to those of the Lehman Brothers Aggregate Bond Index.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk

[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
          o  Foreign Currency Risk

[diamond] Junk Bond Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1993                      15.90
                    1994                      -5.47
                    1995                      23.54
                    1996                      12.42
                    1997                      10.92
                    1998                      -4.02
                    1999                       5.46
                    2000                       6.47
                    2001                       6.09
                    2002                      10.00

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 8.89% (quarter ended June
    1995) and the lowest return for a quarter was -8.25% (quarter ended September 1998).

------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/02)(2)     1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------
 Phoenix-Goodwin
 Multi-Sector Fixed      10.00%       4.69%       7.82%
 Income Series
------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond          10.26%       7.55%       7.51%
 Index(3)
------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.

                            Phoenix-Goodwin Multi-Sector Fixed Income Series  27

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)
                                                         .50%
Management Fees

Distribution [and/or Service] (12b-1) Fees                None

Other Operating Expenses                                  .19%
                                                          ----

TOTAL ANNUAL SERIES OPERATING EXPENSES                    .69%
                                                          ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------

 Phoenix-Goodwin
 Multi-Sector Fixed        $71     $222     $386      $863
 Income Series

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    DAVID L. ALBRYCHT is the portfolio manager for the series. Mr. Albrycht has been a portfolio manager in the firm's Fixed Income Group since 1994. He is currently responsible for the day-to-day management of the retail multi-sector portfolios. He has held various other management positions with Phoenix from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.


28  Phoenix-Goodwin Multi-Sector Fixed Income Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   -----------------------
                                                                  2002        2001(4)      2000         1999         1998
                                                                  ----        ----         ----         ----         ----
Net asset value, beginning of period.........................    $ 8.55      $ 8.75       $ 8.92       $ 9.18       $10.38
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............................      0.61        0.72(3)      0.75         0.73         0.77
  Net realized and unrealized gain (loss)....................      0.22       (0.21)       (0.19)       (0.24)       (1.17)
                                                                 ------      ------       ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS.........................      0.83        0.51         0.56         0.49        (0.40)
                                                                 ------      ------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income.......................     (0.62)      (0.71)       (0.73)       (0.75)       (0.74)
  Dividends from net realized gains..........................        --          --           --           --        (0.06)
                                                                 ------      ------       ------       ------       ------
   TOTAL DISTRIBUTIONS.......................................     (0.62)      (0.71)       (0.73)       (0.75)       (0.80)
                                                                 ------      ------       ------       ------       ------


CHANGE IN NET ASSET VALUE....................................      0.21       (0.20)       (0.17)       (0.26)       (1.20)
                                                                 ------      ------       ------       ------       ------

NET ASSET VALUE, END OF PERIOD...............................    $ 8.76      $ 8.55       $ 8.75       $ 8.92       $ 9.18
                                                                 ======      ======       ======       ======       ======

Total return.................................................     10.00%       6.09%        6.47%        5.46%       (4.02)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)......................  $178,990    $167,229     $160,101     $172,836     $187,363

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)......................................      0.69%(2)    0.65%(2)     0.65%        0.65%        0.64%
  Net investment income......................................      7.05%       8.14%        8.45%        7.79%        7.61%
Portfolio turnover...........................................       168%        188%         148%         125%         160%



(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.69%, and 0.71% for the periods ended December 31, 2001, 2000, and 1999, respectively.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                            Phoenix-Goodwin Multi-Sector Fixed Income Series  29

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Phoenix-Goodwin Multi-Sector Short Term Bond Series has a primary objective to provide high current income while attempting to limit changes in the series' net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series invests at least 80% of its assets in fixed income securities. Principally, the series invests in investment-grade securities which are rated at the time of investment BBB or above by Standard and Poor's Corporation ("S&P") or Duff & Phelps Credit Rating Company ("D&P") or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the adviser to be of the same comparable, limited quality. The series may continue to hold securities whose credit quality falls below investment grade.

[diamond] The series seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected weighted average maturity of three years or less and that are in one of the following market sectors:

          o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;
          o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;
          o  Investment-grade securities; and
          o  High yield-high risk securities.

[diamond] The series may invest in any of these sectors or may not invest in a sector at all.

[diamond] Securities are selected using a sector rotation approach. The advisor seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


[diamond] Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the series at a level similar to that of its benchmark, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the advisor believes that the series' exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2002 the modified adjusted duration of the Merrill Lynch Medium Quality Corporate Short-Term Bond Index was 0.12 years.


[diamond] The advisor's investment strategies may result in a higher portfolio turnover rate for the series. High portfolio turnover rates may increase costs to the series, may negatively affect series performance, and may increase capital gain distributions, resulting in greater tax liability to you.

    Please refer to "More About Investment Strategies" for other investment techniques of the fund.

PRINCIPAL RISKS
    The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for series investment. Neither the series nor the advisor can assure you that a particular level of income will consistently be achieved or that the value of the series investments that supports your share value will increase. If the value of the series investments decreases, your share value will decrease.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o  Credit Risk
          o  Interest Rate Risk
[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
[diamond] Government Securities Investment Risk
[diamond] Junk Bond Investment Risk
[diamond] Mortgage-Backed and Asset-Backed Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.
CALENDAR YEAR ANNUAL TOTAL RETURN

    The series has been in existence only since May 1, 2003 and thus has not had an annual return for one full calendar year.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

30  Phoenix-Goodwin Multi-Sector Short Term Bond Series

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)


Management Fees(1)                                   0.50%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses(2)                                    0.45%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(3)            0.95%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to waive the management fee through the year ending December 31, 2003.

(2) Other expenses are based on estimated amounts for the current fiscal year without reimbursement. The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .20% of the series' average net assets (the "expense cap"). The expense cap may be changed or eliminated at any time without notice.

(3) The total annual series operating expenses after reimbursement are estimated to be .20% through the year ending December 31, 2003.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------

                                         1 YEAR     3 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Short      $97         $303
  Term Bond Series

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    DAVID L. ALBRYCHT is the portfolio manager for the series. Mr. Albrycht has been a portfolio manager in the firm's Fixed Income Group since 1994. He is currently responsible for the day-to-day management of the retail multi-sector portfolios. He has held various other management positions with Phoenix from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.

FINANCIAL HIGHLIGHTS

    There are no financial highlights for the series because the series commenced operations on May 1, 2003.



                         Phoenix-Goodwin Multi-Sector Short Term Bond Series  31

PHOENIX-HOLLISTER VALUE EQUITY SERIES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
    Long-term capital appreciation. The series has a secondary investment objective to seek current income.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances the series will invest at least 80% of its assets in common stocks.

[diamond] The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Generally, the series will invest in securities traded on the New York Stock Exchange, or the American Stock Exchange, and in over-the-counter markets.

[diamond] The series is designed to invest in common stocks that meet the advisor's quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

[diamond] The series' advisor uses a quantitative value strategy that chooses stocks that meet certain investment criteria relating to price, dividend yield, and the going concern value and debt levels of the issuers. For the few hundred of the approximately 2,500 companies that meet one or more of the advisor's criteria for selection, the advisor projects growth in earnings and dividends, earnings momentum and relative undervaluation based on a dividend-discount model. From this analysis, the advisor develops target prices and value ranges, and purchases the top-rated securities. While the advisor's strategy tends to concentrate its investment selections in larger issues, the series may invest in securities of issuers of any size.

[diamond] With certain exceptions, the advisor sells when a stock's target price is reached, the issuer or its industry suffer negative changes, or there is a change in the investment criteria that prompted the initial purchase. The advisor may choose to continue to hold a security that it believes is suitable for the series' objectives even if it no longer meets these criteria.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
          o  Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1999                      23.33
                    2000                      32.16
                    2001                     -17.96
                    2002                     -21.93

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 23.63% (quarter ended December 1999) and the lowest return for a quarter was -19.27% (quarter ended September 2002).

-------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                     LIFE OF
  (FOR THE PERIOD ENDED 12/31/00)(2)    1 YEAR  THE SERIES(3)
-------------------------------------------------------------

  Phoenix-Hollister Value Equity       -21.93%     3.23%
  Series
-------------------------------------------------------------
  Russell 1000(R) Value Index(4)       -15.52%     0.10%

-------------------------------------------------------------
  S&P 500 Total Return Index(5)        -22.10%    -2.19%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.


(4) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Value Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The index is not available for direct investment.


(5) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

32  Phoenix-Hollister Value Equity Series

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
                                                        .70%
  Management Fees

  Distribution [and/or Service] (12b-1) Fees            None

  Other Expenses                                        .31%
                                                        ----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)              1.01%
                                                       =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were .95% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Hollister       $103     $322     $559     $1,238
  Value Equity Series

--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Christian C. Bertelsen is the senior portfolio manager and John LaForge, II, is a portfolio manager of the series.

    CHRISTIAN C. BERTELSEN joined PIC in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as Chief Investment Officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.

    JOHN LAFORGE, II, joined PIC in September 1997. Mr. LaForge's previous investment experience includes portfolio management, syndicate, and sales positions with Raymond James & Associates, Inc., in St. Petersburg, Florida, from 1993 to 1997.


                                       Phoenix-Hollister Value Equity Series  33

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.



                                                                                                                      FROM
                                                                      YEAR ENDED DECEMBER 31,                       INCEPTION
                                                                      -----------------------                       3/2/98 TO
                                                 2002                            2001              2000             12/31/98
                                                 ----                            ----              ----             --------
Net asset value, beginning of period.......    $12.41          $15.34          $12.91            $11.03               $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............      0.10            0.11            0.07              0.04                 0.05
  Net realized and unrealized gain (loss)..     (2.82)          (2.86)           3.98              2.63                 1.03
                                                -----          ------          ------            ------               ------
    TOTAL FROM INVESTMENT OPERATIONS.......     (2.72)          (2.75)           4.05              2.67                 1.08
                                                -----          ------          ------            ------               ------
LESS DISTRIBUTIONS
  Dividends from net investment income.....     (0.10)          (0.09)          (0.08)            (0.04)               (0.05)
  Dividends from net realized gains........        --           (0.09)          (1.54)            (0.75)                  --
                                                -----          ------          ------            ------               ------
    TOTAL DISTRIBUTIONS....................     (0.10)          (0.18)          (1.62)            (0.79)               (0.05)
                                                -----          ------          ------            ------               ------
CHANGE IN NET ASSET VALUE..................     (2.82)          (2.93)           2.43              1.88                 1.03
                                                -----          ------          ------            ------               ------
NET ASSET VALUE, END OF PERIOD.............     $9.59          $12.41          $15.34            $12.91               $11.03
                                                =====          ======          ======            ======               ======

Total return...............................    (21.93)%        (17.96)%         32.16%            24.33%               10.79%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)....   $71,684         $84,159         $45,461           $17,470               $9,533

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)....................      0.93%(4)        0.85%(4)        0.85%             0.85%                0.85%(1)
  Net investment income....................      0.96%           1.11%           0.79%             0.41%                0.85%(1)
Portfolio turnover.........................       210%            245%            166%              168%                  77%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%, 1.00%, 1.33%, 2.03% and 2.46% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


34  Phoenix-Hollister Value Equity Series

PHOENIX-JANUS FLEXIBLE INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Maximum total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in a wide variety of income-producing securities, such as corporate bonds and notes, government securities, and preferred stock.

[diamond] The series will invest at least 80% of its assets in income-producing securities.

[diamond] The series will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The series will limit its investment in high-yield/high-risk bonds ("junk-bonds") to less than 35% of its net assets.

[diamond] In addition to considering economic factors such as the effect of interest rates on the series' investments, the subadvisor applies a "bottom-up" approach in choosing investments. In other words, the subadvisor looks mostly for income-producing securities that meet its investment criteria one at a time. If the subadvisor is unable to find such investments, much of the series' assets may be in cash or similar investments.

[diamond] This series generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

[diamond] The series may also invest to a lesser degree in other types of securities, such as:

          o  common stocks;
          o  mortgage- and asset-backed securities; and
          o  zero-coupon, pay-in-kind and step-coupon securities.

[diamond] The series may invest in foreign equity and debt securities. The series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, or in depositary receipts or shares, and passive foreign investment companies.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk

[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
          o  Foreign Currency Risk

[diamond] Junk Bond Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table below shows how the series' average annual total returns compare to those of a broad-based securities market index for that period. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2000                       6.43
                    2001                       7.24
                    2002                      10.62

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 5.67% (quarter ended September 2002) and the lowest return for a quarter was -0.55% (quarter ended June 2000).

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)       1 YEAR   THE SERIES(3)
----------------------------------------------------------------
  Phoenix-Janus Flexible Income            10.62%     7.96%
  Series
----------------------------------------------------------------
  Lehman Brothers Government/ Credit       11.04%    10.07%
  Bond Index(4)
----------------------------------------------------------------

  Lehman Brothers Aggregate Bond Index(5)  10.26%     9.77%
----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.

(4) The Lehman Brothers Government/Credit Bond Index measures government and corporate bond market total-return performance. The index is unmanaged and not available for direct investment.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher.

                                        Phoenix-Janus Flexible Income Series  35

Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          .80%

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                           .54%
                                                         ----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)               1.34%
                                                        =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------

  Phoenix-Janus
  Flexible Income      $136       $424      $733      $1,610
  Series

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Janus Capital Management LLC ("Janus") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Janus in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT

    RONALD V. SPEAKER is the portfolio manager of the series. He is a Vice President of Janus and manages other Janus funds. He holds a Bachelor of Arts in Finance from the University of Colorado and has earned the right to use the Chartered Financial Analyst designation.



36   Phoenix-Janus Flexible Income Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.



                                                                            YEAR ENDED DECEMBER 31,                 FROM
                                                                            -----------------------               INCEPTION
                                                                                                                 12/15/99 TO
                                                                 2002              2001(7)          2000           12/31/99
                                                                 ----              ----             ----           --------
Net asset value, beginning of period......................      $10.24            $10.09          $ 9.98            $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)............................        0.47              0.55(6)         0.53              0.02
  Net realized and unrealized gain (loss).................        0.60              0.17            0.10             (0.02)
                                                                ------            ------          ------             -----
    TOTAL FROM INVESTMENT OPERATIONS......................        1.07              0.72            0.63                --
                                                                ------            ------          ------             -----
LESS DISTRIBUTIONS
  Dividends from net investment income....................       (0.47)            (0.49)          (0.52)            (0.02)
                                                                ------            ------          ------             -----
  Dividends from net realized gains.......................       (0.04)            (0.08)             --                --
                                                                ------            ------          ------             -----

    TOTAL DISTRIBUTIONS...................................       (0.51)            (0.57)          (0.52)            (0.02)
                                                                ------            ------          ------             -----
CHANGE IN NET ASSET VALUE.................................        0.56              0.15            0.11             (0.02)
                                                                ------            ------          ------             -----
NET ASSET VALUE, END OF PERIOD............................      $10.80            $10.24          $10.09            $ 9.98
                                                                ======            ======          ======            ======

Total return..............................................       10.62%             7.24%           6.43%            0.02%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...................     $43,356           $26,788         $12,547           $5,232

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)...................................        1.04%(5)          0.95%(5)        1.00%(4)         0.95%(1)
  Net investment income...................................        4.66%             5.31%           6.63%            4.81%(1)
Portfolio turnover........................................         254%              305%            227%               0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.34%, 1.51%, 2.47% and 8.18% for the periods ended December 31, 2002, 2001, 2000 and 1999, respectively.
(4) For the year ended December 31, 2000, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would have been 0.95%.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.

(6) Computed using average shares outstanding.
(7) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.41% to 5.31%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.




                                        Phoenix-Janus Flexible Income Series  37

PHOENIX-KAYNE LARGE-CAP CORE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series invests at least 80% of its assets in common stocks of recognized companies having a market capitalization of $5 billion or more at the time of purchase.

[diamond] The subadvisor uses a blended growth and value strategy when selecting securities for investment.

[diamond] The subadvisor uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadvisor deems to be of high quality. If a company meets these criteria, the subadvisor researches and analyzes that company's strength of management and relative competitive position in the industry.

[diamond] The subadvisor uses proprietary models to determine relative value.

[diamond] Generally, the series invests in 25 to 35 securities at any given time.

[diamond] The subadvisor will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually, or as an industry or which are necessary to meet diversification requirements.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Larger Market Capitalization Risk

[diamond] Reduced Diversification Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.70%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       13.62%
                                                     ------

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            14.32%
                                                     ======

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were .85% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                     1 YEAR         3 YEARS
----------------------------------------------------------------

  Phoenix-Kayne Large-Cap Core       $1,365         $3,725
  Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. Kayne Anderson Rudnick Investment Management, LLC ("Kayne") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Kayne in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Allan M. Rudnick and Paul Wayne, CFA, serve as co-portfolio managers of the series.

    ALLAN M. RUDNICK is president and chief investment officer for Kayne and has been with Kayne since 1989.

    PAUL WAYNE, CFA, is chief research officer for Kayne and has been with Kayne since 1992.

38  Phoenix-Kayne Large-Cap Core Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                    FROM INCEPTION
                                                                                      8/12/02 TO
                                                                                       12/31/02
                                                                                       --------
Net asset value, beginning of period.............................................       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................         0.02
  Net realized and unrealized gain (loss)........................................        (0.36)
                                                                                        ------
   TOTAL FROM INVESTMENT OPERATIONS..............................................        (0.34)
                                                                                        ------
LESS DISTRIBUTIONS
  Dividends from net investment income...........................................        (0.02)
                                                                                        ------
    TOTAL DISTRIBUTIONS..........................................................        (0.02)
                                                                                        ------
CHANGE IN NET ASSET VALUE........................................................        (0.36)
                                                                                        ------
NET ASSET VALUE, END OF PERIOD...................................................       $ 9.64
                                                                                        ======

Total return.....................................................................        (3.45)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........................................       $1,645

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses1............................................................         0.85%(2,4)
  Net investment income..........................................................         0.76(%)(2)
Portfolio turnover...............................................................           16%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 14.32% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.





                                         Phoenix-Kayne Large-Cap Core Series  39

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation, with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 80% of its assets in common stocks of small capitalization companies. The weighted average market capitalizations of the series is kept in line with the rolling four quarter average of the Russell 2000(R) Value Index. Because small-cap companies are defined by reference to an index, the market capitalization of companies which the series may invest may vary with market conditions. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Value Index measures small-company stocks.

[diamond] The subadvisor seeks high-quality companies selling at discount values and avoids "deep cyclical" and "broken" companies. The subadvisor's "quality" criteria includes strong consistent growth, underleveraged balance sheet, high profitability and rising free cash flows. If a company meets these criteria, the subadvisor researches and analyzes that company's strength of management and relative competitive position in the industry.


[diamond] The subadvisor uses internally constructed proprietary models to determine relative value.

[diamond] Generally, the series invests in 20 to 30 securities at any given time.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.90%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       21.70%
                                                     ------

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            22.60%
                                                     ======

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                       1 YEAR       3 YEARS
----------------------------------------------------------------

  Phoenix-Kayne Small-Cap Quality      $2,061        $5,159
  Value Series

----------------------------------------------------------------

 MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. Kayne Anderson Rudnick Investment Management, LLC ("Kayne") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Kayne in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Robert A. Schwarzkopf, CFA, and Sandi L. Gleason, CFA, serve as co-portfolio managers of the series.

    ROBERT A. SCHWARZKOPF, CFA, is managing director of Small Cap Equity and has been with Kayne since 1991.

    SANDI L. GLEASON, CFA, is a principal and has been with Kayne since 1993.


40   Phoenix-Kayne Small-Cap Quality Value Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                    FROM INCEPTION
                                                                                      8/12/02 TO
                                                                                       12/31/02
                                                                                       --------
Net asset value, beginning of period.............................................      $10.00
INCOME FROM INVESTMENT OPERATIONS                                                        0.07
  Net investment income (loss)...................................................
  Net realized and unrealized gain (loss)........................................        0.03
                                                                                        -----
   TOTAL FROM INVESTMENT OPERATIONS..............................................        0.10
                                                                                        -----

LESS DISTRIBUTIONS
  Dividends from net investment income...........................................       (0.07)
  Distributions from net realized gains..........................................       (0.04)
                                                                                       ------
   TOTAL DISTRIBUTIONS...........................................................       (0.11)
                                                                                       ------
CHANGE IN NET ASSET VALUE........................................................       (0.01)
                                                                                       ------
NET ASSET VALUE, END OF PERIOD...................................................      $ 9.99
                                                                                       ======

Total return.....................................................................        1.01%(3)


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........................................        $869

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses1............................................................        1.05%(2,4)
  Net investment income..........................................................        2.33%(2)
Portfolio turnover...............................................................           4%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 22.60% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.




                                Phoenix-Kayne Small-Cap Quality Value Series  41

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in equity securities, American and Global
          Depositary Receipts (ADRs and GDRs, respectively) and common stocks of relatively large non-U.S. companies (i.e., companies that are domiciled outside of the U.S. and may or may not trade on U.S. stock exchanges) with market capitalizations of at least $5 billion at the time of purchase and within the range of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)(R) Index that the subadvisor believes are undervalued based on their earnings, cash flow or asset values. The series may have more than 25% of its assets invested in any one non-U.S. country.

[diamond] The series currently intends to hold securities of between 30 and 45 different issuers on a long-term basis. Although the subadvisor does not anticipate frequent trading in the series' securities, the series will sell positions when it considers such action appropriate.

[diamond] In choosing stocks for the series, the subadvisor looks for established companies in economically developed countries. The allocation of the series' assets among geographic sectors may shift from time to time based on the subadvisor's judgment. Under normal circumstances, the series invests at least 80% of its assets in equity securities of non-U.S. companies.

[diamond] The series may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk
          o  Foreign Currency Risk

[diamond] Reduced Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.90%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       9.36%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            10.26%
                                                     ======

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                        1 YEAR       3 YEARS
----------------------------------------------------------------

  Phoenix-Lazard International           $999        $2,842
  Equity Select Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Lazard Asset Management LLC ("Lazard") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lazard in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:


    HERBERT W. GULLQUIST, Managing Director and Chief Investment Officer of Lazard. Vice Chairman of Lazard Freres & Co., LLC since 1997. Mr. Gullquist joined Lazard in 1982. He has a B.A. from Northwestern University.


42  Phoenix-Lazard International Equity Select Series

    JOHN R. REINSBERG, Managing Director, Portfolio Manager. Mr. Reinsberg joined Lazard in 1992. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard's international equity investment team. Mr. Reinsberg has an M.B.A. from Columbia University and a B.A. from the University of Pennsylvania. He speaks English, German, French, and Spanish.



FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                    FROM INCEPTION
                                                                                      8/12/02 TO
                                                                                       12/31/02
                                                                                       --------
Net asset value, beginning of period.............................................       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................         0.01
  Net realized and unrealized gain (loss)........................................        (0.43)
                                                                                        ------
   TOTAL FROM INVESTMENT OPERATIONS..............................................        (0.42)
                                                                                        ------
CHANGE IN NET ASSET VALUE........................................................        (0.42)
                                                                                        ------
NET ASSET VALUE, END OF PERIOD...................................................       $ 9.58
                                                                                        ======

Total return.....................................................................        (4.22)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........................................       $2,887

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)..........................................................         1.05%(2)
  Net investment income..........................................................         0.26%(2)
Portfolio turnover...............................................................           70%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 10.26% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.



                           Phoenix-Lazard International Equity Select Series  43

PHOENIX-LAZARD SMALL-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

    The series invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the subadvisor believes are undervalued based on their earnings, cash flow or asset values. The subadvisor considers "small cap companies" to be those companies that, at the time of initial purchase by the series, have market capitalizations within the range of companies included in the Russell 2000(R) index (up to 2.2 billion as of February 28, 2003). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Series invest may vary with market conditions.


    Under normal circumstances, the series invests at least 80% of its assets in equity securities of small cap companies. The series may invest up to 20% of its assets in equity securities of larger U.S. companies.

    The series may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Portfolio Turnover Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.90%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       5.26%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            6.16%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                       1 YEAR       3 YEARS
----------------------------------------------------------------

  Phoenix-Lazard Small-Cap Value        $612         $1,815
  Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Lazard Asset Management LLC ("Lazard") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lazard in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:


44  Phoenix-Lazard Small-Cap Value Series

    HERBERT W. GULLQUIST, Managing Director and Chief Investment Officer of Lazard. Vice Chairman of Lazard Freres & Co., LLC since 1997. Mr. Gullquist joined Lazard in 1982. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. He has a B.A. from Northwestern University.

    ANDREW D. LACEY, Managing Director, Portfolio Manager. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his M.B.A. from Columbia University. He also has a B.A. from Wesleyan University. Mr. Lacey speaks Portuguese.

    PATRICK MULLIN, Director, Portfolio Manager. Mr. Mullin joined Lazard in 1998. Previously, he was with Target Capital Management. Mr. Mullin has an M.B.A. from the University of North Carolina/Chapel Hill and a B.A. from Trinity College.


FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                    FROM INCEPTION
                                                                                      8/12/02 TO
                                                                                       12/31/02
                                                                                       --------
Net asset value, beginning of period.............................................       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................         0.01
  Net realized and unrealized gain (loss)........................................        (0.22)
                                                                                        ------
   TOTAL FROM INVESTMENT OPERATIONS..............................................        (0.21)
                                                                                        ------

LESS DISTRIBUTIONS
  Dividends from net investment income...........................................        (0.01)
                                                                                        ------
   TOTAL DISTRIBUTIONS...........................................................        (0.01)
                                                                                        ------
CHANGE IN NET ASSET VALUE........................................................        (0.22)
                                                                                        ------
NET ASSET VALUE, END OF PERIOD...................................................       $ 9.78
                                                                                        ======

Total return.....................................................................        (2.12)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........................................       $3,358

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)..........................................................         1.05%(2)
  Net investment income..........................................................         0.26%(2)
Portfolio turnover...............................................................           33%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 6.16% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.



                                       Phoenix-Lazard Small-Cap Value Series  45

PHOENIX-LAZARD U.S. MULTI-CAP SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in equity securities, principally common stocks, of small-, medium- and large-sized U.S. companies (defined by the subadvisor as "multi-cap") that the subadvisor believes are undervalued based on their earnings, cash flow or asset values. The subadvisor will allocate investments of the series among companies based on their capitalization at the time of purchase with the objective of outperforming the Russell 3000(R) Index over a three to five year market cycle. The market capitalizations of companies in which the series may invest may vary with market conditions.

    The series typically holds securities of between 50 and 70 different issuers on a long-term basis. Under normal market circumstances, the series invests at least 80% of its assets in U.S. securities.

    The series may engage, to a limited extent, in various investment techniques such as lending portfolio securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Larger Market Capitalization Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.80%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       7.34%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            8.14%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were .95% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                        1 YEAR       3 YEARS
----------------------------------------------------------------

  Phoenix-Lazard U.S Multi-Cap Series    $801        $2,329

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Lazard Asset Management LLC ("Lazard") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lazard in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:


    HERBERT W. GULLQUIST, Managing Director and Chief Investment Officer of Lazard. Vice Chairman of Lazard Freres & Co., LLC since 1997. Mr. Gullquist joined Lazard in 1982. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. He has a B.A. from Northwestern University.



46  Phoenix-Lazard U.S. Multi-Cap Series

    ANDREW D. LACEY, Managing Director, Portfolio Manager. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his M.B.A. from Columbia University. He also has a B.A. from Wesleyan University., Mr. Lacey speaks Portuguese.

    CHRISTOPHER BLAKE, Director, Portfolio Manager/Analyst. Mr. Blake is a Director of Lazard Asset Management LLC. He is a Portfolio Manager/Analyst for the Lazard Mid Cap portfolio, working also on the Global Small Cap and Worldwide Opportunities teams. He joined the firm in 1995 and has a BSBA in Finance from the University of Denver.



FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                    FROM INCEPTION
                                                                                      8/12/02 TO
                                                                                       12/31/02
                                                                                       --------
Net asset value, beginning of period.............................................      $10.00
INCOME FROM INVESTMENT OPERATIONS                                                        0.02
 Net investment income (loss)....................................................
 Net realized and unrealized gain (loss).........................................        0.03
                                                                                       ------
   TOTAL FROM INVESTMENT OPERATIONS..............................................        0.05
                                                                                       ------

LESS DISTRIBUTIONS
 Dividends from net investment income............................................       (0.02)
                                                                                       ------
   TOTAL DISTRIBUTIONS...........................................................       (0.02)
                                                                                       ------
CHANGE IN NET ASSET VALUE........................................................        0.03
                                                                                       ------
NET ASSET VALUE, END OF PERIOD...................................................      $10.03
                                                                                       ======

Total return.....................................................................        0.50%(3)

RATIOS/SUPPLEMENTAL DATA:                                                              $2,111
 Net assets, end of period (thousands)...........................................

RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses(1)...........................................................        0.95%(2)
 Net investment income...........................................................        0.65%(2)
Portfolio turnover rate..........................................................          29%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.14% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.





                                         Phoenix-Lazard U.S. Multi-Cap Series 47

PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High current income and long-term capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] To pursue its goal, the series, under normal circumstances, will invest at least 80% of its assets, plus any borrowed amounts, in fixed-income securities of various types, including:

          o  Bonds
          o  Debentures
          o  High-yield and Investment Grade Debt Securities
          o  U.S. Government Securities
          o  Equity Related Securities:
             -  Convertible Securities
             -  Debt Securities with Warrants
          o  Preferred Stocks
          o  Emerging Market Debt Securities


[diamond] The subadvisor will invest at least 20% of the series assets in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

[diamond] The subadvisor may invest up to 20% of the net series assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar investments.


[diamond] The subadvisor seeks unusual values, using fundamental, bottom-up research to identify undervalued securities.

[diamond] The subadvisor seeks high-yield debt securities, sometimes called
          "lower-rated bonds" or "junk-bonds" and may invest more than half the series' assets in those securities.

[diamond] The subadvisor seeks fixed-income securities with an average duration to maturity of approximately 5.2 years.

[diamond] The series may invest up to 20% of its assets in foreign securities.

PRINCIPAL RISKS
    The series is subject to the general risks and considerations associated with investing in debt securities.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond] Convertible Securities Investment Risk
[diamond] Emerging Market Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk
[diamond] Fixed Income Securities Investment Risk
[diamond] Government Securities Investment Risk
[diamond] Junk Bond Investment Risk
[diamond] Unrated Securities Investment Risk
[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.75%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       6.28%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            7.03%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were .90% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                       1 YEAR       3 YEARS
----------------------------------------------------------------

  Phoenix-Lord Abbett                   $696         $2,047
  Bond-Debenture Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Lord, Abbett & Co. LLC ("Lord Abbett") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lord Abbett in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Lord Abbett uses a team of investment managers and analysts acting together to manage the series' investments.


48  Phoenix-Lord Abbett Bond-Debenture Series

    CHRISTOPHER J. TOWLE, Partner and Investment Manager, joined Lord Abbett in 1987. He is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.


FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                   FROM INCEPTION
                                                                                     8/12/02 TO
                                                                                      12/31/02
                                                                                      --------
Net asset value, beginning of period.............................................      $10.00
INCOME FROM INVESTMENT OPERATIONS                                                        0.18
  Net investment income (loss)...................................................
  Net realized and unrealized gain (loss)........................................        0.46
                                                                                       ------
   TOTAL FROM INVESTMENT OPERATIONS..............................................        0.64
                                                                                       ------

LESS DISTRIBUTIONS
  Dividends from net investment income...........................................       (0.18)
  Dividends from net realized gains..............................................       (0.02)
                                                                                       ------
   TOTAL DISTRIBUTIONS...........................................................       (0.20)
                                                                                       ------
CHANGE IN NET ASSET VALUE........................................................        0.44
                                                                                       ------
NET ASSET VALUE, END OF PERIOD...................................................      $10.44
                                                                                       ======

Total return.....................................................................        6.36%(3)

RATIOS/SUPPLEMENTAL DATA:                                                              $3,451
  Net assets, end of period (thousands)..........................................

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)..........................................................        0.90%(2,4)
  Net investment income..........................................................        5.87%(2)
Portfolio turnover rate..........................................................          24%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 7.03% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.




                                   Phoenix-Lord Abbett Bond-Debenture Series  49

PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Capital appreciation with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the subadvisor believes are undervalued.

[diamond] The series may invest in equity securities such as common stocks, convertible bonds, convertible preferred stocks and warrants and similar instruments.


[diamond] Under normal circumstances, the series will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies with market capitalizations of at least $5 billion at the time of purchase. This market- capitalization may vary in response to changes in the markets.


[diamond] The subadvisor will attempt to invest in securities selling at reasonable prices in relation to the subadvisor's assessment of their potential value. There is the risk that an investment may never reach what the subadvisor thinks is its full value, or may go down in value. The emphasis on large, seasoned company value stacks may limit the series' downside risk because value stocks are believed to be under-priced and large, seasoned company stocks tend to be less volatile than stocks of smaller companies.

[diamond] The subadvisor will generally sell a stock when it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached the subadvisor's valuation target.

PRINCIPAL RISKS
    The series' investments are subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Large Market Capitalization Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.75%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       8.51%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            9.26%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were .90% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                         1 YEAR      3 YEARS
----------------------------------------------------------------

  Phoenix-Lord Abbett Large-Cap Value     $907       $2,605
  Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Lord, Abbett & Co. LLC ("Lord Abbett") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lord Abbett in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Lord Abbett uses a team of investment managers and analysts acting together to manage the series' investments.

50  Phoenix-Lord Abbett Large-Cap Value Series

    ROBERT G. MORRIS, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Morris is a holder of the Chartered Financial Analyst designation and has been in the investment business since 1971.

    W. THOMAS HUDSON, JR., Partner and Investment Manager, joined Lord Abbett in 1982. Mr. Hudson is a holder of the Chartered Financial Analyst designation and has been in the investment business since 1965.

    ELI M. SALZMANN, Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997. Before joining Lord Abbett, he served as Portfolio Manager/Analyst at Mutual of America. Mr. Salzmann has been in the investment business since 1986.


FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                   FROM INCEPTION
                                                                                     8/12/02 TO
                                                                                      12/31/02
                                                                                      --------
Net asset value, beginning of period.............................................      $10.00
INCOME FROM INVESTMENT OPERATIONS                                                        0.02
  Net investment income (loss)...................................................
  Net realized and unrealized gain (loss)........................................       (0.10)
                                                                                       ------
   TOTAL FROM INVESTMENT OPERATIONS..............................................       (0.08)
                                                                                       ------

LESS DISTRIBUTIONS
  Dividends from net investment income...........................................       (0.02)
                                                                                       ------
   TOTAL DISTRIBUTIONS...........................................................       (0.02)
                                                                                       ------
CHANGE IN NET ASSET VALUE........................................................       (0.10)
                                                                                       ------
NET ASSET VALUE, END OF PERIOD...................................................      $ 9.90
                                                                                       ======

Total return.....................................................................       (0.76)%(3)

RATIOS/SUPPLEMENTAL DATA:                                                              $3,665
  Net assets, end of period (thousands)..........................................

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)..........................................................        0.90%(2,4)
  Net investment income..........................................................        0.95%(2)
Portfolio turnover...............................................................          11%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 9.26% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodial fees; if expense offsets were included, the ratio would not significantly differ.





                                  Phoenix-Lord Abbett Large-Cap Value Series  51

PHOENIX-LORD ABBETT MID-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will normally invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies, (those with market capitalization of roughly $500 million to $10 billion) at the time of purchase. This market capitalization may vary in response to changes in the markets. Equity securities in which the series may invest include common stocks, convertible bonds, convertible preferred stocks and warrants.


[diamond] In selecting investments, the series', using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, the subadvisor looks for factors, such as:

          o changes in economic and financial environment
          o new or improved products or services
          o new or rapidly expanding markets
          o changes in management or structure of the company
          o price increases for the company's products or services
          o improved efficiencies resulting from new technologies or changes in distribution
          o changes in government regulations, political climate or competitive conditions

PRINCIPAL RISKS
    The series is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.85%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       9.20%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            10.05%
                                                     ======

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                       1 YEAR       3 YEARS
----------------------------------------------------------------

  Phoenix-Lord Abbett Mid-Cap Value     $979         $2,792
  Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Lord, Abbett & Co. LLC ("Lord Abbett") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lord Abbett in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Lord Abbett uses a team of investment managers and analysts acting together to manage the series' investments.


    EDWARD K. VON DER LINDE, Partner and Investment Manager, heads the team. Mr. von der Linde joined Lord Abbett in 1988 and has been in the investment business since 1985.

    HOWARD E. HANSEN, Partner and Investment Manager, joined Lord Abbett in 1994, is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1985.

    EILEEN BANKO, Equity Analyst, joined Lord Abbett in 1990 and has been in the investment business since 1989.

    DAVID BUILDER, Equity Analyst, joined Lord Abbett in 1998. Before joining Lord Abbett, he serves as an Equity Analyst at Bear Stearns. He has been in the investment business since 1987.



52  Phoenix-Lord Abbett Mid-Cap Value Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                   FROM INCEPTION
                                                                                     8/12/02 TO
                                                                                      12/31/02
                                                                                      --------
Net asset value, beginning of period.............................................      $10.00
INCOME FROM INVESTMENT OPERATIONS                                                        0.03
  Net investment income (loss)...................................................
  Net realized and unrealized gain (loss)........................................       (0.02)
                                                                                       ------
   TOTAL FROM INVESTMENT OPERATIONS..............................................        0.01
                                                                                       ------

LESS DISTRIBUTIONS
  Dividends from net investment income...........................................       (0.03)
                                                                                       ------
   TOTAL DISTRIBUTIONS...........................................................       (0.03)
                                                                                       ------
CHANGE IN NET ASSET VALUE........................................................       (0.02)
                                                                                       ------
NET ASSET VALUE, END OF PERIOD...................................................      $ 9.98
                                                                                       ======

Total return.....................................................................        0.04%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........................................      $2,217

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)..........................................................        1.00%(2,4)
  Net investment income..........................................................        1.11%(2)
Portfolio turnover...............................................................           6%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 10.05% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.




                                    Phoenix-Lord Abbett Mid-Cap Value Series  53

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term growth of capital and future income rather than current income.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests, under normal market conditions, at least 80% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the subadvisor believes offer better than average prospects for long-term growth.

[diamond] The subadvisor uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and the subadvisor's large group of equity research analysts.

[diamond] The series may invest up to 35% of its assets in foreign securities through which it may have exposure to foreign currencies.

PRINCIPAL RISKS OF AN INVESTMENT
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Growth Stock Investment Risk
[diamond] Foreign Investment Risk
          o  Foreign Currency Risk
[diamond] Convertible Securities Investment Risk
[diamond] Portfolio Turnover Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2000                     -11.17
                    2001                     -23.84
                    2002                     -28.84

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 15.20% (quarter ended December 2001) and the lowest return for a quarter was -25.22% (quarter ended September 2001).


-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-MFS Investors Growth Stock     -28.84%     -19.81%
  Series
-----------------------------------------------------------------
  Russell 1000 Growth Index(4)           -27.88       -22.30
-----------------------------------------------------------------
  S&P 500 Total Return Index(5)          -22.01%     -13.26%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.
(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is not available for direct investment.
(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)


Management Fees                                       .75%


Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       .23%
                                                     ----


TOTAL ANNUAL SERIES OPERATING EXPENSES               .98%
                                                     ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

54  Phoenix-MFS Investors Growth Stock Series

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------

 Phoenix-MFS Investors       $110    $344      $596    $1,319
 Growth Stock Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. MFS Investment Management ("MFS") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and MFS in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    STEPHEN PESEK is the portfolio manager of the series. Mr. Pesek, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1994.




                                   Phoenix-MFS Investors Growth Stock Series  55

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                  FROM
                                                                             YEAR ENDED DECEMBER 31,            INCEPTION
                                                                             -----------------------           12/15/99 TO
                                                                2002             2001            2000           12/31/99
                                                                ----             ----            ----           --------
Net asset value, beginning of period......................      $ 7.16           $ 9.41           $10.60           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)............................       (0.01)(5)        (0.02)(5)         0.01             0.01
  Net realized and unrealized gain (loss).................       (2.05)            2.23)           (1.19)            0.59
                                                                ------           ------           ------           ------
    TOTAL FROM INVESTMENT OPERATIONS......................       (2.06)           (2.25)           (1.18)            0.60
                                                                ------           ------           ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income....................          --               --            (0.01)              --
                                                                ------           ------           ------           ------

    TOTAL DISTRIBUTIONS...................................          --               --            (0.01)              --
                                                                ------           ------           ------           ------
CHANGE IN NET ASSET VALUE.................................       (2.06)           (2.25)           (1.19)            0.60
                                                                ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD............................      $ 5.10           $ 7.16           $ 9.41           $10.60
                                                                ======           ======           ======           ======

Total return..............................................      (28.84)%          (23.84)%        (11.17)%           6.00%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...................     $56,096          $68,743          $69,508           $3,275

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)...................................        1.08%            1.00%(4)         1.00%            1.00%(1)
  Net investment income (loss)............................       (0.17)%          (0.26)%           0.15%            1.61%(1)
Portfolio turnover........................................          62%              35%              16%               0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.19%, 1.24% and 17.29% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(4) For the period ended December 31, 2001 the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.



56 Phoenix-MFS Investors Growth Stock Series

PHOENIX-MFS INVESTORS TRUST SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term growth of capital; secondarily to provide reasonable current income.


PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets.

[diamond] While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that the subadvisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

[diamond] The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index.

[diamond] The subadvisor uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and the subadvisor's large group of equity research analysts.

[diamond] The series may invest up to 20% of its assets in foreign equity securities, through which it may have exposure to foreign currencies.

PRINCIPAL RISKS OF AN INVESTMENT
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Larger Market Capitalization Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Convertible Securities Investment Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2002                     -20.79


(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 6.67% (quarter ended December 2002) and the lowest return for a quarter was -14.76% (quarter ended September 2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-MFS Investors Trust Series     -20.79%     -15.07%

-----------------------------------------------------------------
  S&P 500 Total Return Index (4)         -22.10%     -14.54%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 29, 2001.

(4) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      .75%

Distribution [and/or Service] (12b-1) Fees          None

Other Expenses                                      4.73%
                                                    -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)           5.48%
                                                    =====


(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.


                                          Phoenix-MFS Investors Trust Series  57

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------------

 Phoenix-MFS Investors
 Trust Series              $547     $1,633   $2,709    $5,353

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. MFS Investment Management ("MFS") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and MFS in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT

    The series is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., an MFS Senior Vice President, and Brooks Taylor, an MFS Vice President. Mr. Laupheimer and Mr. Taylor have been employed in the MFS investment management area since: Mr. Laupheimer - 1981 and Mr. Taylor - 1996. Members of the team may change from time to time.




58  Phoenix-MFS Investors Trust Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                   FROM INCEPTION
                                                                                  YEAR ENDED        10/29/01 TO
                                                                                   12/31/02           12/31/01
                                                                                   --------           --------
Net asset value, beginning of period..........................................      $10.42             $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).................................................        0.04               0.01
 Net realized and unrealized gain (loss)......................................       (2.21)              0.41
                                                                                    ------             ------
   TOTAL FROM INVESTMENT OPERATIONS...........................................       (2.17)              0.42
                                                                                    ------             ------
LESS DISTRIBUTIONS
 Dividends from net investment income.........................................       (0.04)                --
 Distributions from net realized gains........................................       (0.01)                --
                                                                                    ------             ------
   TOTAL DISTRIBUTIONS........................................................       (0.05)                --
                                                                                    ------             ------
CHANGE IN NET ASSET VALUE.....................................................       (2.22)              0.42
                                                                                    ------             ------
NET ASSET VALUE, END OF PERIOD................................................      $ 8.20             $10.42
                                                                                    ======             ======

Total return..................................................................      (20.79)%             4.25%(3)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)........................................      $4,201             $3,401

RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses(1)........................................................        0.98%(4)           0.95%(2,4)
 Net investment income........................................................        0.55%              0.65(2)
Portfolio turnover............................................................          85%                 4%(3)


(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.48% and 7.34% for the period periods ended December 31, 2002 and 2001, respectively.

(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                          Phoenix-MFS Investors Trust Series  59

PHOENIX-MFS VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
    Capital appreciation and reasonable income.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests, under normal market conditions, at least 65% of its assets in income-producing equity securities of companies which the subadvisor believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

[diamond] While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

          o they are temporarily out of favor in the market due to a decline in the market, poor economic conditions, or developments that have affected or may affect the issuer of the securities or the issuer's industry; or

          o  the market has overlooked them.

[diamond] Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios.

[diamond] The series seeks to achieve a gross yield that exceeds that of the S&P
          500 Index.

[diamond] Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

[diamond] The subadvisor uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and the subadvisor's large group of equity research analysts.

[diamond] The series may invest up to 35% of its assets in foreign securities through which it may have exposure to foreign currencies.

PRINCIPAL RISKS OF AN INVESTMENT
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Larger Market Capitalization Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Interest Rate Risk (for income-producing equity securities)

[diamond] Over-the-Counter Risk

[diamond] Value Investing Risk

[diamond] Convertible Securities Investment Risk

[diamond] Portfolio Turnover Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2002                     -13.84

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 5.46% (quarter ended December 2002) and the lowest return for a quarter was -15.52% (quarter ended September 2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------
  Phoenix-MFS Value Series               -13.84%      -7.65%
-----------------------------------------------------------------
  S&P 500 Total Return Index (4)         -22.10%     -14.54%
-----------------------------------------------------------------
  Russell 1000(R) Value Index(5)         -15.52%      -8.56%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 29, 2001.

(4) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


(5) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

60  Phoenix-MFS Value Series

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                       .75%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       1.84%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            2.59%
                                                     =====


(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------

                          1 YEAR  3 YEARS  5 YEARS 10 YEARS
-------------------------------------------------------------
  Phoenix-MFS Value
  Series                   $262    $805    $1,374   $2,922

-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. MFS Investment Management ("MFS") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and MFS in the "Management of the Fund" section of this prospectus.


PORTFOLIO MANAGEMENT

    LISA B. NURME and STEVEN R. GORHAM, each a Senior Vice President of the adviser, are the series' portfolio managers. Ms. Nurme has been a portfolio manager of the series since inception and has been employed in the investment management area of the adviser since 1987. Mr. Gorham is a portfolio manager of the series effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.




                                                    Phoenix-MFS Value Series  61

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                       FROM INCEPTION
                                                                                       YEAR ENDED        10/29/01 TO
                                                                                        12/31/02           12/31/01
                                                                                        --------           --------
Net asset value, beginning of period...............................................     $10.55              $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)......................................................       0.09                0.02
 Net realized and unrealized gain (loss)...........................................      (1.55)               0.55
                                                                                        ------              ------
   TOTAL FROM INVESTMENT OPERATIONS................................................      (1.46)               0.57
                                                                                        ------              ------
LESS DISTRIBUTIONS
 Dividends from investment income..................................................      (0.08)              (0.02)
 Dividends from net realized gain..................................................      (0.01)                 --(5)
                                                                                        ------              ------
   TOTAL DISTRIBUTIONS.............................................................      (0.09)              (0.02)
                                                                                        ------              ------
CHANGE IN NET ASSET VALUE..........................................................      (1.55)               0.55
                                                                                        ------              ------
NET ASSET VALUE, END OF PERIOD.....................................................     $ 9.00              $10.55
                                                                                        ======              ======
Total return.......................................................................     (13.84)%              5.73%(3)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands).............................................    $17,151              $4,693

RATIO TO AVERAGE NET ASSETS OF:

 Operating expenses(1).............................................................       0.99%(4)            0.95%(2,4)

 Net investment income.............................................................       1.47%               1.33%(2)
Portfolio turnover rate............................................................         48%                  9%(3)


(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.59% and 6.43% for the period ended December 31, 2002 and 2001, respectively.

(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ. 5 Amount is less than $0.01.



62  Phoenix-MFS Value Series

PHOENIX-NORTHERN DOW 30 SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    To track the total return of the Dow Jones Industrial Average(SM) (1) (the "DJIA(SM)") before fund expenses.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series is an index fund and under normal circumstances, will invest at least 80% of its assets in the equity securities of the 30 companies comprising the DJIA(SM) in the same proportions as represented in the DJIA(SM).

[diamond] The DJIA(SM) currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange and NASDAQ. The stocks in the DJIA(SM) represent companies that typically are dominant firms in their respective industries. The portion of the series' total assets invested in the stocks in the DJIASM will vary from time to time.

[diamond] The series employs a passively managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the DJIA(SM).

[diamond] The series may invest in Equity Equivalents, including stock index futures contracts and publicly traded index securities (such as DIAMONDS(SM)). Such investments replicate investments in the DJIA(SM), but their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA(SM) of at least .98, before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA(SM).

[diamond] The series is non-diversified under federal securities laws.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Index Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(2) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2000                      -5.56
                    2001                      -5.98
                    2002                     -15.50

(2) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 13.64% (quarter ended December 2001) and the lowest return for a quarter was -17.62% (quarter ended September 2002).

-------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                         LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(3)       1 YEAR    THE SERIES(4)
-------------------------------------------------------------------
  Phoenix-Northern Dow 30 Series           -15.50%      -8.25%
-------------------------------------------------------------------

  Dow Jones Industrial Average(SM)(5)      -14.67%      -7.49%
-------------------------------------------------------------------

  S&P 500 Total Return Index(6)            -22.10%     -13.26%
-------------------------------------------------------------------

(3) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4) Since December 15, 1999.


(5) The Dow Jones Industrial Average(SM) is an unmanaged index composed of 30 stocks chosen to represent certain sectors of the American economy. The index is not available for direct investment.


(6) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


                                              Phoenix-Northern Dow 30 Series  63

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                          .35%

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                           .76%
                                                         ----

TOTAL ANNUAL SERIES OPERATING EXPENSES(7)               1.11%
                                                        =====

(7) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were .60% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Northern
  Dow 30 Series           $114    $354     $613     $1,356

--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Northern Trust Investments, Inc. ("Northern"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Northern in the "Management of the Fund" section of this prospectus.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                           FROM
                                                                                 YEAR ENDED DECEMBER 31,                 INCEPTION
                                                                                 -----------------------                12/15/99 TO
                                                                         2002            2001            2000            12/31/99
                                                                         ----            ----            ----            --------
Net asset value, beginning of period...............................     $ 8.67          $ 9.46          $10.24            $10.00
INCOME FROM INVESTMENT OPERATIONS(4)...............................
   Net investment income (loss)....................................       0.11            0.11(6)         0.08              0.01
   Net realized and unrealized gain (loss).........................      (1.45)          (0.66)          (0.65)             0.24
                                                                        -------         ------          ------            ------
     TOTAL FROM INVESTMENT OPERATIONS..............................      (1.34)          (0.55)          (0.57)             0.25
                                                                        -------         ------          ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income............................      (0.10)          (0.10)          (0.08)            (0.01)
   Distributions from net realized gains...........................      (0.02)          (0.14)          (0.13)               --
                                                                        -------         ------          ------             -----
TOTAL DISTRIBUTIONS                                                      (0.12)          (0.24)          (0.21)            (0.01)
                                                                        -------         ------          ------            ------
CHANGE IN NET ASSET VALUE..........................................      (1.46)          (0.79)          (0.78)             0.24
                                                                        -------         ------          ------            ------
NET ASSET VALUE, END OF PERIOD.....................................     $ 7.21          $ 8.67          $ 9.46            $10.24
                                                                        ======          ======          ======            ======
Total return.......................................................     (15.50)%         (5.98)%         (5.56)%            2.52%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)...........................    $20,070         $23,684         $15,503            $5,143

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)...........................................       0.58%(5)        0.50%(5)        0.50%             0.50%(1)
   Net investment income...........................................       1.44%           1.29%           1.08%             2.75%(1)
Portfolio turnover.................................................        40%             38%             93%                 1%(2)

(1) Annualized.
(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.11%, 1.12%, 1.60% and 7.81% for the periods ended December 31, 2002, 2001, 2000 and 1999, respectively.

(4) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.


64  Phoenix-Northern Dow 30 Series

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    To track the total return of the Nasdaq-100 Index(R), 1 (the "Index") before fund expenses.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series is an index fund and under normal circumstances will invest at least 80% of its assets in the equity securities of the 100 companies comprising the Index in the same proportions that they are represented in the Index.

[diamond] The Index currently consists of 100 of the largest non-financial companies whose stock is actively traded and listed on The Nasdaq Stock Market, Inc. The stocks in the Index represent companies that typically are among the largest but not the most dominant firms in their respective industries.

[diamond] The series employs a passively managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the Index.

[diamond] Normally, the series will invest substantially all of its assets in the stocks of the Index. The series may invest in Equity Equivalents such as stock index futures contracts and publicly traded index securities, which offer participation in the performance of the stocks of the Index. The portion of the series' assets invested in the stocks in the Index and Equity Equivalents will vary from time to time. Such investments replicate investments in the Index, but their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the Index of at least .98%, before expenses. A correlation of 1.00% would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the Index.

[diamond] The series is non-diversified under federal securities laws.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Index Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(2) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2001                     -33.04
                    2002                     -37.58

(2) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 35.04% (quarter ended December 2001) and the lowest return for a quarter was -36.42% (quarter ended September 2001).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(3)     1 YEAR    THE SERIES(4)
-----------------------------------------------------------------
  Phoenix-Northern Nasdaq-100 Index(R)
  Series                                 -37.58%     -42.86%
-----------------------------------------------------------------
  Nasdaq-100 Index(R)(5)                 -37.58%     -42.84%
-----------------------------------------------------------------
  S&P 500 Total Return Index(6)          -22.10%     -18.60%
-----------------------------------------------------------------

(3) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4) Since August 15, 2000.
(5) The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology. The index is not available for direct investment.

(6) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

----------

(1) The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are referred to as the "Corporations") and are licensed for use by The Phoenix Edge Series Fund. The Phoenix-Northern Nasdaq-100 Index(R) Series has not been passed on by the Corporations as to its legality or suitability, and the series is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE SERIES.

                                 Phoenix-Northern Nasdaq-100 Index(R) Series  65

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      .35%

Distribution [and/or Service] (12b-1) Fees          None

Other Expenses                                      2.37%
                                                    -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(7)           2.72%
                                                    =====


(7) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were .60% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------

  Phoenix-Northern
  Nasdaq-100 Index(R)       $275     $843    $1,438    $3,049
  Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Northern Trust Investments, Inc. ("Northern"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Northern in the "Management of the Fund" section of this prospectus.










66 Phoenix-Northern Nasdaq-100 Index(R) Series

FINANCIAL

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                              YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                                                              -----------------------             8/15/00 TO
                                                                              2002              2001               12/31/00
                                                                              ----              ----               --------
Net asset value, beginning of period.................................        $ 4.23            $ 6.32               $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)......................................         (0.01)(5)         (0.02)(5)            (0.01)
   Net realized and unrealized gain (loss)...........................         (1.58)            (2.07)               (3.67)
                                                                             ------            ------               ------
     TOTAL FROM INVESTMENT OPERATIONS................................         (1.59)            (2.09)               (3.68)
                                                                             ------            ------               ------
CHANGE IN NET ASSET VALUE............................................         (1.59)            (2.09)               (3.68)
                                                                             ------            ------               ------
NET ASSET VALUE, END OF PERIOD ......................................        $ 2.64            $ 4.23               $ 6.32
                                                                             =======           ======               ======
Total return.........................................................        (37.58)%          (33.04)%             (36.78)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)................................        $8,090            $9,307               $5,515

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3).............................................          0.58%(4)          0.50%(4)             0.50%(1)
   Net investment income (loss)......................................         (0.48)%           (0.40)%              (0.30)%(1)
Portfolio turnover...................................................            42%               91%                  50%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.72%, 2.35% and 3.93% for the periods ended December 31, 2002, 2001 and 2000, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.










                                 Phoenix-Northern Nasdaq-100 Index(R) Series  67

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest in equity securities, primarily common stocks.
          Under normal circumstances, the series will invest at least 65% of its assets in equity securities.

[diamond] The series invests in a diversified portfolio of securities of primarily U.S. companies. The series is designed to invest in equity securities. Under normal circumstances, the series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

[diamond] The series seeks to outperform the S&P 500 in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the series may outperform the S&P 500 but still have a negative return. In that case the value of shares would likely decline rather than increase. The series may also fail to outperform the S&P 500.

[diamond] The advisor uses a quantitative value strategy that selects equity securities primarily from among the 1,500 largest companies traded in the United States based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. This strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals.

[diamond] The series may also invest in other equity securities, including preferred stock, securities that can be converted into common stock or preferred stock and warrants and rights to purchase common stock or preferred stock.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. However, under normal circumstances, the series will not invest more than 10% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    This series intends to be "fully invested" in equity securities. The net asset value of a series that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a series that holds larger cash positions.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1999                      17.00
                    2000                      -6.61
                    2001                      -8.17
                    2002                     -22.51

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 12.64% (quarter ended December 1999) and the lowest return for a quarter was -17.67% (quarter ended September 2002).

--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                     LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)    1 YEAR   THE SERIES(3)
--------------------------------------------------------------

  Phoenix-Oakhurst Growth and
  Income Series                         -22.51%     -1.35%

--------------------------------------------------------------
  S&P 500 Total Return Index(4)         -22.10%     -2.19%
--------------------------------------------------------------

(2) The series' average annual return in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


68  Phoenix-Oakhurst Growth and Income Series

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
                                                       .70%
Management Fees

Distribution [and/or Service] (12b-1) Fees             None

Other Expenses                                         .25%
                                                       ----

TOTAL ANNUAL SERIES OPERATING EXPENSES                 .95%
                                                       ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                          1 YEAR  3 YEARS  5 YEARS 10 YEARS
-------------------------------------------------------------

  Phoenix-Oakhurst
  Growth and Income        $97     $303     $527    $1,169
  Series

-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Steven L. Colton is the portfolio manager for and Dong Zhang is a member of the team that manages the series.

    STEVEN L. COLTON is the portfolio manager and is primarily responsible for the day-to-day operation of the series. Mr. Colton joined PIC in June 1997. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 17, 1990 through May 30, 1997.

    DONG ZHANG joined PIC in June 1997. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 4, 1997.











                                   Phoenix-Oakhurst Growth and Income Series  69

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                          FROM
                                                                           YEAR ENDED DECEMBER 31,                     INCEPTION
                                                                           -----------------------                     3/2/98 TO
                                                               2002          2001            2000         1999          12/31/98
                                                               ----          ----            ----         ----          --------
Net asset value, beginning of period........................   $11.42       $12.52          $13.53       $11.99           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................     0.08         0.08            0.07         0.07             0.05
  Net realized and unrealized gain (loss)...................    (2.65)       (1.09)          (0.96)        1.97             1.99
                                                                -----        -----           -----        -----            -----
    TOTAL FROM INVESTMENT OPERATIONS........................    (2.57)       (1.01)          (0.89)        2.04             2.04
                                                                -----        -----           -----        -----            -----
LESS DISTRIBUTIONS                                              (0.08)
  Dividends from net investment income......................                 (0.06)          (0.07)       (0.07)           (0.05)
  Dividends from net realized gains.........................       --        (0.03)          (0.05)       (0.16)             --
  Tax return of capital.....................................       --           --              --        (0.27)             --
                                                                 ----         ----             ---        -----             ---
    TOTAL DISTRIBUTIONS.....................................    (0.08)       (0.09)          (0.12)       (0.50)           (0.05)
                                                                -----        -----           -----        -----            -----
CHANGE IN NET ASSET VALUE...................................    (2.65)       (1.10)          (1.01)        1.54             1.99
                                                                -----        -----           -----        -----            -----
NET ASSET VALUE, END OF PERIOD..............................    $8.77       $11.42          $12.52       $13.53           $11.99
                                                                =====       ======          ======       ======           ======

Total return................................................   (22.51)%      (8.17)%         (6.61)%      17.00%           20.45%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................  $80,824     $115,740        $112,489     $101,834          $41,860

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................     0.93%(4)     0.85%(4)        0.85%        0.85%            0.85%(1)
  Net investment income.....................................     0.79%        0.65%           0.54%        0.71%            1.02%(1)
Portfolio turnover rate.....................................       60%          29%             53%          52%              81%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.95%, 0.93%, 0.94%, 1.01% and 1.46% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.











70  Phoenix-Oakhurst Growth and Income Series

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return over an extended period of time consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The advisor will allocate investments of the series among three market segments -- stock, bond and money market. The types of securities in each of these three market segments in which the series will invest are listed in the Statement of Additional Information.

[diamond] The advisor will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

[diamond] The advisor may invest 0-100% in any one market segment.

[diamond] Equity securities are selected based on both quantitative and fundamental factors. Price to earnings, price to sales, cash flow ratios and a company's earnings and revenue growth rates are some of the quantitative criteria considered. The advisor also considers current industry conditions and a company's future growth prospects. The advisor then attempts to construct an equity portfolio that seeks to outperform the S&P 500 Index.

[diamond] Fixed income securities are selected using a sector-rotation approach.
          The advisor seeks to adjust the portion of series investment in various sectors and the selections within sectors to obtain higher relative returns. The advisor selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond] Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The advisor for the series may engage in trading when it believes that the trade, net of transaction costs, will improve interest income of capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Derivative Investment Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of two broad-based securities market indices and to a balanced benchmark. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1993                      11.03
                    1994                      -1.45
                    1995                      18.22
                    1996                       9.05
                    1997                      20.73
                    1998                      20.79
                    1999                      11.26
                    2000                       0.58
                    2001                       1.87
                    2002                     -11.58

(1) The series' average total returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 16.00% (quarter ended December 1998) and the lowest return for a quarter was -9.25% (quarter ended September 2002).





                                Phoenix-Oakhurst Strategic Allocation Series  71

------------------------------------------------------------
 AVERAGE ANNUAL
 TOTAL RETURNS
 (FOR THE PERIOD
 ENDED 12/31/02)(2)       1 YEAR     5 YEARS     10 YEARS
------------------------------------------------------------

 Phoenix-Oakhurst
 Strategic               -11.58%      4.02%       7.57%
 Allocation Series

------------------------------------------------------------
 Balanced Benchmark(3)    -9.82%      3.12%       8.96%
------------------------------------------------------------
 S&P 500 Total
 Return Index(4)         -22.10%      -0.56%      9.37%
------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond           10.26%      7.55%       7.51%
 Index(5)
------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


(3) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Total Return Index and 40% of the Lehman Brothers Aggregate Bond. The index is not available for direct investment and includes net dividends reinvested. The Balanced Benchmark is intended to show the performance of a blend of indices, each of which reflects one component of the series' strategy. The index is not available for direct investment.


(4) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock total return performance which includes net dividends reinvested. The index is not available for direct investment.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                     .58%

Distribution [and/or Service] (12b-1) Fees          None

Other Expenses                                      .12%
                                                    ----

TOTAL ANNUAL SERIES OPERATING EXPENSES              .70%
                                                    ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------
                       1 YEAR   3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------

  Phoenix-Oakhurst
  Strategic             $72     $224     $390      $872
  Allocation Series

------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decisions for the series are made by a team of equity investment professionals and a team of fixed-income investment professionals.










72  Phoenix-Oakhurst Strategic Allocation Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  -----------------------
                                                                2002         2001(3)      2000         1999         1998
                                                                ----         ----         ----         ----         ----
Net asset value, beginning of period......................     $13.92       $14.25       $16.18       $15.65       $14.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)............................       0.35         0.36(1)      0.44         0.36         0.29
  Net realized and unrealized gain (loss).................      (1.96)       (0.11)       (0.33)        1.36         2.57
                                                                -----        -----        -----        -----        -----
   TOTAL FROM INVESTMENT OPERATIONS.......................      (1.61)        0.25         0.11         1.72         2.86
                                                                -----         ----         ----        -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income....................      (0.36)       (0.35)       (0.43)       (0.36)       (0.28)
  Dividends from net realized gains.......................         --        (0.23)       (1.61)       (0.83)       (1.05)
                                                                 ----        -----        -----        -----        -----
   TOTAL DISTRIBUTIONS....................................      (0.36)       (0.58)       (2.04)       (1.19)       (1.33)
                                                                -----        -----        -----        -----        -----
CHANGE IN NET ASSET VALUE.................................      (1.97)       (0.33)       (1.93)        0.53         1.53
                                                                -----        -----        -----        -----        -----
NET ASSET VALUE, END OF PERIOD............................     $11.95       $13.92       $14.25       $16.18       $15.65
                                                               ======       ======       ======       ======       ======

Total return..............................................     (11.58)%       1.87%        0.58%       11.26%       20.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...................   $444,017     $374,817     $414,013     $476,709     $480,897

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses......................................       0.70%(2)     0.71%(2)     0.70%        0.70%        0.68%
  Net investment income...................................       2.73%        2.56%        2.65%        2.21%        1.97%
Portfolio turnover........................................         78%          44%          60%           65%        139%

(1) Computed using average shares outstanding.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.










                                Phoenix-Oakhurst Strategic Allocation Series  73

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital growth through investment in equity securities of foreign and U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests in a diversified portfolio of securities of foreign and U.S. issuers in various economic sectors. The series may invest in any region of the world, but will invest primarily in equity securities of companies in major developed nations in Europe, the Far East, Australia, and Canada, and in U.S. companies. The advisor will use a value-oriented approach to stock selection.

[diamond] The series will invest primarily in common stocks, but may also invest in convertible securities, preferred stock, and warrants of foreign issuers, including sponsored or unsponsored American Depositary Receipts and Global Depositary Receipts.

[diamond] Although the series intends to invest primarily in established companies, the series may invest in securities of issuers of any size, in countries with developed markets and countries with emerging-markets. The series seeks to outperform the foreign stock markets.

[diamond] The series will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the series to the equity markets.

[diamond] The series may invest up to 10% of its assets in shares of other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in any particular country would be too small.

[diamond] The series seeks to outperform the foreign stock markets.

[diamond] In order to hedge a portion of the currency risk, the series will generally invest in foreign currency futures contracts or foreign currency forward contracts with terms up to one year. The series will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.
    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2001                      -6.84
                    2002                     -14.47

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 11.35% (quarter ended December 2002) and the lowest return for a quarter was -19.45% (quarter ended September 2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------
  Phoenix-Sanford Bernstein Global
  Value Series                           -14.47%      -8.37%
-----------------------------------------------------------------
  MSCI World Index(4)                    -19.54%     -16.73%
-----------------------------------------------------------------

  S&P 500 Total Return Index(5)          -22.10%     -16.39%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since November 20, 2000.


(4) The MSCI World Index is an unmanaged index of global equity securities. The index is not available for direct investment.


(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


74  Phoenix-Sanford Bernstein Global Value Series

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                     .90%

Distribution [and/or Service] (12b-1) Fees          None

Other Expenses                                     1.67%
                                                   -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)          2.57%
                                                   =====


(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.15% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------

 Phoenix-Sanford
 Bernstein Global       $260      $800     $1,367    $2,907
 Value Series

--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit ("Bernstein"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Bernstein in the "Management of the Fund" section of this prospectus.


PORTFOLIO MANAGEMENT

    Investment decision-making responsibility rests with Bernstein's Global Value Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services.



FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                 FROM
                                                                                 YEAR ENDED DECEMBER 31,       INCEPTION
                                                                                 -----------------------      11/20/00 TO
                                                                                     2002        2001           12/31/00
                                                                                     ----        ----           --------
Net asset value, beginning of period............................................    $ 9.56       $10.42          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................................      0.09         0.09            0.02
  Net realized and unrealized gain (loss).......................................     (1.48)       (0.80)           0.41
                                                                                    ------       ------          ------
    TOTAL FROM INVESTMENT OPERATIONS............................................     (1.39)       (0.71)           0.43
                                                                                    ------       ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income..........................................     (0.08)       (0.09)          (0.01)
  Dividends from net realized gains.............................................        --(4)     (0.06)             --
                                                                                    ------       ------          ------
    TOTAL DISTRIBUTIONS.........................................................     (0.08)       (0.15)          (0.01)
                                                                                    ------       ------          ------
CHANGE IN NET ASSET VALUE.......................................................     (1.47)       (0.86)           0.42
                                                                                    ------       ------          ------
NET ASSET VALUE, END OF PERIOD..................................................    $ 8.09       $ 9.56          $10.42
                                                                                    ======       ======          ======

Total return....................................................................    (14.47)%      (6.84)%          4.35%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).........................................   $10,139       $8,800          $7,687

RATIO TO AVERAGE NET ASSETS OF:                                                       1.13%
  Operating expenses(3).........................................................                   1.05%          1.05%(1)
  Net investment income.........................................................      1.10%        1.02%          1.12%(1)
Portfolio turnover..............................................................        38%          24%             0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.57%, 2.80% and 5.41% for the periods ended December 31, 2002, 2001 and 2000, respectively.
(4) Amount is less than $0.01.


                               Phoenix-Sanford Bernstein Global Value Series  75

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will, under normal circumstances, invest at least 80% of its assets in securities that the subadvisor believes offer the possibility of increase in value.

[diamond] Investments will primarily be in common stocks of established companies having:
          o a strong financial position;
          o price/earnings ratio below major market indexes, such as the S&P
            500;
          o an above average prospective earnings (relative to price) and dividend growth rate; and
          o total market capitalization between $1.0 billion and $7.5 billion.

[diamond] Once a security is purchased, the series will generally hold it until it no longer meets the financial or valuation criteria.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1999                     -10.28
                    2000                      16.89
                    2001                      22.98
                    2002                      -8.55

(1) The series' average annual return in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.73% (quarter ended December 2001) and the lowest return for a quarter was -21.84% (quarter ended September 2002).

----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                         LIFE OF
(FOR THE PERIOD ENDED 12/31/02)(2)      1 YEAR     THE SERIES(3)
----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap        -8.55%        0.92%
Value Series
----------------------------------------------------------------
Russell 2500(TM) Index(4)               -17.80%        0.46%
----------------------------------------------------------------
S&P 500 Total Return Index(5)           -22.10%       -2.19%
----------------------------------------------------------------

(2) The series' average returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization. The index is not available for direct investment.

(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


76  Phoenix-Sanford Bernstein Mid-Cap Value Series

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        1.05%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                          .35%
                                                        ----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)              1.40%
                                                       =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.30% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.



EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                        1 YEAR  3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------

 Phoenix-Sanford
 Bernstein Mid-Cap       $142     $443     $766     $1,679
 Value Series

-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit ("Bernstein"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Bernstein in the "Management of the Fund" section of this prospectus.


PORTFOLIO MANAGEMENT

    Investment decision-making responsibility rests with Bernstein's Small/Mid-Cap Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services. Day-to-day management of the series' portfolio will be overseen by Bernstein's Director of Research and Chief Investment Officer for Small/Mid-Cap Value Equities.











                              Phoenix-Sanford Bernstein Mid-Cap Value Series  77

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                        FROM
                                                                           YEAR ENDED DECEMBER 31,                    INCEPTION
                                                                           -----------------------                    3/2/98 TO
                                                                2002          2001          2000           1999       12/31/98
                                                                ----          ----          ----           ----       --------
Net asset value, beginning of period.....................     $10.97         $ 9.07        $ 7.82         $ 8.84       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...........................       0.10           0.13          0.06           0.11         0.03(4)
  Net realized and unrealized gain (loss)................      (1.02)          1.95          1.25          (1.02)       (1.16)
                                                              ------         ------        ------         ------       ------
    TOTAL FROM INVESTMENT OPERATIONS.....................      (0.92)          2.08          1.31          (0.91)       (1.13)
                                                              ------         ------        ------         ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income...................      (0.10)         (0.13)        (0.06)         (0.11)       (0.03)
  Distributions from net realized gain...................      (0.75)         (0.05)           --            --            --
                                                              ------         ------        ------         ------       ------
    TOTAL DISTRIBUTIONS..................................      (0.85)         (0.18)        (0.06)         (0.11)       (0.03)
                                                              ------         ------        ------         ------       ------
CHANGE IN NET ASSET VALUE................................      (1.77)          1.90          1.25          (1.02)       (1.16)
                                                              ------         ------        ------         ------       ------
NET ASSET VALUE, END OF PERIOD...........................     $ 9.20         $10.97         $9.07          $7.82        $8.84
                                                              ======         ======         =====          =====        =====
Total return.............................................      (8.55)%        22.98%        16.89%        (10.28)%     (11.37)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..................    $61,289        $48,556       $14,758         $8,635       $7,896

RATIO TO AVERAGE NET ASSETS OF:                                 1.28%
  Operating expenses(3)..................................                      1.20%(5)      1.20%(5)       1.20%        1.20%(1)
  Net investment income..................................       1.12%          1.72%         0.95%          1.40%        0.52%(1)
Portfolio turnover.......................................         44%            28%          128%            29%          21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including custody credits) would have been 1.40%, 1.54%, 2.39%, 2.58% and 2.77% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.










78  Phoenix-Sanford Bernstein Mid-Cap Value Series

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will, under normal circumstances, invest at least 80% of its assets in common stocks having a total market capitalization under $3.5 billion and with favorable prospects for capital appreciation. The subadvisor will use a value-oriented approach to stock selection.

[diamond] The series will invest in the stock of companies whose current market prices do not appear to adequately reflect their underlying value, measured by price/book and price/earnings ratios or dividend yield, as determined through in-depth research carried out by the subadvisor.

[diamond] The series will generally invest in 80-100 stocks diversified over 30 industries that have been targeted as having a potential high anticipated return relative to risk.

[diamond] The subadvisor will monitor earnings-estimate revisions and tends to delay purchase while negative revisions are being reflected in the market. A security generally will be sold when the subadvisor determines it no longer ranks in the top of half of the subadvisor's choices based on valuation and risk criteria. Sale of a stock that has reached the market target may be delayed when earnings expectations are rising.

[diamond] The subadvisor chooses the stocks by screening 2,000 stocks to identify the most attractive classic value measures. The subadvisor will work to reduce volatility by subjecting the securities to reliability tests and will assess the riskiness by evaluating sector concentration, company size, leverage, and degree of undervaluation.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest in securities of foreign issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    2001                      15.76
                    2002                      -8.54

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 14.20% (quarter ended December 2001) and the lowest return for a quarter was -22.21% (quarter ended September 2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/02)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap
  Value Series                           -8.54%       5.82%
-----------------------------------------------------------------

  Russell 2000(R) Value Index(4)         -11.43%      4.86%

-----------------------------------------------------------------
  S&P 500 Total Return Index(5)          -22.10%     -16.93%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


(3) Since November 20, 2000.


(4) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures small-company stocks. The index is not available for direct investment.

(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


                            Phoenix-Sanford Bernstein Small-Cap Value Series  79

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        1.05%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                          .59%
                                                        ----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)              1.64%
                                                       =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 1.30% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.



EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

 Phoenix-Sanford
 Bernstein Small-Cap       $167    $517     $891     $1,943
 Value Series

--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit ("Bernstein"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Bernstein in the "Management of the Fund" section of this prospectus.


PORTFOLIO MANAGEMENT

    Investment decision-making responsibility rests with Bernstein's Small/Mid-Cap Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services. Day-to-day management of the series' portfolio will be overseen by Bernstein's Director of Research and Chief Investment Officer for Small/Mid-Cap Value Equities.











80  Phoenix-Sanford Bernstein Small-Cap Value Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                    FROM
                                                                                          YEAR ENDED              INCEPTION
                                                                                         DECEMBER 31,            11/20/00 TO
                                                                                       2002          2001         12/31/00
                                                                                       ----          ----         --------
Net asset value, beginning of period............................................      $12.08        $10.62         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................................        0.06          0.07           0.03
  Net realized and unrealized gain..............................................       (1.09)         1.59           0.62
                                                                                     -------        ------         ------
    TOTAL FROM INVESTMENT OPERATIONS............................................       (1.03)         1.66           0.65
                                                                                     -------        ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income..........................................       (0.06)        (0.07)         (0.03)
  Distributions from net realized gains.........................................       (0.49)        (0.13)           --
                                                                                     -------       -------          ----
    TOTAL DISTRIBUTIONS.........................................................       (0.55)        (0.20)         (0.03)
                                                                                     -------       -------        -------
CHANGE IN NET ASSET VALUE.......................................................        1.58          1.46           0.62
                                                                                      ------        ------         ------
NET ASSET VALUE, END OF PERIOD..................................................      $10.50        $12.08         $10.62
                                                                                      ======        ======         ======

Total return....................................................................       (8.54)%       15.76%          6.44%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).........................................     $32,968       $17,232         $2,692

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).........................................................        1.29%(4)      1.20%(4)       1.20%(1)
  Net investment income.........................................................        0.86%         1.12%          2.71%(1)
Portfolio turnover..............................................................          40%           18%             1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.64%, 2.33% and 13.52% for the periods ended December 31, 2002, 2001 and 2000, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.










                            Phoenix-Sanford Bernstein Small-Cap Value Series  81

PHOENIX-SENECA MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 80% of its assets in companies with market capitalizations between $500 million and $10 billion. The series may at times have investments in companies with higher or lower market capitalizations.

[diamond] The subadvisor manages the investments of the series by selecting securities of companies that meet certain fundamental standards and that the subadvisor believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadvisor seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the Russell Midcap Growth Index. The strategy is based on the subadvisor's view that growth in a company's earnings will correlate with growth in the price of its stock.

[diamond] The subadvisor seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

[diamond] Although the series stresses long-term earnings growth potential, the subadvisor may buy securities in anticipation of short-term price gains. This practice may increase the series' overall trading volume, especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the series, which may affect the series' performance.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. Foreign investment will be primarily through American Depository Receipts ("ADRs").

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The series may buy securities that it anticipates will rise in price over a short period of time with the expectation that the securities will then be sold. If the securities do not perform as expected, gains will not be as high as anticipated. Each time a security is bought or sold, the series incurs transaction costs, which may result in higher overall costs to the series.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:


[diamond] Equity Securities Investment Risk

[diamond] Growth Stock Investment Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1999                      45.62
                    2000                      13.75
                    2001                     -25.28
                    2002                     -32.50


(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 44.87% (quarter ended December 1999) and the lowest return for a quarter was -27.20% (quarter ended September 2001).

-----------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                          LIFE OF
 (FOR THE PERIODS ENDED 12/31/02)(2)      1 YEAR    THE SERIES(3)
-----------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series      -32.50%      .35%
-----------------------------------------------------------------
 Russell Midcap Growth Index(4)            -27.41%     -3.30%
-----------------------------------------------------------------
 S&P 500 Total Return Index(5)             -22.10%     -2.19%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. Companies in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index, which measures the performance of the 1,000 largest U.S. companies, based on total market capitalization, with higher price-to-book


82  Phoenix-Seneca Mid-Cap Growth Series
    ratios and higher forecasted growth values. The index is not available for direct investment.
(5) The S&P 500 Total Return Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                    .80%

Distribution [and/or Service] (12b-1) Fees        None

Other Expenses                                     .34%
                                                  -----

TOTAL ANNUAL SERIES OPERATING EXPENSES            1.14%
                                                  =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------

 Phoenix-Seneca
 Mid-Cap Growth
 Series               $116      $363      $629     $1,389

------------------------------------------------------------

MANAGEMENT OF THE FUNDS

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. Seneca Capital Management LLC ("Seneca") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Seneca in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of managers and analysts headed by two team leaders, Gail P. Seneca and Richard D. Little. The team leaders are primarily responsible for the day-to-day decisions.


    GAIL P. SENECA is a team leader for the series. Since January 1998, Ms. Seneca also has served as co-manager of Phoenix-Seneca Strategic Theme Series. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or its predecessor since November 1989.

    RICHARD D. LITTLE is the other team leader for the series. Since January 1998, Mr. Little has served as co-manager of Phoenix-Seneca Strategic Theme Series. Mr. Little has been Director of Equities with Seneca or its predecessor since December 1989.











                                        Phoenix-Seneca Mid-Cap Growth Series  83

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                       FROM
                                                                     YEAR ENDED DECEMBER 31,                         INCEPTION
                                                                     -----------------------                         3/2/98 TO
                                                        2002           2001            2000            1999           12/31/98
                                                        ----           ----            ----            ----           --------
Net asset value, beginning of period..............     $13.37         $17.90          $17.28           $12.16          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4).................      (0.07)         (0.08)          (0.06)              --            0.01
  Net realized and unrealized gain (loss).........      (4.27)         (4.45)           2.51             5.54            2.16
                                                       ------         ------          ------           ------          ------
    TOTAL FROM INVESTMENT OPERATIONS..............      (4.34)         (4.53)           2.45             5.54            2.17
                                                       ------         ------          ------           ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income............         --             --              --               --           (0.01)
  Distributions from net realized gains...........         --             --           (1.83)           (0.42)             --
                                                       ------         ------          ------           ------          ------
    TOTAL DISTRIBUTIONS...........................         --             --           (1.83)           (0.42)          (0.01)
                                                       ------         ------          ------           ------          ------
CHANGE IN NET ASSET VALUE.........................      (4.34)         (4.53)           0.62             5.12            2.16
                                                       ------         ------          ------           ------          ------
NET ASSET VALUE, END OF PERIOD....................     $ 9.03         $13.37          $17.90           $17.28          $12.16
                                                       ======         ======          ======           ======          ======

Total return......................................     (32.50)%       (25.28)%         13.75%           45.62%          21.75%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...........    $48,149        $68,895         $71,015          $21,857          $7,897

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)...........................       1.11%(5)       1.05%(5)        1.05%            1.05%           1.05%(1)
  Net investment income (loss)....................      (0.62)%        (0.52)%         (0.28)%          (0.33)%          0.15%(1)
Portfolio turnover................................        128%           137%             97%             169%            127%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14%, 1.10%, 1.19%, 2.04% and 2.82% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.










84  Phoenix-Seneca Mid-Cap Growth Series

PHOENIX-SENECA STRATEGIC THEME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks of companies the subadvisor believes to have substantial potential for capital growth by being well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

[diamond] In determining when and whether to invest in particular industries, the subadvisor will establish strategic investment themes (major changes affecting markets for a prolonged periods of time) and tactical investment themes (focused, short-term).

[diamond] Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The subadvisor may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The subadvisor may pursue one or more investment themes at any time.

[diamond] The subadvisor will seek to identify those companies which, in addition to being considered well positioned to benefit from investment themes identified, also have good financial resources; provide satisfactory return on capital; have enhanced industry position; and have demonstrated superior management skills.

[diamond] Examples of thematic investing would include investing in oil and gas exploration companies during the "energy shortage" years of the late 1970s, owning companies benefiting from the lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

[diamond] The series will not invest more than 25% of its assets in any one industry or group of related industries.

[diamond] The series may invest its assets in securities of foreign (non-U.S.)
          issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    To the extent the series invests in a single investment theme or a particular market segment, it may be more vulnerable to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes or market segments, or as compared to a broadly diversified portfolio. The successful implementation of a thematic or market segment investment strategy depends on the series' ability to: (i) anticipate emerging-market trends; (ii) exploit such investment opportunities; and (iii) divest such securities at the right time. If the series does not successfully implement this strategy, the series may experience significant losses.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Thematic or Strategic Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                    1997                      17.17
                    1998                      44.69
                    1999                      54.98
                    2000                     -11.46
                    2001                     -27.36
                    2002                     -34.98

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 37.46% (quarter ended December 1998) and the lowest return for a quarter was -31.20% (quarter ended September 2001).


                                       Phoenix-Seneca Strategic Theme Series  85

-------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED                                 LIFE OF
 12/31/02)(2)                     1 YEAR   5 YEARS    THE SERIES(3)
-------------------------------------------------------------------
 Phoenix-Seneca Strategic        -34.98%    -1.28%       2.82%
 Theme Series
-------------------------------------------------------------------
 Russell 1000 Growth Index(4)    -27.88%    -3.84%       3.90%
-------------------------------------------------------------------

 S&P 500 Total Return Index(5)   -22.10%    -0.56%       6.78%

-------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since January 29, 1996.

(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is not available for direct investment.

(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock total return performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                         .75%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                          .25%
                                                        ----

TOTAL ANNUAL SERIES OPERATING EXPENSES                 1.00%
                                                       =====
EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------
                      1 YEAR  3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------

 Phoenix-Seneca
 Strategic Theme       $102     $318     $552     $1,223
 Series

------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. Seneca Capital Management LLC ("Seneca") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Seneca in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of managers and analysts headed by two team leaders, Gail P. Seneca and Richard D. Little. The team leaders are primarily responsible for the day-to-day decisions.


    GAIL P. SENECA is a team leader for the series. Since January 1998, Ms. Seneca also has served as co-manager of Phoenix-Seneca Mid-Cap Growth Series. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or its predecessor since November 1989.

    RICHARD D. LITTLE is the other team leader for the series. Since January 1998, Mr. Little has served as co-manager of Phoenix-Seneca Mid-Cap Growth Series. Mr. Little has been Director of Equities with Seneca or its predecessor since December 1989.











86  Phoenix-Seneca Strategic Theme Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                   2002        2001         2000          1999          1998
                                                                   ----        ----         ----          ----          ----
Net asset value, beginning of period............................   $10.97      $15.52       $20.21       $15.40         $11.32
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................    (0.04)(3)   (0.04)(3)    (0.07)(3)      --            0.01
  Net realized and unrealized gain (loss).......................    (3.80)      (4.15)       (2.20)        8.19           5.03
                                                                   ------      ------       ------       ------         ------
    TOTAL FROM INVESTMENT OPERATIONS............................    (3.84)      (4.19)       (2.27)        8.19           5.04
                                                                   ------      ------       ------       ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income..........................       --          --           --           --          (0.01)
  Distributions from net realized gains.........................       --       (0.36)       (2.42)       (2.91)         (0.95)
  Tax return of capital.........................................       --          --           --        (0.47)             --
                                                                   ------      ------       ------       ------         ------
    TOTAL DISTRIBUTIONS.........................................       --       (0.36)       (2.42)       (3.38)         (0.96)
                                                                   ------      ------       ------       ------         ------
CHANGE IN NET ASSET VALUE.......................................    (3.84)      (4.55)       (4.69)        4.81           4.08
                                                                   ------      ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD..................................   $ 7.13      $10.97       $15.52       $20.21         $15.40
                                                                   ======      ======       ======       ======         ======
Total return....................................................   (34.98)%    (27.36)%     (11.46)%      54.98%         44.69%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).........................  $71,464    $140,096     $203,517      $177,351       $75,098

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1).........................................     1.00%(2)    0.96%(2)     0.92%        0.97%          0.99%
  Net investment income (loss)..................................    (0.41)%     (0.30)%      (0.32)%      (0.18)%        (0.01)%
Portfolio turnover..............................................      128%        162%         118%         150%           364%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14% for the periods ended December 31, 1997.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets from custodian fees if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.










                                       Phoenix-Seneca Strategic Theme Series  87

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will invest primarily in common stocks of growth companies with favorable prospects for capital growth. Under normal market conditions, the series will invest at least 80% of its assets in companies that, at the time of initial purchase by the series, have market capitalizations within the range of companies included in the Russell 2000(R) Growth Index or the S&P SmallCap 600 Index. Because these companies are defined by reference to an index, the market capitalizations of companies in which the series may invest may vary with market conditions. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. It's a good benchmark for funds that focus their investments in small-cap growth-oriented stocks. S&P Small Cap 600 Index - The small company segment of the U.S. market continues to attract investors. The SmallCap 600 is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

[diamond] The series favors stocks of entrepreneurial companies that appear to be reasonably valued. The series uses research to identify potential investments by examining such features as a company's financial condition, business prospects, competitive position and business strategy. The series looks for companies that have good current or prospective earnings and strong management teams. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. It's a good benchmark for funds that focus their investments in small-cap growth-oriented stocks. S&P SmallCap 600 Index - The small company segment of the U.S. market continues to attract investors. The SmallCap 600 is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.


[diamond] The series' may invest in common and preferred stocks, convertible securities and warrants.

[diamond] The series reserves the right to invest up to 20% of total assets in other securities, such as value or dividend stocks, bonds rated investment-grade at the time of purchase and their unrated equivalents and U.S. government securities.

[diamond] The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries or emerging-market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Growth Investing Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk

          o Foreign Currency Risk


[diamond] IPO Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 9, 2002 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.85%

Distribution [and/or Service] (12b-1) Fees           None

Other Expenses                                       8.48%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            9.33%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed .15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2002. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                                          1 YEAR     3 YEARS
----------------------------------------------------------------

  Phoenix-State Street Research
  Small-Cap Growth Series                  $913       $2,622

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to the series. State Street Research & Management Company ("State Street Research") is the subadvisor to the


88 Phoenix-State Street Research Small-Cap Growth Series series and is responsible for its day-to-day portfolio management. You will find more information about PVA and State Street Research in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT

    TUCKER WALSH is the lead portfolio manager of the series and Andrew Morey is a portfolio manager of the series. Mr. Walsh has been responsible for the day-to-day management of the series as the portfolio manager since its inception. Mr. Walsh, a managing director of State Street Research, joined the firm in 1997. Mr. Morey has assisted with the management of the series since its inception and became a portfolio manager of the fund in May 2003. Mr. Morey, a senior vice president, joined State Street Research in 1995.



FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                     FROM INCEPTION
                                                                                       8/12/02 TO
                                                                                        12/31/02
                                                                                        --------
 Net asset value, beginning of period.............................................       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................        (0.02)(5)
  Net realized and unrealized gain (loss).........................................         0.10
                                                                                         ------
    TOTAL FROM INVESTMENT OPERATIONS..............................................         0.08
                                                                                         ------
 CHANGE IN NET ASSET VALUE........................................................         0.08
                                                                                         ------
 NET ASSET VALUE, END OF PERIOD...................................................       $10.08
                                                                                         ======

 Total return.....................................................................         0.85%(3)

 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...........................................       $1,972

 RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)...........................................................         1.00%(2,4)
  Net investment income (loss)....................................................        (0.62)%(2)
 Portfolio turnover...............................................................           62%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 9.33% for the period ended December 31, 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.










                       Phoenix-State Street Research Small-Cap Growth Series  89

MORE ABOUT INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Information about each series' investment strategies and practices appears at the beginning of the prospectus. The information below describes additional investment strategies and practices that some or all of the series use, arranged in alphabetical order.

    Where all series may engage in the strategy, this is indicated next to the caption. Where a small number of series use the strategy, these series are identified. Where many but not all of the series use this strategy, you should refer to individual series descriptions to see if a particular series uses the strategy.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information.

CONVERTIBLE SECURITIES
    Some of the series may invest in convertible securities. A convertible security is a security that may be converted into or exchanged for common stock These securities are further described in "Description of Principal Risks" under the caption "Convertible Securities Investment Risk."

DERIVATIVES
    All of the series may, but need not, enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index, or rate), such as futures and options on securities, securities indexes, other financial instruments or currencies, options on these futures, forward contracts, and swaps, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in securities market prices, interest rates or currencies. The series may also use derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies. Some of the series may also use derivative transactions for certain nonhedging purposes, such as seeking to enhance returns.

    Unless stated otherwise in the description of the series, each series engages in derivatives transactions primarily for hedging purposes.

    Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies.

    With respect to each series, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of that series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

    The Phoenix-Goodwin Money Market Series will not invest in derivatives.

EMERGING MARKET INVESTING
    The Phoenix-Aberdeen International Series may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

EQUITY EQUIVALENT INVESTMENTS
    The Phoenix-Northern Dow 30 Series and the Phoenix-Northern Nasdaq-100 Index(R) Series may invest in Equity Equivalents. Equity equivalents include stock index futures contracts and publicly traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity Equivalents may be used for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the index.

ILLIQUID SECURITIES
    All of the series may invest up to 15% of their assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

    The Phoenix-Goodwin Money Market Series will not invest in illiquid securities.

INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES (ALL SERIES)
    Each of the series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve


90 The Phoenix Edge Series Fund
additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

    The Phoenix-Aberdeen International Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in a particular country would be too small.

    Each of the series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

JUNK BONDS
    Many of the series may invest in high-yield, high-risk securities, which are often referred to as "junk-bonds." Junk bonds are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. These bonds are further described in "Description of Principal Risks" under the caption "Junk Bond Investment Risk."

LEVERAGING (BORROWING) (ALL SERIES)
    The advisor or subadvisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the series will suffer greater losses than would take place if no borrowing took place. In a declining market a series may have to sell securities under poor market conditions to maintain the required ratio of net assets to debt.

    When a series borrows money or otherwise leverages its portfolio, the value of an investment in that series will be more volatile and all other risks will tend to be compounded. If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities represent interest in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-though certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

REPURCHASE AGREEMENTS (ALL SERIES)
    All of the series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

SECURITIES LENDING (ALL SERIES)
    The series may lend portfolio securities to brokers, dealers and financial institutions to increase investment return. When a series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium, and the series can suffer losses. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS (ALL SERIES)
    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objective.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL SERIES)
    Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the series and no interest accrues to the series. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a series may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.


DESCRIPTION OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

    The principal risks applicable to each series are listed in the individual series description at the beginning of the prospectus. The following is a description of each principal


                                                The Phoenix Edge Series Fund  91
risk, listed in alphabetical order for easy reference. Please review the principal risks listed for each series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to all of the series, as indicated. Other risks apply only to one or some of the series.

ASSET CLASS RISK (ALL SERIES)
    There is a possibility that the returns from the types of securities in which a series invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets or other asset classes.

CASH INVESTMENT RISK (ALL SERIES)
    When the advisor or subadvisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series may not always stay fully invested in stocks and bonds. When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

CONVERTIBLE SECURITIES INVESTMENT RISK
    Some of the series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at a predetermined time(s), price(s) or price formula(s). A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as: (i) yields higher than common stocks but lower than comparable nonconvertible securities; (ii) typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he or she converts; and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series.

DERIVATIVE INVESTMENT RISK
    The series may use various instruments that derive their values from those of specific securities, indexes, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

    These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited. A series' performance may be worse than if it did not make such investments.

    If the prices for derivatives and prices in the cash market do not correlate as expected or if expectations about interest rate, exchange rate or general market movements are incorrect, a series' returns may not be as high as they would be if it did not invest in these securities. There is also a risk that the market for reselling derivatives may be limited or nonexistent. A series could incur unlimited losses if it cannot liquidate its derivatives investments. Decisions about the nature and timing of derivative transactions may result in losses when other investors' decisions about the same derivatives result in gains. In addition, some derivatives are subject to the risk that the counterparty to such transaction may not perform as expected.

EQUITY SECURITIES INVESTMENT RISK
    In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

FIXED INCOME SECURITIES INVESTMENT RISK
    Some of the series may invest in fixed-income securities. The risks associated with investments in fixed-income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

FOREIGN INVESTMENT RISK
    Some of the series may invest in foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject a series to risks different from investing in domestic securities. Investments in foreign


92  The Phoenix Edge Series Fund
securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging-market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

    Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

EMERGING MARKET INVESTMENT RISK
    Some of the series may invest in companies located in emerging-market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

FOREIGN CURRENCY RISK
    Some of the series may invest assets in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

GOVERNMENT SECURITIES INVESTMENT RISK
    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of series shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

GROWTH STOCK INVESTMENT RISK
    Some of the series invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

INDEX INVESTMENT RISK
    If you invest in a series that attempts to track an index, you could lose money on your investment in the series, or the series could under-perform other investments, if the value of the index goes down. Unlike other funds that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series generally will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the series has expenses whereas the index does not, the series' performance will tend to under-perform the performance of the index.

INITIAL PUBLIC OFFERING INVESTMENT RISK
    Some of the series may invest in Initial Public Offerings ("IPOs"), which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, a series may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the series, affecting series performance.


                                                The Phoenix Edge Series Fund  93

INTEREST RATE RISK (FOR INCOME-PRODUCING EQUITY SECURITIES)
    Income producing equity securities may react like fixed-income securities to changes in interest rates. Thus, when interest rates rise, the prices of income-producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

INVESTMENT COMPANY INVESTMENT RISK
    The series may invest in other investment companies. Assets invested in other investment companies incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the series, indirectly bear.

JUNK BOND INVESTMENT RISK
    High-yield, high-risk securities (so called "junk-bonds") are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings, and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk-bond market can experience sudden and sharp price swings.

LARGER MARKET CAPITALIZATION RISK
    Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a series' value may not rise as much as the value of series that emphasize companies with smaller market capitalizations.

MARKET RISK (ALL SERIES)
    The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES INVESTMENT RISK
    Some of the series may invest in mortgage-backed and other asset-backed securities. It is difficult to predict cash flows from these securities. Payments of principal and interest on underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

NON-DIVERSIFICATION RISK
    A series that is "non-diversified" under the federal securities laws may invest in securities of a limited number of issuers. To the extent that the series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

OVER-THE-COUNTER RISK
    Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

PORTFOLIO TURNOVER RISK
    A series may, consistent with its investment policies, purchase and sell securities without regard to the effect on portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the series' performance. High portfolio turnover may also result in taxable gains to shareholders.


94  The Phoenix Edge Series Fund
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REIT INVESTMENT RISK
    Real Estate Investment Trusts ("REITs") are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on the quality of management skills, are not diversified, and are subject to the risks of financing projects.

    If a series invests in new or unseasoned REIT issuers, it may be difficult or impossible for the series to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

REDUCED DIVERSIFICATION RISK
    Some of the series invest in securities of a limited number of companies, which makes them more sensitive to changes in the market value of a single issuer or industry in the series' portfolios. To the extent that a series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. The net asset value of the series may fluctuate substantially. The series may not be appropriate for short-term investors.

REPURCHASE AGREEMENT INVESTMENT RISK (ALL SERIES)
    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

SECURITIES SELECTION RISK (ALL SERIES)
    There is the possibility that the specific securities held by the series will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the advisor's or subadvisor's choice of portfolio securities.

SMALLER MARKET CAPITALIZATION RISK
    Some of the series invest in companies with small and medium capitalizations, which make the series more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

SPECIAL SITUATIONS RISK
    The Phoenix-Engemann Capital Growth Series may invest in special situations. Special situations are created by developments, such as liquidations, reorganizations, technological breakthroughs and new management, that apply solely to a particular company. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the subadvisor expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the subadvisor to accurately predict risk and return.


                                                The Phoenix Edge Series Fund  95

UNRATED SECURITIES INVESTMENT RISK
    Some fixed-income securities may be unrated. Analysis of unrated securities is more complex, making it more difficult to accurately predict risk. Unrated securities may not have as broad a market as rated securities, making them more difficult to sell. This could cause the security to lose value.

VALUE INVESTING RISK
    The value approach to investing involves the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISORS

    The Fund has retained three investment advisors to manage the investment programs of its series.


PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the following series:

[diamond] Phoenix-Aberdeen International
[diamond] Phoenix-Engemann Capital Growth
[diamond] Phoenix-Engemann Small & Mid-Cap Growth
[diamond] Phoenix-Goodwin Money Market

[diamond] Phoenix-Goodwin Multi-Sector Fixed Income
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond

[diamond] Phoenix-Hollister Value Equity
[diamond] Phoenix-Kayne Large-Cap Core
[diamond] Phoenix-Kayne Small-Cap Quality Value
[diamond] Phoenix-Oakhurst Growth and Income
[diamond] Phoenix-Oakhurst Strategic Allocation
[diamond] Phoenix-Seneca Mid-Cap Growth
[diamond] Phoenix-Seneca Strategic Theme

    Pursuant to the Investment Advisory Agreements with these series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PIC, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PIC is responsible for the direct, day-to-day management of the following series:

[diamond] Phoenix-Goodwin Money Market
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond
[diamond] Phoenix-Hollister Value Equity
[diamond] Phoenix-Oakhurst Growth and Income
[diamond] Phoenix-Oakhurst Strategic Allocation

    PIC has retained subadvisors to perform the day-to-day management for the other series.


    PIC has acted as an investment advisor for over sixty years, and acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2002, PIC had $21.1 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.


PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA"), is the investment advisor to following series:

[diamond] Phoenix-AIM Mid-Cap Equity
[diamond] Phoenix-Alliance/Bernstein Enhanced Index
[diamond] Phoenix-Alliance/Bernstein Growth + Value
[diamond] Phoenix-Janus Flexible Income
[diamond] Phoenix-Lazard International Equity Select
[diamond] Phoenix-Lazard Small-Cap Value
[diamond] Phoenix-Lazard U.S. Multi-Cap
[diamond] Phoenix-Lord Abbett Bond-Debenture
[diamond] Phoenix-Lord Abbett Large-Cap Value
[diamond] Phoenix-Lord Abbett Mid-Cap Value
[diamond] Phoenix-MFS Investors Growth Stock
[diamond] Phoenix-MFS Investors Trust
[diamond] Phoenix-MFS Value
[diamond] Phoenix-Northern Dow 30
[diamond] Phoenix-Northern Nasdaq-100 Index(R)
[diamond] Phoenix-Sanford Bernstein Global Value
[diamond] Phoenix-Sanford Bernstein Mid-Cap Value
[diamond] Phoenix-Sanford Bernstein Small-Cap Value
[diamond] Phoenix-State Street Research Small-Cap Growth

    Pursuant to the Investment Advisory Agreements with each series and subject to the direction of the Fund's Board of Trustees, PVA is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PVA, with the approval of the Fund's Board of Trustees, has selected and employed unaffiliated subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PVA, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions.

    PVA serves as a manager of managers of these subadvisors. In this capacity, PVA (i) sets the series' overall investment strategies; (ii) evaluates, selects, and recommends to the Board subadvisors needed to manage all or part of the assets within the series; (iii) monitors and evaluates the subadvisors' investment programs and results as well as the performance of subadvisors relative to the applicable benchmark indexes; and (iv) reviews the series' compliance with their investment objectives, policies and restrictions.

    The Fund and PVA have received an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such


96  The Phoenix Edge Series Fund
agreements being approved by the shareholders of the applicable Accounts of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement.


    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA was established to serve as manager of managers for those series of the Fund with unaffiliated subadvisors. This remains PVA's sole business activity. As of December 31, 2002, PVA had $376.3 million in assets under management. PVA is located at One American Row, Hartford, Connecticut 06102-5056.


DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

    Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, DPIM is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. DPIM manages the series' assets to conform with the investment policies as described in this prospectus.

    DPIM is a subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP, an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment advisor for other funds. DPIM had approximately $6.2 billion in assets under management as of December 31, 2002. DPIM is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

THE SUBADVISORS
    The advisors have retained the following subadvisors to perform the day-to-day management of their respective series. The subadvisors, subject to the supervision of the advisors, are generally responsible for deciding which securities to purchase and sell for their respective series, placing those series' transactions, and providing related advisory services.

ABERDEEN FUND MANAGERS, INC.
    Aberdeen Fund Managers, Inc. ("Aberdeen"), is the subadvisor to the Phoenix-Aberdeen International Series.


    Aberdeen is a subadvisor to other funds. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2002, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $35.6 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH. Aberdeen is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33301.


AIM CAPITAL MANAGEMENT, INC.
    AIM Capital Management, Inc. ("AIM"), is the subadvisor to the Phoenix-AIM Mid-Cap Equity Series. AIM is an indirect, whollyowned subsidiary of AIM Management Group Inc. AIM Management Group Inc. advises approximately 190 mutual funds and separate accounts with a total of approximately $124.4 billion in assets as of December 31, 2002. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

ALLIANCE CAPITAL MANAGEMENT L.P.

    Alliance Capital Management L.P. ("Alliance") serves as subadvisor for the Phoenix-Alliance/Bernstein Enhanced Index and Phoenix-Alliance/Bernstein Growth + Value Series. Alliance, through its Bernstein Investment Research and Management Unit ("Bernstein"), serves as the subadvisor to the Phoenix-Sanford Bernstein Global Value Series, the Phoenix-Sanford Bernstein Mid-Cap Value Series, and the Phoenix-Sanford Bernstein Small-Cap Value Series. Alliance is a leading investment advisor supervising client accounts with assets as of October 31, 2002 totaling approximately $382 billion. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000, that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.


ROGER ENGEMANN & ASSOCIATES, INC.

    Roger Engemann & Associates, Inc. ("Engemann"), is the subadvisor to the Phoenix-Engemann Capital Growth Series and the Phoenix-Engemann Small & Mid-Cap Growth Series. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2002, Engemann had approximately $4 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.


JANUS CAPITAL MANAGEMENT LLC (FORMERLY, JANUS CAPITAL CORPORATION)

    Janus Capital Management LLC ("Janus") is the subadvisor to the Phoenix-Janus Flexible Income Series. Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 2002, Janus had approximately


                                                The Phoenix Edge Series Fund  97

$138 billion under management. Janus is located at 100 Fillmore Street, Denver, Colorado 80206.


KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

    Kayne Anderson Rudnick Investment Management, LLC ("Kayne") is the subadvisor to the Phoenix-Kayne Large-Cap Core and Phoenix-Kayne Small-Cap Quality Value Series. Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of December 31, 2002, Kayne had approximately $8.6 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.


LAZARD ASSET MANAGEMENT LLC

    Lazard Asset Management LLC ("Lazard") is the subadvisor to the Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and Phoenix-Lazard U.S. Multi-Cap Series. Lazard manages investments for corporations, endowments, public and private pension funds, individuals, and mutual funds, with $55.9 billion in assets under management as of December 31, 2002. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.


LORD, ABBETT & CO. LLC

    Lord, Abbett & Co. LLC ("Lord Abbett") is the subadvisor to Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value and Phoenix-Lord Abbett Mid-Cap Value Series. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes with approximately $48.2 billion in more than 40 mutual fund portfolios and other advisory accounts, as of December 31, 2002. Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302.


MFS INVESTMENT MANAGEMENT

    Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management, ("MFS") is the subadvisor to the Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


NORTHERN TRUST INVESTMENTS, INC.

    Northern Trust Investments, Inc. ("Northern") an indirect subsidiary of NorthernTrust Corporation, serves as subadvisor to the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series. Northern's principal place of business is located at 50 South LaSalle Street, Chicago, Illinois 60675. As of December 31, 2002, Northern had approximately $133 billion in assets under management. Northern Trust Corporation, through its subsidiaries, has been engaged in the investment management business since 1889, specializing in personal wealth and institutional money management. As of December 31, 2002, Northern Trust Corporation and its subsidiaries had approximately $302 billion in assets under management.


SENECA CAPITAL MANAGEMENT LLC

    Seneca Capital Management LLC ("Seneca") is the subadvisor to the Phoenix-Seneca Mid-Cap Growth Series and the Phoenix-Seneca Strategic Theme Series. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 2002, Seneca had approximately $12.0 billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.


STATE STREET RESEARCH & MANAGEMENT COMPANY

    State Street Research & Management Company ("State Street Research") is the subadvisor to the Phoenix-State Street Research Small-Cap Growth Series. State Street Research is a subsidiary of MetLife, Inc. State Street Research traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of December 31, 2002, State Street Research together with its affiliate, SSR Realty, managed $45 billion in assets, of which $31 billion represented institutional clients, $8 billion represented retail mutual funds, and $6 billion represented subadvisory relationships. State Street Research's offices are located at One Financial Center, Boston, MA 02111.


FEES AND EXPENSES PAID BY THE FUND
    For the fiscal year ended December 31, 2002, the Fund, on behalf of each series that has operated for a full fiscal year, paid the advisors an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the respective series as indicated in the tables below. Those series that have not operated for a full fiscal year are indicated with an asterisk, and reflect the fee rate in the advisory agreement.

---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
---------------------------------------------------------------
                       SERIES                       ANNUAL FEE
---------------------------------------------------------------
 Phoenix-Aberdeen International                      0.75%
---------------------------------------------------------------

 Phoenix-Engemann Capital Growth                     0.65%

---------------------------------------------------------------
 Phoenix-Engemann Small & Mid-Cap Growth             0.90%
---------------------------------------------------------------
 Phoenix-Goodwin Money Market                        0.40%
---------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income           0.50%
---------------------------------------------------------------

 Phoenix-Goodwin Multi-Sector Short Term Bond Series 0.50%*

---------------------------------------------------------------
 Phoenix-Hollister Value Equity                      0.70%
---------------------------------------------------------------
 Phoenix-Kayne Large-Cap Core                        0.70%*
---------------------------------------------------------------
 Phoenix-Kayne Small-Cap Quality Value               0.90%*
---------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income                  0.70%
---------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation               0.58%
---------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                       0.80%
---------------------------------------------------------------
Phoenix-Seneca Strategic Theme                       0.75%
---------------------------------------------------------------


98  The Phoenix Edge Series Fund

---------------------------------------------------------------
                PHOENIX VARIABLE ADVISORS, INC.
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
 Phoenix-AIM Mid-Cap Equity                          0.85%*
---------------------------------------------------------------
 Phoenix-Alliance/Bernstein Enhanced Index           0.45%
---------------------------------------------------------------
 Phoenix-Alliance/Bernstein Growth + Value           0.85%*
---------------------------------------------------------------
 Phoenix-Janus Flexible Income                       0.80%
---------------------------------------------------------------
 Phoenix-Lazard International Equity Select          0.90%
---------------------------------------------------------------
 Phoenix-Lazard Small-Cap Value                      0.90%*
---------------------------------------------------------------
 Phoenix-Lazard U.S. Multi-Cap                       0.80%*
---------------------------------------------------------------
 Phoenix-Lord Abbett Bond-Debenture                  0.75%*
---------------------------------------------------------------
 Phoenix-Lord Abbett Large-Cap Value                 0.75%*
---------------------------------------------------------------
 Phoenix-Lord Abbett Mid-Cap Value                   0.85%*
---------------------------------------------------------------
 Phoenix-MFS Investors Growth Stock                  0.75%*
---------------------------------------------------------------
 Phoenix-MFS Investors Trust                         0.75%*
---------------------------------------------------------------
 Phoenix-MFS Value                                   0.75%*
---------------------------------------------------------------
 Phoenix-Northern Dow 30                             0.35%
---------------------------------------------------------------
 Phoenix-Northern Nasdaq-100 Index(R)                0.35%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Global Value              0.90%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap Value             1.05%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Small-Cap Value           1.05%
---------------------------------------------------------------
 Phoenix-State Street Research Small-Cap Growth      0.85%*
---------------------------------------------------------------

---------------------------------------------------------------
           DUFF & PHELPS INVESTMENT MANAGEMENT CO.
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities             0.75%
---------------------------------------------------------------

    From these fees, the advisors, not the Fund, pay the subadvisors for management services they provide to the respective series. (Please see the Statement of Additional Information for the breakdown of the subadvisory fees.)


MORE ABOUT THE FUND
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND
    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST
    Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts. The Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-Sanford Bernstein Global Value Series may incur liability for foreign income and withholding taxes on investment income. The Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-Sanford Bernstein Global Value Series intend to qualify for, and may make, an election permitted under the Code to enable the shareholder separate accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the separate accounts' pro rata share of the income and withholding taxes paid by the Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-


                                                The Phoenix Edge Series Fund  99

Sanford Bernstein Global Value Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the series as income. Contract owners will not be required to treat the foreign income taxes paid by the series as income or be able to claim a credit or deduction for these taxes on their income tax returns.

    Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    Although certain series may be non-diversified under the federal securities laws, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, each of these series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

    If the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

NET ASSET VALUE

    Shares in each of the series are offered to and are redeemed by the separate accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applied to the purchase or redemption of the series' shares. Any advisor or subadvisor may refuse any purchase or exchange request from a person or group if such request could adversely affect the series' net asset value, including if such person or group has engaged in excessive trading (to be determined at the series' discretion), including transactions that appear to coincide with a market-timing strategy. A pattern of excessive trading can be disruptive to the series' management and, consequently, can be detrimental to the series' performance and shareholders.


    The net asset value per share of each series is determined as of the close of regular trading of the New York Stock Exchange ("NYSE") on days when the NYSE is open for trading, usually at or about 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities, and dividing by the total number of outstanding shares of the series.

    The series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally.

    Foreign securities can be traded on weekends and other days when the Fund does not price shares. As a result, the net asset value of a series investing in foreign securities may change on days when shareholders will not be able to purchase or redeem their shares. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.

DISCLAIMERS
    PHOENIX-NORTHERN DOW 30 SERIES
    The Phoenix-Northern Dow 30 Series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY


100  The Phoenix Edge Series Fund

LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

    PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Northern Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

    THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                               The Phoenix Edge Series Fund  101

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012











  Additional information about The Phoenix
Edge Series Fund (the "Fund") and each
of the series described in this
prospectus is contained in the Fund's
Statement of Additional Information
("SAI") dated May 1, 2003, which has
been filed with the Securities and
Exchange Commission ("SEC") and is
incorporated by reference into this
prospectus.

  Additional information about the Fund's
investments is available in the Fund's
Annual and Semiannual Reports to
Shareholders. In the Fund's Annual
Report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

  The SAI and the Annual and Semiannual
Reports are available, without charge,
upon request. Inquiries and requests for the SAI and the Annual and Semiannual
Reports should be directed in writing to Phoenix Life Insurance Company,
PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

  Information about the Fund, including
the SAI, can be reviewed and copied at
the SEC's Public Reference Room in
Washington, D.C. You can obtain
information on the operation of the
Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's
Internet site at http://www.sec.gov.
Copies of the information may be
obtained, after paying a duplicating
fee, by electronic request at the
following e-mail address:
publicinfo@sec.gov, or by writing the
SEC Public Reference Section,
Washington, D.C. 20549-0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

Investment Company Act File No. 811-4642

[logo] Phoenix Wealth Management (R)

G0144PRvA  (C)2003 The Phoenix Companies, Inc.    [logo] Printed on recycled paper.                5-03

                                     PART B

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                      PHOENIX LIFE INSURANCE COMPANY
101 Munson Street                                                    PO Box 8027
Greenfield, Massachusetts                                  Boston, MA 02266-8027


                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2003

    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (each a "series," collectively, the "Fund") dated May 1, 2003 (hereinafter called the "prospectus"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling 800/541-0171 or by writing to Phoenix Life Insurance Company ("Phoenix") at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request. The contents of this SAI are incorporated by reference in the prospectus in their entirety.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

    The Fund .............................................................    2

    Permitted Investments and Risk Factors ...............................    2

    Additional Investment Policies of Certain Series......................   21


    Investment Restrictions...............................................   25

    Portfolio Turnover....................................................   26

    Management of the Fund ...............................................   27

    The Investment Advisors and Subadvisors...............................   32

    Custodian ............................................................   38

    Foreign Custodian ....................................................   39

    Independent Accountants ..............................................   39

    Financial Agent.......................................................   39

    Code of Ethics........................................................   39

    Brokerage Allocation .................................................   39

    Determination of Net Asset Value .....................................   41

    Investing in the Fund ................................................   41

    Redemption of Shares .................................................   42

    Taxes ................................................................   42

    Disclaimer............................................................   42

    Financial Statements .................................................   43

    Appendix..............................................................   44

THE FUND
--------------------------------------------------------------------------------

    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the following series which are non-diversified: Phoenix-Northern Dow 30 Series, Phoenix-Northern Nasdaq-100 Index(R) Series and Phoenix-Duff & Phelps Real Estate Securities Series. Shares in each series of the Fund are available to the following insurance company separate accounts:

[diamond] The Phoenix Life Variable Accumulation Account, a separate account of
          Phoenix Life Insurance Company ("Phoenix") established on June 21,
          1982;

[diamond] The Phoenix Life Variable Universal Life Account, a separate account of Phoenix established on June 17, 1985;

[diamond] The PHL Variable Accumulation Account, a separate account of PHL
          Variable Insurance Company ("PHL Variable") established on December 7, 1994;

[diamond] The PHL Variable Universal Life Account, a separate account of PHL
          Variable established on September 10, 1998;

[diamond] The Phoenix Life and Annuity Variable Universal Life Account, a separate account of Phoenix Life and Annuity Company ("PLAC") established on July 1, 1996.

    The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The Accounts own all of the shares of the Fund.

PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------------------------------------------------

    The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

    All of the series described in this SAI may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
    A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
    Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
    For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
    Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES

    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Flexible Income Series and the Phoenix-Lord Abbett Bond-Debenture Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


CORPORATE ASSET-BACKED SECURITIES
    Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
    The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
    Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as 144A securities which may make them more difficult and costly to sell.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
    Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
    The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
    Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a series may wish to buy in the future by purchasing futures contracts.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    Except for the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series, transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical rating organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN SECURITIES
    Each series may invest up to 25% of its total net asset value in foreign securities unless otherwise stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

---------------------------------------------- ------------
SERIES                                          % LIMITS
---------------------------------------------- ------------
Phoenix-Aberdeen International                     100%
---------------------------------------------- ------------
Phoenix-Alliance/Bernstein Growth + Value           15%
---------------------------------------------- ------------
Phoenix-Engemann Small & Mid-Cap Growth             50%
---------------------------------------------- ------------
Phoenix-Hollister Value Equity                      30%
---------------------------------------------- ------------
Phoenix-Janus Flexible Income                      100%
---------------------------------------------- ------------
Phoenix-Lazard International Equity Select         100%
---------------------------------------------- ------------
Phoenix-Lord Abbett Bond-Debenture                  20%*
---------------------------------------------- ------------
Phoenix-Lord Abbett Large-Cap Value                 10%*
---------------------------------------------- ------------
Phoenix-Lord Abbett Mid-Cap Value                   10%*
---------------------------------------------- ------------
Phoenix-MFS Investors Growth Stock                  35%
---------------------------------------------- ------------
Phoenix-MFS Investors Trust                         20%
---------------------------------------------- ------------
Phoenix-MFS Value                                   35%
---------------------------------------------- ------------
Phoenix-Oakhurst Growth and Income                  20%
---------------------------------------------- ------------
Phoenix-Sanford Bernstein Global Value             100%
---------------------------------------------- ------------
Phoenix-Sanford Bernstein Mid-Cap Value             20%
---------------------------------------------- ------------
Phoenix-Seneca Mid-Cap Growth                       20%
---------------------------------------------- ------------
Phoenix-Seneca Strategic Theme                      35%
---------------------------------------------- ------------
Phoenix-State Street Research Small-Cap             35%
Growth
---------------------------------------------- ------------
    * The subadvisor for these series does not consider ADRs and securities of companies domiciled outside the U.S., but whose principal trading market is in the U.S. to be "foreign securities." This may have the indirect effect of increasing the series' exposure to these types of securities.

    The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-Alliance/Bernstein Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940, a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.

-------------------------------------------- ------------
SERIES                                       % LIMITS
-------------------------------------------- ------------
Phoenix-Aberdeen International                    20%
-------------------------------------------- ------------
Phoenix-Engemann Small & Mid-Cap Growth            5%
-------------------------------------------- ------------
Phoenix-Goodwin Multi-Sector Fixed Income         50%
-------------------------------------------- ------------

Phoenix-Goodwin Multi-Sector Short Term
  Bond                                            35%

-------------------------------------------- ------------
Phoenix-Janus Flexible Income                    100%
-------------------------------------------- ------------
Phoenix-Lord Abbett Bond-Debenture                80%
-------------------------------------------- ------------
Phoenix-MFS Value                                 20%
-------------------------------------------- ------------
Phoenix-Oakhurst Strategic Allocation              5%
-------------------------------------------- ------------
Phoenix-Seneca Mid-Cap Growth                      5%
-------------------------------------------- ------------

    Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.


LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.


    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE
    The Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-Hollister Value Equity, Phoenix-Alliance/Bernstein Enhanced Index, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Hollister Value Equity, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and the Phoenix-Lazard U.S. Multi-Cap Series may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-AIM Mid-Cap Equity, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and, Phoenix-Lazard U.S. Multi-Cap Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage The Phoenix-Hollister Value Equity Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases and the amount of the loans exceed one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

    The Phoenix-Oakhurst Growth and Income, Phoenix-Sanford Bernstein Global Value, and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-Oakhurst Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; Phoenix-Oakhurst Growth and Income and Phoenix-Sanford Bernstein Global Value Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage

Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option that is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of each of the Phoenix-Janus Flexible Income, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and Phoenix-Lazard U.S. Multi-Cap Series). The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series, other than those listed below, may invest up to 15% of its net assets in illiquid securities. The Phoenix-Lord Abbett Bond-Debenture Series, may invest up to 10% of its net assets in illiquid securities. The Phoenix-Lord Abbett Large-Cap Value Series may invest up to 5% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS
    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

          REITs generally can be classified as follows:

[diamond] Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond] Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond] Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will segregate with custodian liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE-BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.


ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
--------------------------------------------------------------------------------

    The following policies are non-fundamental and may be changed without shareholder vote.

PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-AIM MID-CAP EQUITY SERIES
    To the extent that the Phoenix-AIM Mid-Cap Equity Series enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the series, after taking into account unrealized profits and unrealized losses on contracts it has entered into. This does not limit the percentage of the series assets at risk to 5%.

    The series will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the series' total assets. The series will not purchase options if, at any time of the investment, the aggregate premiums paid for the options exceed 5% of the series' total assets.


    The series does not currently intend to invest in inverse floating rate obligations, PIK bonds, private placements, privatizations, reset options, variable or floating rate securities, or "yield curve" options. The series does not invest in speculative bonds. The series also will not lend portfolio securities with a value of more than 33% of its assets. The series will not invest more than 15% of its net assets in REITS.


    The series may participate in the initial public offering ("IPO") market, and a portion of the series' returns could be attributable to its investments in IPOs, which would have a magnified impact due to the series' small asset base. As the series' assets grow, it is probable that the effect of the series' investment in IPOs on its total returns will decline, which may reduce the series' total returns.

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

    The investment strategy of the Phoenix-Alliance/Bernstein Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 250 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.


    The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond] Research: The subadvisors of the series follow over 650 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond] Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond] Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.


    The series may also invest in trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalization above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are generally included in the S&P 500. The series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.


    The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES
    The Phoenix-Alliance/Bernstein Growth + Value Series will not lend portfolio securities with a value of more than 30% of its assets. The series will not invest more than 25% of its net assets in REITS.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    As the Phoenix-Duff & Phelps Real Estate Securities Series indirectly invests in REITs, investors will bear not only the proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
    The series may invest any amount of its assets in any class or type of security believed by the subadvisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment-grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

    Diversification among market sectors will be a factor in selecting securities for the series. However, the subadvisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established-market countries and emerging-market countries.

    The Phoenix-Engemann Capital Growth Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
    The Phoenix-Engemann Small & Mid-Cap Growth may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The series may also invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

PHOENIX-GOODWIN MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high-grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix-Goodwin Money Market Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-HOLLISTER VALUE EQUITY SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.

PHOENIX-JANUS FLEXIBLE INCOME SERIES
    The Phoenix-Janus Flexible Income Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
    The Phoenix-Lazard International Equity Select Series may invest up to 20% of its net assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that adverse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-LAZARD SMALL-CAP VALUE SERIES
    Equity securities of small-cap companies in which the series may invest generally have one or more of the following characteristics:

[diamond] the potential to become a larger factor in the company's business sector,

[diamond] significant debt but high levels of free cash flow, and/or

[diamond] a relatively short corporate history with the expectation that the business may grow

    The series may invest up to 20% of its assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that averse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-LAZARD U.S. MULTI-CAP SERIES
    The Phoenix-Lazard U.S. Multi-Cap Series may invest up to 20% of its assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that averse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES
    The Phoenix-MFS Investors Growth Stock Series does not invest in Brady bonds, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, warrants, PIK bonds, reset options, reverse repurchase agreements, short sales against the box, speculative bonds, stripped mortgage-backed securities, swap agreements, "yield curve" options, or zero and deferred coupon debt securities. The series will not lend portfolio securities with a value of more than 30% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-MFS INVESTORS TRUST SERIES
    The Phoenix-MFS Investors Trust Series does not invest in Brady bonds, corporate asset-backed securities, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, mortgage-backed securities, options, reset options, reverse repurchase agreements, speculative bonds, stripped mortgage-backed securities, swap agreements or "yield curve" options. The series will not lend portfolio securities with a value of more than 30% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-MFS VALUE SERIES
    The Phoenix-MFS Value Series does not invest in inverse floating rate obligations, reverse repurchase agreements, or short sales against the box. The series will not lend portfolio securities with a value of more than 30% of its assets.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
    The Phoenix-Oakhurst Growth and Income Series intends to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

    Market Segment Investments. The Phoenix-Oakhurst Strategic Allocation Series seeks to achieve its investment objective by investing in the 3 market segments of stocks, bonds and money market instruments described below.

[diamond] STOCKS--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond] BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

          o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

          o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

          o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Oakhurst Strategic Allocation Series' total assets;

          o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

          o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

[diamond] MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

          o those money market instruments described in this Statement of Additional Information; and

          o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Oakhurst Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
    The Phoenix-Sanford Bernstein Global Value Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-SENECA STRATEGIC THEME SERIES
    The Phoenix-Seneca Strategic Theme Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The Phoenix-Seneca Strategic Theme Series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.


PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES
    Investments in initial public offerings ("IPO") can have a significant positive impact on the series' performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The series may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the series may not be able to buy the shares at the commencement of the offering and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the series grows.


    The series may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The series will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The series dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

    The series may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS
    The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.

(1) A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.

      This restriction does not apply to the Phoenix-Northern Dow 30, Phoenix-Northern Nasdaq-100 Index(R), or Phoenix-Duff & Phelps Real Estate Securities Series.

(2) A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

      This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Northern Dow 30 or Phoenix-Northern Nasdaq-100 Index(R) Series.

      In addition, the Phoenix-Goodwin Money Market Series and Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of their assets in the banking industry.

(3) A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

(4) A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

(5) A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

(6)   A series may not purchase or sell real estate, except that a series may
      (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
      (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

(7) A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

(8) A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).


      Phoenix-AIM Mid-Cap Equity Series may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.



PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements that enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series) are set forth under "Financial Highlights" in the prospectus. The portfolio turnover rates for the Phoenix-Goodwin Multi-Sector Short Term Bond, Phoenix-Kayne Large Cap Core, Phoenix-Kayne Small-Cap Quality Value, Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value, Phoenix-Lord Abbett Mid-Cap Value, and Phoenix-State Street Research Small-Cap Growth Series are for less than a full year.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND        LENGTH OF                PRINCIPAL OCCUPATION(S)               OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH TRUST          TIME SERVED                 DURING PAST 5 YEARS                   TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA               1999       Retired                                               35        None
704 SW Lake Charles Circle
Port St. Lucie, FL  34986
4/11/40
Trustee
------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                     1999       Retired                                               35        None
497 Hensler Lane
Oradell, NJ 07649
2/5/34
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien                2000       Retired                                               35        Chairman, Board of
37 Stonegate Drive                                                                                            Trustees at The
Wethersfield, CT 06109                                                                                        University of
5/14/43                                                                                                       Connecticut
Trustee                                                                                                       (1997-present).
                                                                                                              Director, USAllianz
                                                                                                              Variable Insurance
                                                                                                              Product Trust, 23
                                                                                                              funds (1999-present).
------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                   1999       Self-employed                                         35        Director, Peoples'
35 Saddle Ridge Drive                                                                                         Bank (1995-present).
Bloomfield, CT 06002
2/1/38
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                 2000       Retired; previously Managing Director,                35        Director, Barnes
38 Gerrish Lane                               Saugatuck  Associates, Inc. (1999-2000); Vice                   Group, Inc.
New Canaan, CT 06840                          Chairman, (1997-1998), President/Chief                          (1997-present).
6/19/37                                       Operating Officer (1992-1997), Handy & Harman,
Trustee                                       Trenwick Group, LTD (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                     1999       Principal/Attorney, Cummings & Lockwood, LLC          35        None
Cummings & Lockwood                           (1996-present).
Cityplace I, 185 Asylum St.
Hartford, CT  06103
7/28/50
Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Gilotti               Executive    Various positions including Executive Vice            35        None
One American Row                 Vice         President, Phoenix Life Insurance Company
Hartford, CT 06102               President -  (1999-present). Director, Bank and
05/25/47                         1999;        Broker/Dealer Operations, Aetna (1994-1999).
Trustee/Executive Vice           Trustee -    Director, Phoenix Variable Advisors, Inc.
President                        2002         (2000-present). Director, Phoenix Life and
                                              Annuity Company. Director, PHL Variable
                                              Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND        LENGTH OF                PRINCIPAL OCCUPATION(S)               OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH TRUST          TIME SERVED                 DURING PAST 5 YEARS                   TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Simon Y. Tan                       1999       Various positions including Executive Vice            35        None
One American Row                              President, Phoenix Life Insurance Company
Hartford, CT 06102                            (1982-present). Director, Aberdeen Asset
02/17/52                                      Management, PLC; Director, AGL Life Assurance
Trustee/President/                            Company; Director, American Phoenix Life and
Chairperson                                   Reassurance Company; Director, AnnuityNet,
                                              Inc.; Director, Lombard International
                                              Assurance S.A.; Director, Main Street
                                              Management Company; Director, PFG Holdings,
                                              Inc.; Director, PHL Associates Insurance
                                              Agency of MA, Inc.; Director, PHL Associates
                                              Insurance Agency of NM, Inc.; Director, PHL
                                              Variable Insurance Company; Director,
                                              Phoenix-Aberdeen International Advisors, LLC;
                                              Director, Phoenix Distribution Holding
                                              Company; Director, Phoenix Global Investments
                                              Co., Ltd.; Director, Phoenix Life and Annuity
                                              Company; Director, Phoenix Life and
                                              Reassurance Company of New York; Director,
                                              Phoenix National Insurance Company; Director,
                                              Phoenix Variable Advisors, Inc.; Director, PM
                                              Holdings, Inc.; Director, Worldwide Phoenix
                                              Limited; Director, WS Griffith Advisors, Inc.;
                                              Director, WS Griffith Associates, Inc.;
                                              Director, WS Griffith Securities, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Nancy G. Curtiss                   1994       Vice President, Treasurer and Principal               N/A       N/A
56 Prospect Street                            Accounting Officer, The Phoenix Edge Series
Hartford, CT 06115                            Fund (1994-present), Phoenix funds
11/24/52                                      (1994-present), Phoenix Duff & Phelps
Vice President, Treasurer                     Institutional Mutual Funds (1996-present),
and Principal Accounting                      Phoenix-Aberdeen Series Fund (1996-present)
Officer                                       and Phoenix-Seneca Funds (2000-present). Vice
                                              President and Treasurer (1994-present),
                                              Phoenix Equity Planning Corporation.

------------------------------------------------------------------------------------------------------------------------------------
Doreen A. Bonner                   1999       Vice President and Compliance Officer, The            N/A       N/A
One American Row                              Phoenix Edge Series Fund (1999-present).
Hartford, CT 06102                            Director (manager type), Individual Market
02/21/56                                      Development, Phoenix Life Insurance Company
Vice President,                               (1997-present). Vice President and Compliance
Compliance Officer                            Officer, Phoenix Variable Advisors, Inc.
                                              (1999-present).
------------------------------------------------------------------------------------------------------------------------------------

Richard J. Wirth                   2001       Vice President, Secretary and Counsel, The            N/A       N/A
One American Row                              Phoenix Edge Series Fund (2001-present). Vice
Hartford, CT 06102                            President and Insurance and Investment
11/14/58                                      Products Counsel, Phoenix Life Insurance
Vice President, Secretary                     Company (1993-present).
and Counsel

------------------------------------------------------------------------------------------------------------------------------------

* The individuals listed above are "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


    None of the Trustees or officers directly own shares of the Fund. As of April 1, 2003, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.


COMMITTEES OF THE BOARD
    AUDIT COMMITTEE. The Board has an Audit Committee comprised of entirely independent Trustees. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien and John R. Mallin. The Audit Committee meets with the Fund's independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met four times in 2002.

    NOMINATING COMMITTEE. The Board has a Nominating Committee that selects and nominates new candidates for election as non-interested Trustees. The Nominating Committee will not consider nominees recommended by Policyholders or Contractowners. John A. Fabian, Eunice S. Groark, Frank E. Grzelecki and Roger
A. Gelfenbien comprise the Nominating Committee. The Nominating Committee met one time in 2002.


    EXECUTIVE COMMITTEE. Frank M. Ellmer, Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it. The Executive Committee met once in 2002.


COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. Each independent Trustee receives from the Fund a $3,000 quarterly stipend plus $2,000 for each Board meeting attended. Committee members receive an additional fee of $2,000 for each committee meeting attended. In addition, the Fund reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Fund receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2002:

---------------------------------------------------------------
NAME                               AGGREGATE COMPENSATION
                                          FROM FUND
---------------------------------------------------------------

Frank M. Ellmer                            $28,000

---------------------------------------------------------------
John A. Fabian                             $30,000
---------------------------------------------------------------
Roger A. Gelfenbien                        $28,000
---------------------------------------------------------------

Eunice S. Groark                           $22,000

---------------------------------------------------------------
Frank E. Grzelecki                         $22,000
---------------------------------------------------------------

John R. Mallin                             $28,000

---------------------------------------------------------------
Timothy P. Shriver                         $18,000
---------------------------------------------------------------
Michael J. Gilloti                           None
---------------------------------------------------------------
Simon Y. Tan                                 None
---------------------------------------------------------------

TRUSTEE OWNERSHIP OF SECURITIES
    Set forth in the table below is the dollar range of equity securities by each Trustee as of December 31, 2002.

------------------------------------------------------------------
                                            AGGREGATE DOLLAR RANGE
                                                 OF TRUSTEE
                       DOLLAR RANGE OF        OWNERSHIP IN ALL
                      EQUITY SECURITIES      SERIES OVERSEEN BY
                         IN A SERIES         TRUSTEE IN FAMILY OF
NAME OF TRUSTEE          OF THE FUND        INVESTMENT COMPANIES(1)
------------------------------------------------------------------
Frank M. Ellmer              None                 None
------------------------------------------------------------------
John A. Fabian               None                 None
------------------------------------------------------------------
Roger A. Gelfenbien          None                 None
------------------------------------------------------------------
Eunice S. Groark             None                 None
------------------------------------------------------------------
Frank E. Grzelecki           None                 None
------------------------------------------------------------------
John R. Mallin               None                 None
------------------------------------------------------------------
Michael J. Gilloti           None                 None
------------------------------------------------------------------
Simon Y. Tan                 None                 None
------------------------------------------------------------------

(1) For the purposes of this table, the Fund has been considered to comprise the relevant Family of Investment Companies.

    At December 31, 2002, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.

INTERESTS OF INDEPENDENT TRUSTEES
    SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These new requirements require disclosure by each independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent trustees has agreed to provide the following disclosures in accordance with the referenced release. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent trustees.

    Mr. Fabian served as Executive Vice President of Phoenix Home Life Mutual Insurance Company, now Phoenix Life Insurance Company ("Phoenix"), from 1992-1994 and of Home Life Insurance Company, a predecessor of Phoenix from 1975 to 1992. As a former officer and employee of Phoenix and its predecessor, Mr. Fabian receives retirement payments and other benefits in excess of $60,000 per year. These include fixed monthly retirement payments (subject to cost of living increases) under the Phoenix Home Life Employee Pension Plan, a tax-qualified defined benefit plan; the Home Life Insurance Company Non-Qualified Retirement Plan, a non-qualified supplemental defined benefit plan; and a special severance agreement providing supplemental retirement benefits on a non-qualified basis. The qualified plan is pre-funded by a separate trust, while the other retirement benefits are obligations of Phoenix. These benefits are fully vested and fixed in amount.

    Mrs. Groark's husband, Tom Groark, is a partner at the law firm of Day, Berry & Howard LLP ("DBH"). During the last two completed calendar years, DBH provided legal services to Duff & Phelps Investment Management Company ("DPIM"), Phoenix Investment Partners, Ltd. ("PXP"), and other Phoenix affiliates, in the aggregate amount of approximately $755,259. DPIM is the investment advisor to the Phoenix-Duff & Phelps Real Estate Series. PXP is the direct or indirect parent of DPIM and of the Fund's other investment advisors and subadvisors that are affiliated with The Phoenix Companies, Inc. The work performed by DBH did not involve the Fund or any of the Fund's investment advisors or subadvisors other than DPIM. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation. Mrs. Groark does not have any interest in DBH.

    Mr. Grzelecki and Phoenix are co-investors, among several other investors, in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Mr. Grzelecki has also been affiliated with the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), and retains an equity interest in both entities through that relationship. Phoenix and the Phoenix Employee Pension Plan are limited partners of Saugatuck Capital with an aggregate $.5 million capital commitment (of which $4.5 million is on behalf of Phoenix and $.5 million is on behalf of the pension plan). Mr. Grzelecki is a limited partner in Saugatuck Capital with a capital commitment of $750,000. Total capitalization of Saugatuck Capital is $48 million in limited partnership capital commitments and $70 million in financing from the Small Business Administration, in the form of preferred limited partnership interests. The limited partnership interests are passive interests, although they entitle the limited partners to vote for the removal of the general partner. The voting interests held by both Phoenix and the Plan represent less than 5% of the total outstanding voting interests in Saugatuck Capital. All capital commitments will be paid in by February 2011 or sooner. Mr. Grzelecki was one of the five managing members of Saugatuck LLC from July 1999 through July 2000, and remains a non-managing member. As general partner, Saugatuck LLC is entitled to 20% of the profits of Saugatuck Capital upon its dissolution in approximately ten years. Following Mr. Grzelecki's resignation as a managing member of Saugatuck LLC, he retained a 3.1% vested interest in Saugatuck LLC, which represents a 0.622% interest in the profits of Saugatuck Capital at dissolution. Both Mr. Grzelecki and Mr. Paul M. Chute, Managing Director, Phoenix Investment Counsel, Inc., serve as members of Saugatuck Capital's Advisory Board, a non-governing board of approximately 12 members. Board members receive $3,000 for each of the four meetings held annually.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

    The Board of Trustees is ultimately responsible for overseeing the performance of the Fund's investment advisors and subadvisors and determining whether to approve and renew the Fund's investment advisory arrangements. At its meeting on August 9, 2002, the Board approved advisory agreements for the following newly created Series: Phoenix-Kayne Large-Cap Core Series, Phoenix-Kayne Small-Cap Quality Value Series, Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series, Phoenix-Lazard U.S. Multi-Cap Series, Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lord Abbett Large-Cap Value Series, Phoenix-Lord Abbett Mid- Cap Value Series and Phoenix-State Street Research Small-Cap Growth Series. At its meeting on November 12, 2002, the Board approved the renewal of all other advisory agreements except for the Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series and Phoenix-Sanford Bernstein Small-Cap Value Series of the Fund. In each instance, the Board considered the following primary factors:


o The nature and quality of the services that have been, and will be, provided to each Series as described in the advisory and subadvisory agreements and in the other materials provided by each of the advisors and subadvisors to the Fund. These materials also included, without limitation, a description of the qualifications, including credentials and experience of officers of each advisor/subadvisor and a brief description of how each advisors/subadvisor seeks to attract and retain high caliber professionals. The Trustees were also presented with information comparing Series' performance against appropriate benchmarks; the amount of brokerage commissions paid and allocated to affiliated brokers (together with the use of soft dollars by each applicable advisor/subadvisor); each advisor/subadvisor's record of compliance with Series' investment restrictions and their own code of ethics; and the nature of any other relevant services.

o The fees charged by each advisor and subadvisor together with a comparison of such fees against an appropriate benchmark. This cost analysis also included materials relating to indirect costs and other fees collected by these entities or their affiliates based on their association with the Fund.

o The profitability attributable to serving as an advisor/subadvisor to the Fund. The responses to this item also addressed how offering the Fund as an investment option for their variable life insurance and annuity contracts financially impacts Phoenix and affiliated insurance companies.

o Economies of scale that could be used to reduce expenses were also considered. Specifically, consideration was given to the scope of expense reimbursements offered by advisors and the availability of any fee breakpoints.

    Reports from each advisor and subadvisor that addressed each of these specific factors were supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

    The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements and concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

MANAGER OF MANAGERS EXEMPTIVE ORDER
    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

MIXED AND SHARED FUNDING
    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

CONTROL PERSONS

    One or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products own the shares of both of the series. The following table shows the percentage ownership of each series held by each separate or general account as of April 1, 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      PHOENIX LIFE
                                                     PHOENIX LIFE     PHOENIX LIFE                                     & ANNUITY
                                                       VARIABLE         VARIABLE      PHL VARIABLE     PHL VARIABLE     VARIABLE
                                                     ACCUMULATION      UNIVERSAL      ACCUMULATION    UNIVERSAL LIFE   UNIVERSAL
                      SERIES                           ACCOUNT        LIFE ACCOUNT       ACCOUNT         ACCOUNT      LIFE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Aberdeen International Series                    38.5%           35.5%            25.9%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                        50.8%           15.5%            33.6%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series         20.1%           36.9%            42.9%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series         51.6%            9.9%            38.3%            0.0%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series      25.4%           24.9%            49.6%            0.0%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                   47.3%           32.6%            20.2%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series           32.4%           22.3%            45.0%            0.0%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                      25.6%           43.1%            29.7%            0.1%           1.6%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series         34.7%           25.6%            39.6%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series       0.0%            0.0%             0.0%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                    21.1%           30.6%            48.2%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                     18.1%           16.7%            64.2%            0.0%           1.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series                      24.6%           14.0%            60.7%            0.0%           0.7%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series             42.4%           21.1%            36.5%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series        22.8%           12.5%            64.6%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                    81.6%            4.7%            13.7%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                     85.9%            2.7%            11.4%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                51.2%            9.5%            39.4%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series               21.5%           13.7%            64.8%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                 40.4%           13.2%            45.1%            0.0%           1.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                26.9%           25.9%            46.4%            0.0%           0.9%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                       56.3%           16.7%            26.9%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                 24.4%           24.2%            50.8%            0.0%           0.6%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           32.0%           23.3%            44.4%            0.0%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              31.6%           24.9%            42.8%            0.1%           0.6%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                22.3%           23.9%            53.7%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series             56.2%           18.8%            24.9%            0.0%           0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series            60.4%           13.7%            25.9%            0.0%           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series           22.5%           30.8%            46.4%            0.0%           0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Equity
Series                                                   22.5%           24.0%            52.2%            0.0%           1.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                     23.5%           29.6%            46.1%            0.0%           0.8%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                    31.2%           26.7%            41.8%            0.0%           0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth           45.7%            5.8%            48.5%            0.0%           0.1%
Series

------------------------------------------------------------------------------------------------------------------------------------

    PHL Variable Insurance Company and Phoenix Life and Annuity Company are indirect, wholly owned subsidiaries of The Phoenix Companies, Inc. No shares are held by any advisor or subadvisor of the Fund.


THE INVESTMENT ADVISORS AND SUBADVISORS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc. and Duff & Phelps Investment Management Co. (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

    The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.


PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:


o   Phoenix-Aberdeen International Series
o   Phoenix-Engemann Capital Growth Series
o   Phoenix-Engemann Small & Mid-Cap Growth Series
o   Phoenix-Goodwin Money Market Series
o   Phoenix-Goodwin Multi-Sector Fixed Income Series
o   Phoenix-Goodwin Multi-Sector Short Term Bond Series
o   Phoenix-Hollister Value Equity Series
o   Phoenix-Kayne Large-Cap Core Series
o   Phoenix-Kayne Small-Cap Quality Value Series
o   Phoenix-Oakhurst Growth and Income Series
o   Phoenix-Oakhurst Strategic Allocation Series
o   Phoenix-Seneca Mid-Cap Growth Series
o   Phoenix-Seneca Strategic Theme Series


    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the tables below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

---------------------------------------------------------------
SERIES                 RATE FOR     RATE FOR       RATE FOR
                         FIRST        NEXT       EXCESS OVER
                    $250,000,000  $250,000,000   $500,000,000
---------------------------------------------------------------
Phoenix-Aberdeen         .75%         .70%          .65%
International
---------------------------------------------------------------
Phoenix-Engemann         .70%         .65%          .60%
Capital Growth
---------------------------------------------------------------
Phoenix-Goodwin Money
Market                   .40%         .35%          .30%
---------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Fixed
Income                   .50%         .45%          .40%
---------------------------------------------------------------

Phoenix-Goodwin
Multi-Sector Short
Term Bond                .50%         .45%          .40%

---------------------------------------------------------------
Phoenix-Hollister
Value Equity             .70%         .65%          .60%
---------------------------------------------------------------
Phoenix-Oakhurst
Growth and Income        .70%         .65%          .60%
---------------------------------------------------------------
Phoenix-Oakhurst
Strategic Allocation     .60%         .55%          .50%
---------------------------------------------------------------
Phoenix-Seneca
Strategic Theme          .75%         .70%          .65%
---------------------------------------------------------------


---------------------------------------------------------------
SERIES                                                RATE
---------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth               .90%
---------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                          .70%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                 .90%
---------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                         .80%
---------------------------------------------------------------


    PIC has been an investment advisor for over sixty years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2002, PIC had approximately $21.1 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.


PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:

o   Phoenix-AIM Mid-Cap Equity Series
o   Phoenix-Alliance/Bernstein Enhanced Index Series
o   Phoenix-Alliance/Bernstein Growth + Value Series
o   Phoenix-Janus Flexible Income Series
o   Phoenix-Lazard International Equity Select Series
o   Phoenix-Lazard Small-Cap Value Series
o   Phoenix-Lazard U.S. Multi-Cap Series
o   Phoenix-Lord Abbett Bond-Debenture Series
o   Phoenix-Lord Abbett Large-Cap Value Series
o   Phoenix-Lord Abbett Mid-Cap Value Series
o   Phoenix-MFS Investors Growth Stock Series
o   Phoenix-MFS Investors Trust Series
o   Phoenix-MFS Value Series
o   Phoenix-Northern Dow 30 Series
o   Phoenix-Northern NASDAQ-100 Index(R) Series
o   Phoenix-Sanford Bernstein Global Value Series
o   Phoenix-Sanford Bernstein Mid-Cap Value Series
o   Phoenix-Sanford Bernstein Small-Cap Value Series
o   Phoenix-State Street Research Small-Cap Growth Series

    The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below.

--------------------------------------------------------------
SERIES                                               RATE
--------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                            .85%
--------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index             .45%
--------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value             .85%
--------------------------------------------------------------
Phoenix-Janus Flexible Income                         .80%
--------------------------------------------------------------
Phoenix-Lazard International Equity Select            .90%
--------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                        .90%
--------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                         .80%
--------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                    .75%
--------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                   .75%
--------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                     .85%
--------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                    .75%
--------------------------------------------------------------
Phoenix-MFS Investors Trust                           .75%
--------------------------------------------------------------
Phoenix-MFS Value                                     .75%
--------------------------------------------------------------
Phoenix-Northern Dow 30                               .35%
--------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                  .35%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                .90%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value              1.05%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value            1.05%
--------------------------------------------------------------

--------------------------------------------------------------
SERIES                                               RATE
--------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth        .85%
--------------------------------------------------------------


    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA, an indirect, wholly owned subsidiary of Phoenix, was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. This remains PVA's sole business activity. As of December 31, 2002, PVA has approximately $376.3 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.


DUFF & PHELPS INVESTMENT MANAGEMENT CO.
     Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

     The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

----------------------------------------------------------------------
                      RATE FOR         RATE FOR         RATE FOR
                        FIRST            NEXT          EXCESS OVER
SERIES              $1,000,000,000   $1,000,000,000$   2,000,000,000
----------------------------------------------------------------------
Phoenix-Duff &
Phelps Real Estate
Securities              .75%             .70%             .65%
----------------------------------------------------------------------


     DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. As of December 31, 2002, DPIM had approximately $6.2 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.


EXPENSE REIMBURSEMENT ARRANGEMENTS

    The advisors have agreed to reimburse the Fund for certain operating expenses for all series. For the year ended December 31, 2003, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time thereafter.


---------------------------------------------------------------
SERIES                                      MAXIMUM OPERATING
                                                 EXPENSE
---------------------------------------------------------------

Phoenix-Aberdeen International                      .40%
---------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                          .25%
---------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index           .20%
---------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value           .25%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate                   .35%
Securities
---------------------------------------------------------------
Phoenix-Engemann Capital Growth                     .25%
---------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth             .35%
---------------------------------------------------------------
Phoenix-Goodwin Money Market                        .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income           .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term             .20%
Bond
---------------------------------------------------------------
Phoenix-Hollister Value Equity                      .25%
---------------------------------------------------------------
Phoenix-Janus Flexible Income                       .25%
---------------------------------------------------------------
Phoenix-Kayne Large-Cap Core                        .15%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Value                       .15%
---------------------------------------------------------------
Phoenix-Lazard International Equity Select          .15%
---------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                      .15%
---------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                       .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                  .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                 .15%
---------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                   .15%
---------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                  .25%
---------------------------------------------------------------
Phoenix-MFS Investors Trust                         .25%
---------------------------------------------------------------
Phoenix-MFS Value                                   .25%
---------------------------------------------------------------
Phoenix-Northern Dow 30                             .25%
---------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index                   .25%
---------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                  .25%
---------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation               .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value              .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .25%
---------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                       .35%
---------------------------------------------------------------
Phoenix-Seneca Strategic Theme                      .35%
---------------------------------------------------------------
Phoenix-State Street Research Small-Cap             .15%
Growth

---------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

The Agreements also provide that all costs and expenses not specifically enumerated, as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

   The advisors were compensated for the last three calendar years as follows:

---------------------------------------------------------------------
                                 COMPENSATION FOR THE YEAR ENDED
                                          DECEMBER 31,
         ADVISORS                  2002       2001          2000
---------------------------------------------------------------------

  Duff & Phelps Investment
  Management Company         $   388,431   $   279,136   $   222,041
---------------------------------------------------------------------
  Phoenix Aberdeen
  International
  Advisors, LLC              $    45,583        N/A          N/A
---------------------------------------------------------------------
  Phoenix Investment
  Counsel, Inc.              $11,490,025   $15,567,938   $21,356,000
---------------------------------------------------------------------
  Phoenix Variable
  Advisors, LLC              $ 1,057,413   $   816,631   $   626,860

---------------------------------------------------------------------

THE SUBADVISORS
    PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

ABERDEEN FUND MANAGERS, INC.

    PIC has engaged Aberdeen Fund Managers, Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:


--------------------------------------------------------------
SERIES                          RATE      BREAKPOINT ASSETS
--------------------------------------------------------------
Phoenix-Aberdeen               .375%      On first $250
International Series                      million
                            ----------------------------------
                               .350%      On next $250
                                          million
                            ----------------------------------
                               .325%      On excess
--------------------------------------------------------------

    Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen. Aberdeen Asset Management Asia Limited executes Far East portfolio management on behalf of Aberdeen.


    Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 300 SE 2nd Street, Suite 820, Fort Lauderdale, Florida 33304. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2002, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $35.6 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.


A I M CAPITAL MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and AIM Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to the Phoenix-AIM Mid-Cap Equity Series. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the series as follows:

-------------------------------------------------------------
SERIES                                             RATE
-------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                         0.50%
-------------------------------------------------------------


    AIM is an indirect, wholly owned subsidiary of AIM Management Group Inc. AIM Management Group Inc. advises approximately 190 mutual funds and separate accounts which total approximately $124 billion in assets as of December 31, 2002. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


ALLIANCE CAPITAL MANAGEMENT L.P.
    Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to the Phoenix-Alliance/Bernstein Enhanced Index and Phoenix-Alliance/Bernstein Growth + Value Series. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit ( "Bernstein"). PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------------------
SERIES                             RATE     BREAKPOINT ASSETS
----------------------------------------------------------------

Phoenix-Alliance/Bernstein         .225%    On first $50
Enhanced Index                              million
                                   -----------------------------
                                   .180%    On next $150
                                            million
                                   -----------------------------
                                   .135%    On excess

----------------------------------------------------------------


----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
----------------------------------------------------------------
                                    0.90%   On first $20
                                            million
                                    ----------------------------
                                    0.75%   On next $20 million
Phoenix-Alliance/Bernstein Growth   ----------------------------
+ Value                             0.60%   On next $20 million
                                    ----------------------------
                                    0.40%   On next $40 million
                                    ----------------------------
                                    0.30%   On excess
----------------------------------------------------------------

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through Bernstein, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------

                                   .65%  On first $25 million
                                ------------------------------
                                   .50%  On next $25 million
Phoenix-Sanford Bernstein       ------------------------------
Global Value(1)                    .45%  On next $25 million
                                ------------------------------
                                   .40%  On next $100 million
                                ------------------------------
                                   .30%  On excess
--------------------------------------------------------------



--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------

Phoenix-Sanford Bernstein          .80%  On first $25 million
Mid-Cap Value(1)                ------------------------------
                                   .60%  On excess
--------------------------------------------------------------



--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
--------------------------------------------------------------
                                  1.00%  On first $10 million
Phoenix-Sanford Bernstein        -----------------------------
Small-Cap Value(1)                 .875% On next $10 million
                                 -----------------------------
                                   .75%  On excess
--------------------------------------------------------------


(1) These series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

    Alliance is a leading international investment advisor supervising client accounts with assets as of December 31, 2002 totaling approximately $382 billion. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.


ROGER ENGEMANN & ASSOCIATES, INC.

    Pursuant to subadvisory agreements between PIC and Roger Engemann & Associates, Inc. ("Engemann") with respect to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth Series, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                                RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
                                      .10%   On first $3 billion
Phoenix-Engemann Capital Growth    ------------------------------
                                      .30%   On excess
-----------------------------------------------------------------


----------------------------------------------------------------
SERIES                                                 RATE
----------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                .45%
----------------------------------------------------------------


    Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which is a wholly owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969, and provides investment-counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2002, Engemann had approximately $4 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.


JANUS CAPITAL MANAGEMENT LLC (FORMERLY JANUS CAPITAL CORPORATION)
    Pursuant to a subadvisory agreement between PVA and Janus Capital Management LLC ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Janus Flexible Income Series. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of the series (calculated separately, not in the aggregate) as follows:


------------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
------------------------------------------------------------------
Phoenix-Janus Flexible Income       .55%    On first $100 million
                                  --------------------------------
                                    .50%    On next $400 million
                                  --------------------------------
                                    .45%    On excess
------------------------------------------------------------------


    Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital Group Inc. ("JCG"), owns approximately 98% of Janus. JCG is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2002, Janus had approximately $138 billion under management. Janus is located at 100 Fillmore Street, Denver, Colorado 80206.


KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PIC and Kayne Anderson Rudnick Investment Management, LLC ("Kayne"), Kayne is the subadvisor and furnishes portfolio management services to the Phoenix-Kayne Large-Cap Core and Phoenix-Kayne Small-Cap Quality Value Series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of the combined average daily net assets of both of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Kayne Large-Cap Core        .30%    On first $800
                                            million
                                   ------------------------------
                                    .25%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality     .50%    On first $200
Value                                       million
                                   ------------------------------
                                    .45%    On excess
-----------------------------------------------------------------


    Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of December 31, 2002, Kayne had approximately $8.6 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.


LAZARD ASSET MANAGEMENT LLC
    Pursuant to a subadvisory agreement between PVA and Lazard Asset Management LLC ("Lazard"), Lazard is the subadvisor and furnishes portfolio management services to the Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and Phoenix-Lazard U.S. Multi-Cap Series. For the services provided, PVA pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of each of the series as follows:

-----------------------------------------------------------------
SERIES                             RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .45%    On first $500 million
Phoenix-Lazard International    ---------------------------------
                                   .40%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                             RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .55%    On first $250 million
                                ---------------------------------
Phoenix-Lazard Small-Cap Value     .50%    On next $250 million
                                ---------------------------------
                                   .45%    On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                             RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .38%    On first $250 million
Phoenix-Lazard U.S. Multi-Cap   ---------------------------------
                                   .35%    On excess
-----------------------------------------------------------------


    Lazard is a subsidiary of Lazard Freres & Co., LLC, a pre-eminent global investment bank with over 150 years of experience. The New York based asset management division manages investments for corporations, endowments, public and private pension funds, individuals and mutual funds, with $55.9 billion in assets under management as of December 31, 2002.


LORD, ABBETT & CO. LLC
    Pursuant to a subadvisory agreement between PVA and Lord, Abbett & Co. LLC ("Lord Abbett"), Lord Abbett is the subadvisor and furnishes portfolio management services to the Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value and Phoenix-Lord Abbett Mid-Cap Value Series. For the services provided, PIC pays a monthly fee to Lord Abbett based on an annual percentage of the combined average daily net assets of both of the series as follows:

------------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
------------------------------------------------------------------
                                    .35%    On first $250 million
Phoenix-Lord Abbett             ----------------------------------
Bond-Debenture                      .30%    On next $750 million
                                ----------------------------------
                                    .25%    On excess
------------------------------------------------------------------

------------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
------------------------------------------------------------------
                                    .35%    On first $600 million
Phoenix-Lord Abbett Large-Cap   ----------------------------------
Value                               .30%    On next $600 million
                                ----------------------------------
                                    .25%    On excess
------------------------------------------------------------------

------------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
------------------------------------------------------------------
                                    .45%    On first $200 million*
Phoenix-Lord Abbett Mid-Cap     ----------------------------------
Value                               .40%    On next $300 million
                                ----------------------------------
                                   .375%    On excess
------------------------------------------------------------------

    * The subadvisor has voluntarily agreed to waive .05% of the subadvisory fee on the first $200 million until February 9, 2004.

    Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes with approximately $48.2 billion in more than 40 mutual fund portfolios and other advisory accounts, as of December 31, 2002. Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302.


MFS INVESTMENT MANAGEMENT
    Pursuant to a subadvisory agreement between PVA and Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS"), MFS is the subadvisor and furnishes portfolio management services to the Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of the series as follows:

------------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
------------------------------------------------------------------
                                    .375%   On first $500 million
Phoenix-MFS Investors Growth Stock -------------------------------
Phoenix-MFS Investors Trust         .35%    On next $400 million
Phoenix-MFS Value                  -------------------------------
                                    .325%   On next $600 million
                                   -------------------------------
                                    .25%    On excess
------------------------------------------------------------------


    MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $112.5 billion as of December 31, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc. (a diversified financial services organization).


NORTHERN TRUST INVESTMENTS, INC.
    Pursuant to a subadvisory agreement between PVA and Northern Trust Investments, Inc. ("Northern"), Northern serves as subadvisor and furnishes portfolio management services to the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of the combined average daily net assets of both of the series as follows:

--------------------------------------------------------------
SERIES                                               RATE
--------------------------------------------------------------
Phoenix-Northern Dow 30                             .10%
--------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                .10%
--------------------------------------------------------------


    Northern's principal place of business is located at 50 South LaSalle Street, Chicago, Illinois 60675. As of December 31, 2002, Northern had approximately $133 billion in assets under management. Northern Trust Corporation, through its subsidiaries, has been engaged in the investment management business since 1889, specializing in personal wealth and institutional money management. As of December 31, 2002, Northern Trust Corporation and its subsidiaries had approximately $302 billion in assets under management.


SENECA CAPITAL MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Phoenix-Seneca Mid-Cap Growth Series, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Phoenix-Seneca Strategic Theme Series, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series. For the services provided, PIC pays a monthly fee to Seneca based on an annual percentage of the average daily net assets of the series as follows:

------------------------------------------------------------------
SERIES                                                 RATE
------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                          .40%
------------------------------------------------------------------

------------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
------------------------------------------------------------------
Phoenix-Seneca Strategic Theme      .100%   On first $201 million
                                  --------------------------------
                                    .375%   On next $799 million
Phoenix-Seneca Strategic Theme    --------------------------------
                                    .350%   On next $1 billion
                                  --------------------------------
                                    .325%   On excess
------------------------------------------------------------------


    PXP owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 2002, Seneca had approximately $12 billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.


STATE STREET RESEARCH & MANAGEMENT COMPANY
    Pursuant to a subadvisory agreement between PVA and State Street Research & Management Company ("State Street Research"), State Street Research is the subadvisor and furnishes portfolio management services to the Phoenix-State Street Research Small-Cap Growth Series. For the services provided, PIC pays a monthly fee to State Street Research based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------------
SERIES                                            RATE
----------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth    .45%
----------------------------------------------------------


    State Street Research is a subsidiary of MetLife, Inc. and traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of December 31, 2002, State Street Research together with its affiliate, SSR Realty, managed $45 billion in assets, of which $31 billion represented institutional clients, $8 billion represented retail mutual funds and $6 billion represented subadvisory relationships. State Street Research's offices are located at One Financial Center, Boston, MA 02111.


SUBADVISOR COMPENSATION
    The subadvisors were compensated for the last three calendar years as follows:

------------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
        SUBADVISORS            2002         2001         2000
------------------------------------------------------------------

AIM Capital Management, Inc.    $28,175       $2,918          N/A
------------------------------------------------------------------
Aberdeen Fund Managers, Inc.   $580,538     $757,068   $1,069,776
------------------------------------------------------------------
Alliance Capital
  Management, L.P.             $738,344     $354,162      $24,408
------------------------------------------------------------------
Deutsche Asset Management,
  Inc.                         $199,192     $187,781       $4,913
------------------------------------------------------------------
Roger Engemann &
  Associates, Inc.             $521,653   $1,028,104   $1,675,958
------------------------------------------------------------------
Federated Investment
  Management Company            $37,483      $44,478      $22,647
------------------------------------------------------------------
J.P. Morgan Investment
  Management, Inc.             $238,701     $263,608     $306,609
------------------------------------------------------------------
Janus Capital Management
  LLC                          $583,598     $589,841     $315,667
------------------------------------------------------------------
Kayne Anderson Rudnick
  Investment Management, LLC     $2,520      N/A          N/A
------------------------------------------------------------------
Lazard Asset Management LLC     $12,468      N/A          N/A
------------------------------------------------------------------
Lord, Abbett & Co. LLC           $8,550      N/A          N/A
------------------------------------------------------------------
MFS Investment Management       $70,630       $6,747      N/A
------------------------------------------------------------------
Phoenix Investment
  Counsel, Inc.                 $45,583      $38,392      $48,551
------------------------------------------------------------------
Seneca Capital Management,
  LLC                          $346,345     $397,634     $373,540
------------------------------------------------------------------
State Street Research &
  Management Company             $2,986      N/A          N/A
------------------------------------------------------------------
Van Kampen                      $40,941      $44,273      $34,047

------------------------------------------------------------------


CUSTODIAN
--------------------------------------------------------------------------------

    Custodians under the terms of a custodian agreement hold the securities and cash of the series. The custodians are:

[diamond] JPMorgan Chase Bank
          270 Park Avenue
          New York, NY 10017-2070

[diamond] Brown Brothers Harriman & Co
          40 Water Street
          Boston, MA 02109

[diamond] State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

    The following tables list the custodians and the series for which they hold cash and securities:

------------------------------------------------------
JPMORGAN CHASE BANK
------------------------------------------------------

Phoenix-Engemann Capital Growth
Phoenix-Engemann Small and Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Goodwin Multi-Sector Short Term Bond
------------------------------------------------------

------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Strategic Theme

------------------------------------------------------

------------------------------------------------------
BROWN BROTHERS HARRIMAN & CO.
------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Lazard International Equity Select
Phoenix-Sanford Bernstein Global Value
------------------------------------------------------

------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
------------------------------------------------------
Phoenix-AIM Mid-Cap Equity

Phoenix-Alliance/Bernstein Enhanced Index

Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------

    The Fund permits the custodians to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Fund has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.


FOREIGN CUSTODIAN
--------------------------------------------------------------------------------

    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund, audits the Fund's financial statements. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.


FINANCIAL AGENT
--------------------------------------------------------------------------------


    Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent. For its services as financial agent, PEPCO receives a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of PFPC, Inc.'s performance.



CODE OF ETHICS
--------------------------------------------------------------------------------

    The Fund and each of its advisors and subadvisors have adopted codes of ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.


BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934,

"brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.


    For the fiscal years ended December 31, 2000, 2001 and 2002 brokerage commissions paid by the series on portfolio transactions totaled $4,757,882, $3,939,249 and $5,450,123 respectively. Of the commissions paid in the year 2000, $486,020 was paid to brokers of affiliated persons of the series as follows:


-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions Paid                        $132,078      $353,942
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                 2.78%         7.44%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving
commissions effected through
affiliated brokers                          2.28%         8.39%
-----------------------------------------------------------------

Of the commissions paid in the year 2001, $320,009 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $152,684      $167,401
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                 3.88%         4.25%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving
commissions effected through
affiliated brokers                         1.60%         2.30%
-----------------------------------------------------------------


Of the commissions paid in the year 2002, $584,114 was paid to brokers of affiliated persons of the series as follows:


-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------

Commissions paid                        $384,891      $162,223
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                 7.06%            3%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving
commissions effected through
affiliated brokers                         3.64%            2%

-----------------------------------------------------------------

    Sanford Bernstein is an affiliate of Alliance. PXP Securities is an affiliate of PIC, DPIM, Engemann, Seneca and PVA.


    Total brokerage commissions paid during the fiscal year ended December 31, 2002 included brokerage commissions of $306,729,390 on portfolio transactions aggregating $853,991 executed by brokers who provided research and other statistical and factual information.


    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


INVESTING IN THE FUND
--------------------------------------------------------------------------------

    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.


TAXES
--------------------------------------------------------------------------------

    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.


DISCLAIMER
--------------------------------------------------------------------------------

PHOENIX-NORTHERN DOW 30 SERIES
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Northern Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Northern Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2002 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:
    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

    Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.


CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS
    AAA: An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

    AA: An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

    A: An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

    BBB: An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

    B: An obligor rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

    CC: An obligor rated 'CC' is CURRENTLY HIGHLY VULNERABLE.

    Plus (+) or minus(-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.


    SD AND D: An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other 21 issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.


    N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
    Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    Outlooks are not provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a 'pi' subscript generally are not modified with '+' or '-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS
    A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

                                     PART C

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS
(a) Articles of Incorporation.

     1. Declaration of Trust of the Registrant establishing the Big Edge Series Fund dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

     2. Amendment to Declaration of Trust effective February 28, 1990, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     3. Amendment to Declaration of Trust effective November 14, 1991, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     4. Amendment to Declaration of Trust effective May 1, 1992, changing the name of the Trust to The Phoenix Edge Series Fund, establishing the Balanced Series, and changing the names of Stock Series to Growth Series and Total-Vest Series to Total Return Series filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     5. Amendment to Declaration of Trust effective January 1, 1995, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     6. Amendment to Declaration of Trust effective November 15, 1995, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

     7. Amendment to Declaration of Trust effective February 21, 1996, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

     8. Amendment to Declaration of Trust effective August 21, 1996, establishing the Aberdeen New Asia Series and changing the name of the Total Return Series to Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

     9. Amendment to Declaration of Trust effective May 28, 1997, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

     10. Amendment to Declaration of Trust effective February 27, 1998, establishing the Engemann Nifty Fifty Series, Seneca Mid-Cap Series, Phoenix Growth and Income Series, Phoenix Value Equity Series and Schafer Mid-Cap Value Series, filed herewith.

     11. Amendment to Declaration of Trust dated May 1, 1998 for scribner's error in Amendment filed February 27, 1998, filed herewith.

     12. Amendment to Declaration of Trust effective May 1, 1999, changing the name of the Series currently designated as Balanced Series, Multi-Sector Fixed Income Series, Money Market Series, Strategic Allocation Series, Growth Series, International Series, Real Estate Securities Series, Strategic Theme Series, Aberdeen New Asia Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Schafer Mid-Cap Value Series, Seneca Mid-Cap Growth Series, Phoenix Value Equity Series, and Phoenix Growth and Income Series to Phoenix-Goodwin Balanced Series, Phoenix-Goodwin Multi-Sector Fixed Income Series, Phoenix-Goodwin Money Market Series, Phoenix-Goodwin Strategic Allocation Series, Phoenix-Goodwin Growth Series, Phoenix-Aberdeen International Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix-Goodwin Strategic Theme Series, Phoenix-Aberdeen New Asia Series, Phoenix Research Enhanced Index Series, Phoenix-Engemann Nifty Fifty Series, Phoenix-Schafer Mid-Cap Value Series, Phoenix-Seneca Mid-Cap Growth Series, Phoenix-Hollister Value Equity Series, and Phoenix-Oakhurst Growth and Income Series, filed herewith.

     13. Amendment to Declaration of Trust effective December 1, 1999, establishing the Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series and Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     14. Amendment to Declaration of Trust effective December 1, 1999, changing names of Phoenix-Goodwin Growth Series to Phoenix-Engemann Capital Growth Series, Phoenix-Goodwin Strategic Theme Series to Phoenix-Seneca Strategic Theme Series, Phoenix-Goodwin Balanced Series to Phoenix-Oakhurst Balanced Series, and Phoenix-

         Goodwin Strategic Allocation Series to Phoenix-Oakhurst Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     15. Amendment to Declaration of Trust effective April 21, 2000, changing name of Phoenix-Research Enhanced Index Series to Phoenix-J.P. Morgan Research Enhanced Index Series, filed herewith.

     16. Amendment to Declaration of Trust effective July 26, 2000, establishing the Phoenix-Bankers Trust Nasdaq-100 Index(R) Series and
         Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     17. Amendment to Declaration of Trust effective September 29, 2000, establishing the "Phoenix-Sanford Bernstein Global Value Series" and "Phoenix-Sanford Bernstein Small-Cap Value Series" and changing the name of "Phoenix-Schafer Mid-Cap Value Series" to "Phoenix-Sanford Bernstein Mid-Cap Value Series", filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     18. Amendment to Declaration of Trust effective May 1, 2001, changing the name of "Phoenix-Bankers Trust Dow 30 Series" to "Phoenix-Deutsche Dow 30 Series", and "Phoenix-Bankers Trust Nasdaq-100 Index Series" to "Phoenix-Deutsche Nasdaq-100 Index Series", filed herewith.

     19. Amendment to Declaration of Trust effective August 31, 2001 establishing the "Phoenix-AIM Mid-Cap Equity Series",
         "Phoenix-Alliance/Bernstein Growth + Value Series", "Phoenix-MFS Investors Growth Stock Series", "Phoenix-MFS Investors Trust Series" and "Phoenix-MFS Value Series", and changing the name of "Phoenix-Janus Equity Income Series" to "Phoenix-Janus Core Equity Series", filed herewith.

     20. Amendment to Declaration of Trust effective as of October 29, 2001 amending the fundamental investment restrictions of each Series, filed via Edgar with Post-Effective Amendment No. 41 on March 1, 2002.

     21. Amendment to Declaration of Trust effective as of March 18, 2002, merging of Phoenix-Oakhurst Balanced Series into Phoenix-Oakhurst Strategic Allocation Series, Phoenix-Engemann Nifty Fifty Series into Phoenix-Engemann Growth Series, and Phoenix-Janus Core Equity Series Income Series into Phoenix-Janus Growth Series, filed via Edgar with Post-Effective Amendment No. 42 on April 29, 2002.

     22. Amendment to Declaration of Trust effective May 10, 2002, changing the name of "Phoenix-Morgan Stanley Focus Equity Series" to "Phoenix-Van Kampen Focus Equity Series", filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

     23. Amendment to Declaration of Trust effective August 9, 2002, establishing "Phoenix-Kayne Large-Cap Core Series", "Phoenix-Kayne Small-Cap Quality Value Series", "Phoenix-Lord Abbett Large-Cap Value Series", 'Phoenix-Lord Abbett Mid-Cap Value Series", "Phoenix-Lord Abbett Bond-Debenture Series", "Phoenix-Lazard International Equity Select Series", "Phoenix-Lazard Small-Cap Value Series", "Phoenix-Lazard U.S.Multi-Cap Series" and "Phoenix-State Street Research Small-Cap Growth Series" and amending Section 4.2 of Article IV list of Series as described in Trust's registration statement, filed herewith.

     24. Amendment to Declaration of Trust effective as of October 25, 2002 deleting reference to Phoenix-Federated U.S. Government Bond Series, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.

(b)  Not applicable.

(c)  Not applicable.

(d)  Investment Advisory Contracts.

     1.  Investment Advisory Agreements.

         (1) Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series dated January 1, 1993, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

              a. Instrument to Amend Investment Advisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc., pertaining to Phoenix-Seneca Strategic Theme Series dated January 23, 1996, filed herewith.

              b. Second Amendment to the Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 9, 2002, covering the Phoenix-Kayne Large-Cap Core Series and Phoenix-Kayne Small-Cap Quality Value Series and deleting reference to Phoenix-Oakhurst Balanced Series (f/k/a Balanced Series) and Phoenix-Engemann Nifty Fifty Series, filed herewith.

              c. Third Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 12, 2002 to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed herewith.

         (2) Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, dated May 1, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

              a. Substitution Agreement between Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co. dated February 27, 1998, covering Phoenix Real Estate Securities Series, filed herewith.

         (3) Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC, covering the Aberdeen New Asia Series dated September 15, 1996, filed herewith.

         (4) Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated December 14, 1999, covering Phoenix-Schafer Mid-Cap Value Series, Phoenix Research Enhanced Index Series, Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-Morgan Stanley Focus Equity Series, filed herewith.

              a. First Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated July 5, 2000, covering the Phoenix-Bankers Trust Nasdaq-100
                  Index Series, filed herewith.

              b. Second Amendment to Investment Advisory Agreement between Registrant and Phoenix-Variable Advisors, Inc. dated September 28, 2002, covering the Phoenix-Sanford Bernstein Global Value Series and Phoenix-Sanford Bernstein Small-Cap Value Series, filed herewith.

              c. Third Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated October 29, 2001, covering the Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series, filed herewith.

              d. Fourth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated August 9, 2002, covering Phoenix-Lord Abbett Large-Cap Value Series, Phoenix-Lord Abbett Mid-Cap Value Series, Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series, Phoenix-Lazard U.S. Multi-Cap Series, and Phoenix-State Street Research Small-Cap Growth Series, the deletion of Phoenix-Janus Core Equity Series, and the renaming of Phoenix-Morgan Stanley Focus Equity Series to Phoenix-Van Kampen Focus Equity Series, filed herewith.

              e. Fifth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated February 10, 2003, deleting the reference of Phoenix-Van Kampen Focus Equity Series (f/k/a Phoenix-Morgan Stanley Focus Equity Series) and Phoenix-Janus Growth Series; renaming Phoenix-J.P. Morgan Research Enhanced Index Series (f/k/a Phoenix Research Enhanced Index Series) with Phoenix-Alliance/Bernstein Enhanced Index Series; renaming of Phoenix-Deutsche Dow 30 Series (f/k/a Phoenix-Bankers Trust Dow 30 Series) with Phoenix-Northern Dow 30 Series; and renaming of Phoenix-Deutsche Nasdaq-100 Index(R) Series (f/k/a Phoenix-Bankers Trust Nasdaq-100 Index(R) Series) with Phoenix-Northern Nasdaq-100 Index(R) Series, filed herewith.

         (5) Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 10, 2000, covering the Phoenix-Engemann Small & Mid-Cap Growth Series, filed herewith.

              a. First Amendment to Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated November 12, 2002, on behalf of Phoenix-Engemann Small & Mid-Cap Growth Series to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed herewith.

         (6) Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated March 2, 1998, covering Seneca Mid-Cap Growth Series, filed herewith.

              a. First Amendment to Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated November 12, 2002, on behalf of Phoenix-Seneca Mid-Cap Growth Series (f/k/a Seneca Mid-Cap Growth Series) to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed herewith.

         (7) Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated March 2, 1998, covering Phoenix Value Equity Series, filed herewith.

              a. First Amendment to Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated November 12, 2002, on behalf of Phoenix-Hollister Value Equity Series (f/k/a Phoenix Value Equity Series) to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed herewith.

         (8) Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated March 2, 1988, covering Phoenix Growth and Income Series, filed herewith.

              a. First Amendment to Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated November 12, 2002, on behalf of Phoenix-Oakhurst Growth and Income Series (f/k/a Phoenix Growth and Income Series) to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed herewith.

     2. Subadvisory Agreements.

         (1) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC dated March 2, 1998, covering Seneca Mid-Cap Growth Series, filed herewith.

         (2) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC dated August 4, 1999, covering Phoenix-Seneca Strategic Theme Series, filed herewith.

              a. First Amendment to Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC dated November 12, 2002, covering Phoenix-Seneca Capital Management LLC, filed herewith.

         (3) Subadvisory Agreement between Aberdeen Fund Managers, Inc. and Phoenix Investment Counsel, Inc. dated October 27, 1998, covering the International Series, filed herewith.

              a. First Amendment to the Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Fund Managers, Inc., covering the Phoenix-Aberdeen International Series (f/k/a International Series) dated November 12, 2002, filed herewith.

         (4) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated August 4, 1999, covering Phoenix-Goodwin Growth Series, filed herewith.

              a. First Amendment to the Investment Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., covering the Phoenix-Engemann Capital Growth Series (f/k/a Phoenix-Goodwin Growth Series) dated November 12, 2002, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.

         (5) Sub-Investment Advisory Agreement between Phoenix Variable Advisors, Inc. and Janus Capital Corporation dated December 15, 1999, covering the Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, and Phoenix Janus Growth Series, filed herewith.

              a. Amended and Restated Investment Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Janus Capital Management, LLC dated April 3, 2002, pertaining to Phoenix-Janus Flexible Income Series and Phoenix-Janus Growth Series and deletion of Phoenix-Janus Core Equity Series, filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

         (6) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated May 24, 2000, covering the Phoenix-Engemann Small & Mid-Cap Growth Series, filed herewith.

              a. Amended and Restated Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated September 28, 2001, covering Phoenix-Engemann Small & Mid-Cap Growth Series, filed herewith.

              b. First Amendment to the Amended and Restated Investment Advisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated November 12, 2002, covering the Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.

         (7) Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated September 28, 2000, covering Phoenix-Sanford Bernstein Small-Cap Value Series, filed herewith.

         (8) Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated September 29, 2000, covering Phoenix-Sanford Bernstein Global Value Series, filed herewith.

         (9) Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated October 2, 2000, covering Phoenix-Sanford Bernstein Mid-Cap Value Series, filed herewith.

              a. Amendment to Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. dated October 2, 2000 to substitute Schedule C (fee structure), filed herewith.

         (10) 2001 Subadvisory Agreement between AIM Capital Management, Inc. and Phoenix Variable Advisors, Inc. dated September 7, 2001, covering Phoenix-AIM Mid-Cap Equity Series, filed herewith.

         (11) Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. dated October 29, 2001, covering the Phoenix-Alliance/Bernstein Growth + Value Series, filed herewith.

         (12) Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Massachusetts Financial Services Company, Inc. dated October 29, 2001, covering the Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series, filed herewith.

              a. Amended and Restated Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Massachusetts Financial Services Company, d/b/a MFS Investment Management, dated February 13, 2003, covering Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series and Phoenix-MFS Value Series, filed herewith.

         (13) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Kayne Anderson Rudnick Investment Management, LLC dated August 9, 2002, covering the Phoenix-Kayne Large-Cap Core and Phoenix-Kayne Small-Cap Quality Value Series, filed herewith.

         (14) Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Lazard Asset Management dated August 9, 2002, covering the Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series and Phoenix-Lazard U.S. Multi-Cap Series, filed herewith.

         (15) Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Lord, Abbett & Co. dated August 9, 2002, covering the Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lord Abbett Large-Cap Value Series and Phoenix-Lord Abbett U.S. Mid-Cap Value Series, filed Post-herewith.

         (16) Subadvisory Agreement between Phoenix Variable Advisors, Inc. and State Street Research & Management Company dated August 9, 2002, covering the Phoenix-State Street Research Small-Cap Growth Series, filed herewith.

         (17) Investment Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P., covering the Phoenix-Alliance/Bernstein Enhanced Index Series dated January 31, 2002, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.

         (18) Investment Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Northern Trust Investments, Inc. dated January 31, 2003, covering the Phoenix-Northern Dow 30 Series and Phoenix-Northern Nasdaq-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.

(e)  Not applicable.

(f)  Not applicable.

(g)  Custodian Agreements.

     1. Global Custodian Agreement between Registrant and The Chase Manhattan Bank, NA effective May 1, 1990, covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     2. Amendment to Global Custodian Agreement between Registrant and the Chase Manhattan Bank, NA effective May 1, 1992, covering International, Money Market, Growth, Multi-Sector Fixed Income, Strategic Income and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     3. Custodian Agreement between Registrant and Brown Brothers Harriman & Co. effective August 8, 1994, covering the International and Asia Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     4. Custodian Contract between Registrant and State Street Bank and Trust Company, filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     5. Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 17, 1996, filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.


     6. Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

     7. Form of Amendment to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co., covering the Phoenix-Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 42 on April 29, 2002.

     8. Form of Amendment to the Master Custodian Contract between Registrant and State Street Bank and Trust Company, via Edgar with Post-Effective Amendment No. 42 on April 29, 2002.

     9. Form of Amendment to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co., covering the Phoenix-Lazard International Equity Select Series, to be filed by amendment.

     10. Form of Amendment to the Master Custodian Contract between Registrant and State Street Bank and Trust Company, covering the Phoenix-Kayne Large-Cap Core, Phoenix-Kayne Small-Cap Quality Value, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett U.S.

         Growth & Income, Phoenix-Lord Abbett U.S. Mid-Cap Value, Phoenix-State Street Research Long Duration and Phoenix-State Street Research Small-Cap Growth Series, to be filed by amendment.

(h) Other Material Contracts.

     1. Financial Agent Agreement between Registrant and Phoenix Home Life Mutual Insurance Company with respects to Phoenix Home Life Variable Accumulation Account (VA) and Phoenix Home Life Variable Universal Life Account dated November 15, 1995, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

     2. Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated August 29, 1988 filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     3. Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996, filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     4. First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective February 27, 1998, filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

     5. Second Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective June 1, 1988, filed via Edgar with Post-Effective Amendment No. 41 on March 1, 2002.

     6. Third Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective October 29, 2001, filed via Edgar with Post-Effective Amendment No. 41 on March 1, 2002.

     7. Administrative Service Agreement between The Phoenix Edge Series Fund and Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed herewith

(i)  Legal Opinion.

     1. Opinion and Consent of Counsel dated February 27, 1992, covering the addition of a Balanced Series, renaming the Fund to The Phoenix Edge Series Fund, rename Stock Series to Growth Series and Total-Vest Series to Total Return Series, filed with Post-Effective Amendment No. 7, filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     2. Opinion and Consent of Counsel dated April 25, 1995 covering shares of the Real Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     3. Opinion and Consent of Counsel dated January 15, 1996 covering shares of the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

     4. Opinion and Consent of Counsel dated September 3, 1996 covering shares of the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

     5. Opinion and Consent of Counsel dated July 15, 1997 covering shares of the Research Enhanced Index Series filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

     6. Opinion and Consent of Counsel dated February 24, 1998 covering shares of the Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Growth & Income, Phoenix Value Equity and Schafer Mid-Cap Value Series filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

     7. Opinion and Consent of Counsel covering shares of the Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

     8. Opinion and Consent of Counsel covering shares of the Phoenix-Engemann Small & Mid-Cap Growth and Phoenix-Bankers Trust Nasdaq-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 33 on August 9, 2000.

     9. Opinion and Consent of Counsel covering shares of the (Phoenix-Sanford Bernstein Mid-Cap Value (formerly, Phoenix-Schafer Mid-Cap Value), Phoenix-Sanford Bernstein Global and Phoenix-Sanford Bernstein Small-Cap Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     10. Form of Opinion and Consent covering shares of the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix-MFS Value Series, filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

     11. Opinions and Consents of Counsel covering the Plan of Reorganization, merging 3 series (Phoenix-Engemann Nifty Fifty, Phoenix-Oakhurst Balanced and Phoenix-Janus Core Equity into 3 series (Phoenix-Engemann Capital Growth, Phoenix-Oakhurst Strategic Allocation and Phoenix-Janus Growth, respectively), filed via Edgar with Post-Effective Amendment No. 42 on April 29, 2002.

     12. Opinion and Consent of Counsel covering shares of the Phoenix-Kayne Large-Cap Core, Phoenix-Kayne Small-Cap Quality Value, Phoenix-Kayne International Equity Select, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S.

         Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett U.S. Growth & Income, Phoenix-Lord Abbett U.S. Mid-Cap Value, Phoenix-State Street Research Long Duration and Phoenix-State Street Research Small-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

     13. Opinion and Consent of Counsel covering the Plan of Reorganization merging the Phoenix-Aberdeen New Asia Series into the Phoenix-Aberdeen International Series, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.

     14. Opinion and Consent of Counsel covering the Plan of Reorganization merging the Phoenix-Van Kampen Focus Equity and Phoenix-MFS Investors Growth Stock Series into the Phoenix-Janus Growth Series, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.

     15. Opinion and Consent of Counsel covering shares of the Phoenix-Goodwin Multi-Sector Short Term Bond Series, to be filed by amendment.

(j)  Other Opinions.

     1.  Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)  Not applicable.

(l)  Not applicable.

(m)  Not applicable.

(n)  Not applicable.

(o)  Reserved.

(p)  Code of Ethics.

     1. Aberdeen Fund Managers, Inc., filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     2. Alliance Capital Management L.P., filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     3. Deutsche Asset Management, Inc., filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     4. Federated Investment Management Company, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     5. J.P. Morgan Investment Management, Inc., filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     6. Janus Capital Corporation, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     7. Morgan Stanley Asset Management, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     8. The Phoenix Edge Series Fund, Phoenix Variable Advisors, Inc. and Phoenix-Aberdeen International Advisors, LLC, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     9. Form of Phoenix Investment Counsel, Inc., Roger Engemann & Associates, Inc., Seneca Capital Management, LLC and Duff & Phelps Investment Management Company, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     10. AIM Capital Management, Inc., filed via Edgar with Post-Effective Amendment No. 49 on April 24, 2001 to the Registration Statement for AIM Growth Series (File Nos. 2-87526 and 811-2699), which is incorporated by reference herein.

     11. Massachusetts Financial Services Company, Inc., filed via Edgar with Post-Effective Amendment No. 40 on August 28, 2000 to the Registration Statement for MFS Series Trust IX (File Nos. 2-50409 and 811-2464), which is incorporated by reference herein.

     12. Deutsche Asset Management, Inc., filed via Edgar with Post-Effective Amendment No. 39 on August 31, 2001.

     13. Amended Code of Ethics of J.P. Morgan Investment Management Inc., filed via Edgar with Post-Effective Amendment No. 42 on April 29, 2002.

     14. Lazard Asset Management, filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

     15. State Street Research & Management, filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

     16. Lord, Abbett & Co., filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

     17. Kayne Anderson Rudnick Investment Management, LLC, filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

     18. Northern Trust Investments, Inc., to be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT The following diagram illustrates the Registrant's place in the organizational structure:




                                                     ---------------------------------
                                                    |          The Phoenix            |
                                                    |        Companies, Inc.          |
                                                    |                                 |
                                                    |         Delaware Corp.          |
                                                    |           (3/9/2000)            |
                                                     ---------------------------------
                                                                    |
                                                     ---------------------------------
                                                              Phoenix Life
            |----------------------------------------      Insurance Company          --------------
            |                                                                                      |
            |                         |--------------        New York Corp.                        |
            |                         |                        (5/1/1851)                          |
            |                         |              ---------------------------------             |
            |                         |                            |                               |
    ---------------------   -----------------------  ---------------------------------     ---------------------
         Separate            Phoenix Life Variable         Phoenix Life Variable              PM Holdings, Inc.
      Accounts B, C,            Accumulation                    Universal
            & D                   Account                     Life Account              |-
                                                                                        |
     New York Sep. Accts.     New York Sep. Account        New York Sep. Account        |         CT Corp.
         (7/1/1992)               (6/21/1982)                  (6/17/1985)              |        (1/18/1981)
    ---------------------   -----------------------  ---------------------------------  |  ---------------------
            |                         |                            |                    |         |
    ----------------------------------------------------------------------------------  |  ---------------------
                                                                                        |
                              The Phoenix Edge Series Fund                              |    Phoenix Variable
                                                                                        |     Advisors, Inc.
                              Massachusetts Business Trust                              |
                                      (2/18/1986)                                       |     Delaware Corp.
                                                                                        |      (6/27/1995)
    ----------------------------------------------------------------------------------  |  ---------------------
          \          \          \                                                       |
           \          \          \      ----------------------------------------------  |
            \          \          \                                                     |
             \          \          \           PHL Variable Insurance Company         --|
              \          \          \                                                   |
               \          \          \         Connecticut Corp. (7/15/1981)            |
                \          \          \ ----------------------------------------------  |
                 \          \          \                           |                    |
                            ---------------------------  ---------------------------------  |
                                                                                            |
                                 PHLVIC Variable                   PHL Variable             |
                              Universal Life Account           Accumulation Account         |
                                                                                        |
                              CT Sep. Acct.        \          CT Sep. Acct.             |
                                (9/10/1998)                     (12/7/1994)             |
                                                                                        |
                        ---------------------------  ---------------------------------  |
                              \                                                             |
                           \    ------------------------------------------------------  |
                            \                                                           |
                             \              Phoenix Life and Annuity Company          --|
                              \
                               \             Connecticut Corp. (11/2/1981)
                                ------------------------------------------------------
                                  \                           |
                                   \   -----------------------------------------------
                                    \
                                     \            Phoenix Life and Annuity
                                                  Variable Universal Life
                                                          Account

                                                    CT Sep. Acct. (7/1/1996)

                                       -----------------------------------------------



ITEM 25. INDEMNIFICATION
    The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR
    See in the Prospectuses and the Statements of Additional Information for information regarding the business of the advisors and subadvisors.


    Information as to the directors and officers of the advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the advisors in the last two years, is included in their respective applications for registration as investment advisors on Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference, as follows: Phoenix Investment Counsel, Inc., File No. 801-5995; Duff & Phelps Investment Management Co., File No. 801-14813; and Phoenix Variable Advisors, Inc., File No. 801-56484.

    Information as to the directors and officers of the subadvisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the subadvisors in the last two years, is included in their respective applications for registration as investment advisors on Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference, as follows: Aberdeen Fund Managers, Inc., File No. 801-49966; Roger Engemann & Associates, Inc., File No. 801-11586; Seneca Capital Management, LLC, File No. 801-51559; Janus Capital Management LLC, File No. 801-13991; Alliance Capital Management L.P., File No. 801-56720; AIM Capital Management, Inc., File No. 801-15211; Lazard Asset Management LLC, File No. 801-61701; State Street Research & Management Company, File No. 801-18538; Kayne Anderson Rudnick Investment Management, File No. 801-24241; Lord Abbett & Co. LLC, File No. 801-6997; Northern Trust Investments, Inc., File No. 801-33358; and Massachusetts Financial Services Company, File No. 801-17352.


ITEM 27. PRINCIPAL UNDERWRITERS
    Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the Registrant, 100 Bright Meadow Blvd. Enfield, CT 06082; at the offices of Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480; at the offices of Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603; at the offices of Phoenix Variable Advisors, Inc., One American Row, Hartford, Connecticut 06102-5056; at the offices of Aberdeen Fund Managers, Inc., 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33307; at the offices of Roger Engemann & Associates, Inc., 600 North Rosemead Boulevard, Pasadena, California 91107-2138; at the offices of Seneca Capital Management, LLC, 909 Montgomery Street, Suite 500, San Francisco, California 94133; at the offices of Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206; at the offices of Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020; at the offices of A I M Capital Management, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas, 77046; at the offices of Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; at the offices of Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; and at the offices of PFPC, Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809. Records relating to the duties of the custodian for the Registrant are maintained by JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070; Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109; and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 021110.

ITEM 29. MANAGEMENT SERVICES
     All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS
     Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 30th day of April, 2003.




                                              THE PHOENIX EDGE SERIES FUND

Attest:     /s/ Richard J. Wirth              By:  /s/ Simon Y. Tan
         --------------------------               ---------------------------
              Richard J. Wirth                         Simon Y. Tan
                 Secretary                               President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on this 30th day of April, 2003.


                  SIGNATURE                                       TITLE
                  ---------                                       -----

            /s/ Nancy G. Curtiss                                  Treasurer, Principal Accounting Officer
----------------------------------------------
              Nancy G. Curtiss

                                                                  Trustee
----------------------------------------------
              Frank M. Ellmer*

                                                                  Trustee
----------------------------------------------
                John Fabian*

                                                                  Trustee
----------------------------------------------
            Roger A. Gelfenbien*

                                                                  Trustee
----------------------------------------------
              Eunice S. Groark*

                                                                  Trustee
----------------------------------------------
             Frank E. Grzelecki*

                                                                  Trustee
----------------------------------------------
               John R. Mallin*


                                                                  Trustee and Executive Vice President
----------------------------------------------
             Michael J. Gilotti*

              /s/ Simon Y. Tan                                    Trustee, President
----------------------------------------------
                Simon Y. Tan


 By:  /s/ Richard J. Wirth
     --------------------------
 *Richard J. Wirth, pursuant to powers of attorney, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.




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